PREFERENCE PLUS SELECT(R) VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes individual Preference Plus Select contracts for deferred variable annuities ("Deferred Annuities").

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    You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity. Your choices may include the Fixed
Account (not offered or described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.

AMERICAN FUNDS BOND                         LEGG MASON PARTNERS AGGRESSIVE GROWTH (FORMERLY, JANUS
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION   AGGRESSIVE GROWTH)
AMERICAN FUNDS GROWTH                       LEGG MASON VALUE EQUITY
AMERICAN FUNDS GROWTH-INCOME                LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
BLACKROCK AGGRESSIVE GROWTH                 LOOMIS SAYLES SMALL CAP
BLACKROCK BOND INCOME                       LORD ABBETT BOND DEBENTURE
BLACKROCK DIVERSIFIED                       MET/AIM SMALL CAP GROWTH
BLACKROCK LARGE-CAP CORE (FORMERLY,         METLIFE MID CAP STOCK INDEX
 BLACKROCK INVESTMENT TRUST)                METLIFE STOCK INDEX
BLACKROCK LARGE CAP VALUE                   MFS(R) RESEARCH INTERNATIONAL
BLACKROCK LEGACY LARGE CAP GROWTH           MFS(R) TOTAL RETURN
BLACKROCK MONEY MARKET                      MORGAN STANLEY EAFE(R) INDEX
BLACKROCK STRATEGIC VALUE                   NEUBERGER BERMAN MID CAP VALUE
DAVIS VENTURE VALUE                         NEUBERGER BERMAN REAL ESTATE
FI INTERNATIONAL STOCK                      OPPENHEIMER CAPITAL APPRECIATION
FI LARGE CAP                                OPPENHEIMER GLOBAL EQUITY
FI MID CAP OPPORTUNITIES                    PIMCO INFLATION PROTECTED BOND
FI VALUE LEADERS                            PIMCO TOTAL RETURN
FRANKLIN TEMPLETON SMALL CAP GROWTH         RCM TECHNOLOGY (FORMERLY, RCM GLOBAL TECHNOLOGY)
HARRIS OAKMARK FOCUSED VALUE                RUSSELL 2000(R) INDEX
HARRIS OAKMARK INTERNATIONAL                T. ROWE PRICE LARGE CAP GROWTH
HARRIS OAKMARK LARGE CAP VALUE              T. ROWE PRICE MID-CAP GROWTH
JANUS FORTY                                 T. ROWE PRICE SMALL CAP GROWTH
JENNISON GROWTH                             WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
LAZARD MID-CAP                              WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                   ASSET ALLOCATION PORTFOLIOS
METLIFE CONSERVATIVE ALLOCATION             METLIFE MODERATE TO AGGRESSIVE ALLOCATION
METLIFE CONSERVATIVE TO MODERATE ALLOCATION METLIFE AGGRESSIVE ALLOCATION
METLIFE MODERATE ALLOCATION
                             EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
CYCLICAL GROWTH AND INCOME ETF              CYCLICAL GROWTH ETF

HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 121 of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
Attn: Fulfillment Unit - PPS
1600 Division Road
West Warwick, RI 02893
(800) 638-7732




 DEFERRED
 ANNUITIES
 AVAILABLE:

   .  Non-Qualified
   .  Traditional IRA
   .  Roth IRA
   .  Simplified Employee Pensions (SEPs)
   .  SIMPLE Individual Retirement Annuities

 CLASSES AVAILABLE
 FOR EACH
 DEFERRED ANNUITY
   .  B
   .  Bonus
   .  C
   .  L

 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Deferred Annuities has its own Separate Account charge and withdrawal charge schedule. Each provides the opportunity to invest for retirement. The expenses for the Bonus Class of the Deferred Annuity may be higher than similar contracts without a bonus. The purchase payment credits ("Bonus") may be more than offset by the higher expenses for the Bonus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds prospectuses which are attached to the back of this Prospectus. You should read these prospectuses carefully before purchasing a Deferred Annuity.

                               TABLE OF CONTENTS

Important Terms You Should Know.................................................  5
Table of Expenses...............................................................  8
Accumulation Unit Values Tables................................................. 25
MetLife......................................................................... 26
Metropolitan Life Separate Account E............................................ 26
Variable Annuities.............................................................. 26
    Replacement of Annuity Contracts............................................ 27
    The Deferred Annuity........................................................ 27
Classes of the Deferred Annuity................................................. 28
Your Investment Choices......................................................... 31
Deferred Annuities.............................................................. 36
    The Deferred Annuity and Your Retirement Plan............................... 36
    Automated Investment Strategies and Enhanced Dollar Cost Averaging Program.. 36
    Purchase Payments........................................................... 40
        Allocation of Purchase Payments......................................... 42
        Debit Authorizations.................................................... 42
        Limits on Purchase Payments............................................. 42
    The Value of Your Investment................................................ 42
    Transfer Privilege.......................................................... 43
    Access to Your Money........................................................ 46
        Systematic Withdrawal Program........................................... 46
    Charges..................................................................... 47
        Separate Account Charge................................................. 47
        Investment-Related Charge............................................... 48
    Annual Contract Fee......................................................... 48
        Optional Guaranteed Minimum Income Benefit.............................. 48
        Optional Guaranteed Withdrawal Benefit.................................. 48
        Optional Guaranteed Minimum Accumulation Benefit........................ 49
    Premium and Other Taxes..................................................... 49
    Withdrawal Charges.......................................................... 49
        When No Withdrawal Charge Applies....................................... 50
    Free Look................................................................... 51
    Death Benefit--Generally.................................................... 52
        Basic Death Benefit..................................................... 53
    Optional Benefits........................................................... 55
        Annual Step-Up Death Benefit............................................ 55
        Greater of Annual Step-Up or 5% Annual Increase Death Benefit........... 56
        Earnings Preservation Benefit........................................... 58
        Guaranteed Minimum Income Benefit....................................... 60
           Version I (The Predictor)............................................ 60
           Version II (The Predictor)........................................... 62
           Version III (The Predictor Plus)..................................... 68

               Guaranteed Principal Option......................................  69
               Optional Reset...................................................  70
               Allocation Limitations...........................................  71
        Guaranteed Withdrawal Benefit...........................................  74
           Guaranteed Withdrawal Benefit........................................  74
           Enhanced Guaranteed Withdrawal Benefit...............................  80
           Lifetime Withdrawal Guarantee Benefit................................  82
        Guaranteed Minimum Accumulation Benefit.................................  91
    Pay-Out Options (or Income Options).........................................  95
        Income Payment Types....................................................  96
        Allocation..............................................................  97
        Minimum Size of Your Income Payment.....................................  97
        The Value of Your Income Payments.......................................  97
        Reallocation Privilege..................................................  98
        Charges................................................................. 101
General Information............................................................. 102
    Administration.............................................................. 102
        Purchase Payments....................................................... 102
        Confirming Transactions................................................. 102
        Processing Transactions................................................. 102
           By Telephone or Internet............................................. 103
           After Your Death..................................................... 103
           Misstatement......................................................... 103
           Third Party Requests................................................. 104
           Valuation--Suspension of Payments.................................... 104
    Advertising Performance..................................................... 104
    Changes to Your Deferred Annuity............................................ 106
    Voting Rights............................................................... 107
    Who Sells the Deferred Annuities............................................ 107
    Financial Statements........................................................
    Your Spouse's Rights........................................................ 109
    When We Can Cancel Your Deferred Annuity.................................... 109
Income Taxes.................................................................... 110
Legal Proceedings............................................................... 120
Table of Contents for the Statement of Additional Information................... 121
Appendix A Premium Tax Table.................................................... 122
Appendix B Accumulation Unit Values For Each Investment Division Tables......... 123
Appendix C Portfolio Legal Names and Marketing Names............................ 129

The Deferred Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your Contract will indicate the address of your Administrative Office. We will notify you if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the contract owner dies.

CONTRACT

A Contract is the legal agreement between you and MetLife. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Deferred Annuity.

CONTRACT OWNER

The person or entity which has all rights including the right to direct who receives income payments.

CONTRACT YEAR

The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Met Investors Fund or the American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

WITHDRAWAL CHARGE

The withdrawal charge is the amount we deduct from your Account Balance, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus "you" is the contract owner of the Deferred Annuity and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife). "You" can also be a beneficiary of a deceased person's Individual Retirement Account contract or non-qualified Deferred Annuity who purchases the Deferred Annuity in his or her capacity as beneficiary. A Contract generally may have two owners (both of whom must be individuals). The Contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA Contract.

   TABLE OF EXPENSES--PREFERENCE PLUS SELECT DEFERRED ANNUITIES

       The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred
   Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Account and the Enhanced Dollar Cost Averaging Program.

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  Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments...................                 None
Withdrawal Charge (as a percentage of each purchase
  payment) (1)..............................................             Up to 9%
Transfer Fee (2)............................................ Current Charge: None
                                                   Maximum Guaranteed Charge: $25

 /1/A withdrawal charge may apply if you withdraw purchase payments that were credited to your Deferred Annuity. The charges on purchase payments for each class is calculated according to the following schedule:

          IF WITHDRAWN DURING YEAR B CLASS BONUS CLASS C CLASS L CLASS
          ------------------------ ------- ----------- ------- -------
                 1................    7%        9%      None      7%
                 2................    6%        8%                6%
                 3................    6%        8%                5%
                 4................    5%        7%                0%
                 5................    4%        6%                0%
                 6................    3%        4%                0%
                 7................    2%        3%                0%
                 Thereafter.......    0%        0%                0%

    There are times when the withdrawal charge does not apply. For example, you may always withdraw earnings without a withdrawal charge. After the first Contract Year, you may also withdraw up to 10% of your total purchase payments without a withdrawal charge.
 /2/We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

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     The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee (3)............................................................................. $30

Current Separate Account Charge (as a percentage of your Account Balance) for all investment divisions except the American Funds
Bond, American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Divisions (4)

                                                     B CLASS          BONUS CLASS (5)          C CLASS          L CLASS
Death Benefit                                        -------          ---------------          -------          -------
  Basic Death Benefit...............................  1.25%                1.70%                1.65%            1.50%
  Optional Annual Step-Up Death Benefit.............  1.45%                1.90%                1.85%            1.70%
  Optional Greater of Annual Step-Up or 5%..........  1.60%                2.05%                2.00%            1.85%
    Annual Increase Death Benefit
Optional Earnings Preservation Benefit (6)..........    .25%                 .25%                 .25%             .25%

Current Separate Account Charge (as a percentage of your Account Balance) for American Funds Bond, American Funds Growth-
  Income, American Funds Growth and American Funds Global Small Capitalization Divisions (4)

                                                 B CLASS     BONUS CLASS (5)     C CLASS            L CLASS
Death Benefit                                    -------     ---------------     -------     ----------------------------
  Basic Death Benefit...........................  1.50%           1.95%           1.90%                      1.75%
  Optional Annual Step-Up Death Benefit.........  1.70%           2.15%           2.10%                      1.95%
  Optional Greater of Annual Step-Up or 5%......  1.85%           2.30%           2.25%                      2.10%
    Annual Increase Death Benefit

Optional Earnings Preservation Benefit (6)..................................................                  .25%

Optional Guaranteed Minimum Income Benefit (7)
  Version I and Version II................................................................                    .50%
  Version III.............................................................................           Maximum
                                                                                                  Guaranteed
                                                                                                     Charge:     1.50%
                                                                                             Current Charge:      .80%
Optional Guaranteed Withdrawal Benefit (8)..................................................         Maximum
                                                                                                  Guaranteed
                                                                                                     Charge:      .95%
                                                                                             Current Charge:      .50%
Optional Enhanced Guaranteed Withdrawal Benefit (8).........................................         Maximum
                                                                                                  Guaranteed
                                                                                                     Charge:      .95%
                                                                                             Current Charge:      .50%
Optional Lifetime Withdrawal Guarantee Benefit (Single Life Version) (8)....................         Maximum
                                                                                                  Guaranteed
                                                                                                     Charge:      .95%
                                                                                             Current Charge:      .50%
Optional Lifetime Withdrawal Guarantee Benefit (Joint Life Version) (8).....................         Maximum
                                                                                                  Guaranteed
                                                                                                     Charge:     1.40%
                                                                                             Current Charge:      .70%
Optional Guaranteed Minimum Accumulation Benefit (9)........................................                      .75%

    You may not have an Optional Guaranteed Withdrawal Benefit, the Optional Guaranteed Minimum Income Benefit or the Optional Guaranteed Minimum Accumulation Benefit in effect at the same time.

/3/ This fee is waived if the Account Balance is $50,000 or more. Regardless of the amount of your Account Balance, the entire fee will be deducted if you take a total withdrawal of your Account Balance. During the pay-out phase, we reserve the right to deduct this fee.

/4/ You pay the Separate Account charge with the Basic Death Benefit for your class of the Deferred Annuity during the pay-out phase of your Contract. Charges for optional benefits are those for Deferred Annuities purchased after April 30, 2005. Different charges may have been in effect for prior time periods. We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average daily net assets in any such investment divisions as shown in the table labeled "Current Separate Account Charge for the American Funds Investment Divisions". Different Separate Account charges for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Divisions were in effect prior to May 1, 2004.

    We are waiving 0.08% of the Separate Account charge for the investment division investing in the BlackRock Large-Cap Core Portfolio.

/5/ The Separate Account charge for the Bonus Class will be reduced by 0.45% to 1.25% for the Basic Death Benefit (1.50% for amounts held in the American Funds Investment Divisions) after you have held the Contract for seven years. Similarly, the Separate Account charge will be reduced by 0.45% to 1.45% for the Annual Step-Up Death Benefit and 1.60% for the Greater of Annual Set-Up or 5% Annual Increase Death Benefit (1.70% and 1.85%, respectively, for amounts held in the American Funds Investment Divisions) after you have held the Contract for seven years.

/6/ The Separate Account charge for the Earnings Preservation Benefit is in addition to the Separate Account charge for your class of the Deferred Annuity with the death benefit you have chosen. You pay the Separate Account charge designated under the appropriate class for the Basic Death Benefit, the Optional Annual Step-Up Death Benefit or the Optional Greater of Annual Step-Up or 5% Annual Increase Death Benefit.

/7/ The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, your Enhanced Dollar Cost Averaging Program and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account.) You do not pay this charge once you are in the pay-out phase of your Contract or after your rider terminates. The Fixed Account is not available with a Deferred Annuity issued in New York State and Washington State with the Guaranteed Minimum Income Benefit and is not available with Version III of the Guaranteed Minimum Income Benefit. If you elect an Optional Reset of the Guaranteed Minimum Income Benefit, as permitted under Version III of this benefit, we may increase the Guaranteed Minimum Income Benefit charge to the then current charge for the same optional benefit, but to no more than a maximum of 1.50% of the guaranteed minimum income base. Different charges for Versions I and II of the Guaranteed Minimum Income Benefit were in effect prior to May l, 2005. Different charges for Version III of the Guaranteed Minimum Income Benefit were in effect prior to February 26, 2007. (See Guaranteed Minimum Income Benefit for more information.)

/8/ The charge for the Guaranteed Withdrawal Benefit is a percentage of your Guaranteed Withdrawal Amount, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, your Enhanced Dollar Cost Averaging Program and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) The charge for the Lifetime Withdrawal Guarantee Benefit is a percentage of your Guaranteed Withdrawal Amount, as defined later in this Prospectus, and is deducted at the end each Contract Year in the same manner. You do not pay these charges once you are in the pay-out phase of your Contract or after your rider terminates. The Fixed Account is not available with a Deferred Annuity issued in New York State and Washington State with the Guaranteed Withdrawal Benefit. If you elect an Optional Reset of the Guaranteed Withdrawal Benefit, as permitted under Version I of this benefit, we may increase the Guaranteed Withdrawal Benefit charge to the then current charge for the same optional benefit, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If an Automatic Annual Step-Up occurs under a Lifetime Withdrawal Guarantee Benefit, we may increase the Lifetime Withdrawal Guarantee Benefit charge to the then current charge, but no more than a maximum of 0.95% for the Single Life version or 1.40% for the Joint Life version. (See Guaranteed Withdrawal Benefit for more information.)

/9/ The charge for the Guaranteed Minimum Accumulation Benefit is a percentage of your Guaranteed Accumulation Amount, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program and your Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) You do not pay for this charge once you are in the pay-out phase of your Contract or after your rider terminates. The Fixed Account is not available with this optional benefit. (See Guaranteed Minimum Accumulation Benefit for more information.)

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The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.



     Total Annual Metropolitan Fund, Met Investors Fund   Minimum* Maximum
     and American Funds Operating Expenses for the fiscal
     year ending December 31, 2006 (expenses that are
     deducted from these Funds's assets include
     management fees, distribution fees (12b-1 fees) and     0.55%   1.30%
     other expenses)
     After Waiver and/or Reimbursement of Expenses
       (11)..............................................    0.54%   1.30%



  * Does not take into consideration any American Funds Portfolio, for which an additional separate account charge applies.


 /10/This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.

/11/Pursuant to an Expense Agreement, MetLife Advisers, LLC ("MetLife
    Advisers") has agreed to waive its investment management fee or pay operating expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses and underlying Portfolio investment management fees and expenses) as necessary to limit the total of such expenses to the annual percentage of average daily net assets of the following Portfolios, exclusive of 12b-1 fees, as indicated:

            Portfolio                                     Percentage
            ---------                                     ----------
            MetLife Conservative Allocation Portfolio        0.10%
            MetLife Conservative to Moderate Allocation
              Portfolio                                      0.10%
            MetLife Moderate Allocation Portfolio            0.10%
            MetLife Moderate to Aggressive Allocation
              Portfolio                                      0.10%
            MetLife Aggressive Allocation Portfolio          0.10%

    This waiver or agreement to pay is subject to the obligation of each class of the Portfolio separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the above percentages if certain conditions are met. The agreement may be terminated at any time after April 30, 2008. The effect of such waiver and reimbursement is that performance results are increased.

    MetLife Advisers has also agreed to waive a portion of its investment management fee until at least April 30, 2008 for the following Portfolios in the percentage amounts specified below:

Portfolio                                            Percentage Before Waiver              Percentage After Waiver
---------                                            ------------------------              -----------------------
MetLife Stock Index Portfolio                                            0.25                                0.243
T. Rowe Price Large Cap Growth Portfolio        0.65 of the first $50 million       0.635 of the first $50 million
                                          0.60 of the excess over $50 million  0.60 of the excess over $50 million
MetLife Mid Cap Stock Index Portfolio                                    0.25                                0.243
Loomis Sayles Small Cap Portfolio              0.90 of the first $500 million       0.85 of the first $500 million
                                         0.85 of the excess over $500 million 0.80 of the excess over $500 million
Russell 2000(R) Portfolio                                                0.25                                0.243
Morgan Stanley EAFE(R) Portfolio                                         0.30                                0.293
Lehman Brothers(R) Aggregate Bond
  Index Portfolio                                                        0.25                                0.244
BlackRock Bond Income Portfolio                  0.40 of the first $1 billion         0.40 of the first $1 billion
                                                  0.35 of the next $1 billion         0.325 of the next $1 billion
                                                  0.30 of the next $1 billion          0.30 of the next $1 billion
                                           0.25 of the excess over $3 billion   0.25 of the excess over $3 billion
BlackRock Money Market Portfolio                 0.35 of the first $1 billion      0.345 of the first $500 million
                                                  0.30 of the next $1 billion       0.335 of the next $500 million
                                           0.25 of the excess over $2 billion          0.30 of the next $1 billion
                                                                                0.25 of the excess over $2 billion

    The effect of such waiver is that performance results are increased. See the attached prospectus for the Metropolitan Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Advisers and the Metropolitan Fund.

/12/Met Investors Advisory LLC ("MetLife Investors") and Met Investors Fund have entered into an Expense Limitation Agreement under which MetLife Investors has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2008, exclusive of 12b-1 fees, the following percentages: 0.55% for the Cyclical Growth ETF Portfolio and 0.55% for the Cyclical Growth and Income ETF Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by MetLife Investors may, with the approval of the Fund's Board of Trustees, be repaid by the applicable Portfolio to MetLife Investors. The effect of such waiver and reimbursement is that performance results are increased. See the attached prospectus for the Met Investors Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Investors and the Met Investors Fund.


  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR FISCAL
  YEAR ENDING DECEMBER 31, 2006
(as a percentage of average net assets) (16)                                      A+B+C=D                       D-E=F
                                                                     C             TOTAL                        TOTAL
                                                  A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                              MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                 FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
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BlackRock Aggressive Growth Portfolio (25)...    0.72%   0.25%      0.06%          1.03%          0.00%          1.03%
BlackRock Bond Income Portfolio (11)(15)(25).    0.39%   0.25%      0.07%          0.71%          0.01%          0.70%
BlackRock Diversified Portfolio (25).........    0.44%   0.25%      0.07%          0.76%          0.00%          0.76%
BlackRock Large Cap Value Portfolio (24)(25).    0.70%   0.25%      0.11%          1.06%          0.00%          1.06%
BlackRock Legacy Large Cap Growth Portfolio
  (25).......................................    0.73%   0.25%      0.07%          1.05%          0.00%          1.05%
BlackRock Money Market Portfolio (11)(20)(25)    0.34%   0.25%      0.04%          0.63%          0.01%          0.62%
BlackRock Strategic Value Portfolio (25).....    0.82%   0.25%      0.06%          1.13%          0.00%          1.13%
Davis Venture Value Portfolio................    0.71%   0.25%      0.04%          1.00%          0.00%          1.00%
FI International Stock Portfolio (23)........    0.85%   0.25%      0.13%          1.23%          0.00%          1.23%
FI Large Cap Portfolio (36)..................    0.78%   0.25%      0.06%          1.09%          0.00%          1.09%
FI Mid Cap Opportunities Portfolio (22)......    0.68%   0.25%      0.06%          0.99%          0.00%          0.99%
FI Value Leaders Portfolio...................    0.64%   0.25%      0.07%          0.96%          0.00%          0.96%
Franklin Templeton Small Cap Growth
  Portfolio (24).............................    0.90%   0.25%      0.15%          1.30%          0.00%          1.30%
Harris Oakmark Focused Value Portfolio.......    0.72%   0.25%      0.05%          1.02%          0.00%          1.02%
Harris Oakmark Large Cap Value Portfolio.....    0.72%   0.25%      0.06%          1.03%          0.00%          1.03%
Jennison Growth Portfolio (26)...............    0.63%   0.25%      0.05%          0.93%          0.00%          0.93%
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (11).............................    0.25%   0.25%      0.06%          0.56%          0.01%          0.55%
Loomis Sayles Small Cap Portfolio (11).......    0.90%   0.25%      0.07%          1.22%          0.05%          1.17%
MFS(R) Total Return Portfolio (36)...........    0.53%   0.25%      0.05%          0.83%          0.00%          0.83%
MetLife Mid Cap Stock Index Portfolio
  (11)(13)...................................    0.25%   0.25%      0.07%          0.58%          0.01%          0.57%
MetLife Stock Index Portfolio (11)...........    0.25%   0.25%      0.05%          0.55%          0.01%          0.54%
Morgan Stanley EAFE(R) Index Portfolio
  (11)(39)...................................    0.30%   0.25%      0.13%          0.70%          0.01%          0.69%
Neuberger Berman Mid Cap Value Portfolio (36)    0.65%   0.25%      0.06%          0.96%          0.00%          0.96%
Oppenheimer Global Equity Portfolio (27).....    0.53%   0.25%      0.09%          0.87%          0.00%          0.87%
Russell 2000(R) Index Portfolio (11).........    0.25%   0.25%      0.09%          0.61%          0.01%          0.60%
T. Rowe Price Large Cap Growth Portfolio (11)    0.60%   0.25%      0.08%          0.93%          0.00%          0.93%
T. Rowe Price Small Cap Growth Portfolio.....    0.51%   0.25%      0.07%          0.83%          0.00%          0.83%
Western Asset Management Strategic Bond
  Opportunities Portfolio (31)...............    0.63%   0.25%      0.07%          0.95%          0.00%          0.95%
Western Asset Management U.S. Government
  Portfolio (31).............................    0.50%   0.25%      0.07%          0.82%          0.00%          0.82%
                                                                                              ----------------------------

  ASSET ALLOCATION
  PORTFOLIOS (29)
                                                                                        NET TOTAL
                                                                                         ANNUAL
                                                                                        EXPENSES
                                                                                        INCLUDING
                                                                             D-E =F   ESTIMATED NET
                         A        B                  A+B+C=D        E       NET TOTAL   EXPENSES
                     MANAGEMENT 12b-1       C         TOTAL      WAIVER/     ANNUAL   OF UNDERLYING
                        FEES    FEES  OTHER EXPENSES EXPENSES REIMBURSEMENT EXPENSES   PORTFOLIOS
---------------------------------------------------------------------------------------------------
MetLife
  Conservative
  Allocation
  Portfolio (11)....    0.10    0.25       0.09        0.44       0.09        0.35        0.96
MetLife
  Conservative to
  Moderate
  Allocation
  Portfolio (11)....    0.10    0.25       0.02        0.37       0.02        0.35        1.00
MetLife Moderate
  Allocation
  Portfolio (11)....    0.10    0.25       0.01        0.36       0.01        0.35        1.05
MetLife Moderate to
  Aggressive
  Allocation
  Portfolio (11)....    0.10    0.25       0.01        0.36       0.01        0.35        1.10
MetLife Aggressive
  Allocation
  Portfolio (11)....    0.10    0.25       0.07        0.42       0.07        0.35        1.10


  MET INVESTORS FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2006
                                                                                              ----------------------------
(as a percentage of average net assets) (16)                                      A+B+C=D                       D-E=F
                                                                     C             TOTAL                        TOTAL
                                                  A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                              MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                 FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core Portfolio
  (25)(34)(37)...............................    0.63%   0.25%      0.22%          1.10%          0.00%          1.10%
Harris Oakmark International Portfolio (17)..    0.78%   0.25%      0.13%          1.16%          0.00%          1.16%
Janus Forty Portfolio (14)(37)...............    0.65%   0.25%      0.06%          0.96%          0.00%          0.96%
Lazard Mid-Cap Portfolio (30)................    0.70%   0.25%      0.06%          1.01%          0.00%          1.01%
Legg Mason Partners Aggressive Growth
  Portfolio (19)(35)(38).....................    0.63%   0.25%      0.09%          0.97%          0.00%          0.97%
Legg Mason Value Equity Portfolio
  (21)(36)(24)...............................    0.64%   0.25%      0.16%          1.05%          0.00%          1.05%
Lord Abbett Bond Debenture Portfolio (15)....    0.50%   0.25%      0.04%          0.79%          0.00%          0.79%
MFS(R) Research International Portfolio......    0.72%   0.25%      0.14%          1.11%          0.00%          1.11%
Met/AIM Small Cap Growth Portfolio (38)......    0.87%   0.25%      0.06%          1.18%          0.00%          1.18%
Neuberger Berman Real Estate Portfolio.......    0.64%   0.25%      0.04%          0.93%          0.00%          0.93%
Oppenheimer Capital Appreciation Portfolio
  (38).......................................    0.57%   0.25%      0.05%          0.87%          0.00%          0.87%
PIMCO Inflation Protected Bond Portfolio.....    0.50%   0.25%      0.04%          0.79%          0.00%          0.79%
PIMCO Total Return Portfolio.................    0.50%   0.25%      0.05%          0.80%          0.00%          0.80%
RCM Technology Portfolio (24)(28)(33)(38)....    0.88%   0.25%      0.15%          1.28%          0.00%          1.28%
T. Rowe Price Mid-Cap Growth Portfolio (18)..    0.75%   0.25%      0.03%          1.03%          0.00%          1.03%
                                                                                              ----------------------------

                                                                                                 NET TOTAL
                                                                                                  ANNUAL
                                                                                                 EXPENSES
                                                                                                 INCLUDING
                                                                                                 ESTIMATED
                                                                                          F         NET
                                   A        B                  A+B+C=D        E       NET TOTAL EXPENSES OF
EXCHANGE-TRADED FUNDS          MANAGEMENT 12b-1       C         TOTAL      WAIVER/     ANNUAL   UNDERLYING
PORTFOLIOS (32)                   FEES    FEES  OTHER EXPENSES EXPENSES REIMBURSEMENT EXPENSES  PORTFOLIOS
-----------------------------------------------------------------------------------------------------------
Cyclical Growth and Income
  ETF Portfolio (12)..........    0.45    0.25       0.11        0.81       0.01        0.80       1.05
Cyclical Growth ETF Portfolio
  (12)........................    0.45    0.25       0.09        0.79       0.00        0.79       1.03


  AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2006
(as a percentage of average net assets) (16)                                     A+B+C=D                       D-E=F
                                                                    C             TOTAL                        TOTAL
                                                 A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                             MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/       WAIVER/
                                                FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------
  American Fund Bond Portfolio..............    0.41    0.25       0.01           0.67           0.00           0.67
  American Funds Global Small
    Capitalization Portfolio................    0.72    0.25       0.05           1.02           0.00           1.02
  American Funds Growth-Income Portfolio....    0.27    0.25       0.01           0.53           0.00           0.53
  American Funds Growth Portfolio...........    0.32    0.25       0.02           0.59           0.00           0.59

/13/Other Expenses include 0.01% of "Acquired Fund Fees and Expenses", which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

/14/This Portfolio first became available prior to the opening of business on April 30, 2007. This is a new share class of this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of this Portfolio.

/15/On April 29, 2002, the State Street Research Income Portfolio of the
    Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund. On April 29, 2002, the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbott Bond Debenture Portfolio of the Met Investors Fund.

/16/Each of the Metropolitan Fund, Met Investors Fund and American Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Fund's prospectus. We are paid the Rule 12b-1 fee in connection with the Class B shares of the Metropolitan and Met Investors Funds and Class 2 of the American Funds.

/17/On January 1, 2003, Harris Associates L.P. became the sub-investment manager for the State Street Research Concentrated International Portfolio, which changed its name to Harris Oakmark International Portfolio.

/18/On January 1, 2003, T. Rowe Price Associates Inc. became the sub-investment manager for the MFS(R) Mid Cap Growth Portfolio, which changed its name to
    T. Rowe Price Mid-Cap Growth Portfolio.

/19/On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Fund was merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

/20/BlackRock Money Market Portfolio is only available in the C Class Deferred
    Annuity purchased after April 30, 2003, and a Deferred Annuity issued in New York State and Washington State with Versions I and II of the Optional Guaranteed Minimum Income Benefit and the Optional Guaranteed Withdrawal Benefit.

/21/Prior to the opening of business on May 3, 2004, MFS(R) Research Managers
    Portfolio of the Metropolitan Fund was merged into MFS(R) Investors Trust Portfolio of the Metropolitan Fund. Prior to the opening of business on May 1, 2006, MFS(R) Investors Trust Portfolio of the Metropolitan Fund was merged into the Legg Mason Value Equity Portfolio of the Met Investors Fund.

/22/Prior to the opening of business on May 3, 2004, the FI Mid Cap
    Opportunities Portfolio was merged into the Janus Mid Cap Portfolio and Fidelity Management & Research Company became sub-investment manager for the Portfolio which changed its name to FI Mid Cap Opportunities Portfolio.

/23/On December 16, 2003, Fidelity Research & Management Company became the sub-investment manager for the Putnam International Stock Portfolio, which changed its name to FI International Stock Portfolio.

 /24/Fees waived or expenses reimbursed by the investment manager of these Portfolios in prior years were repaid in the last fiscal year by the investment manager under the terms of prior expense limitation agreements. These amounts per portfolio were:

                 Portfolio                           Percentage
                 ---------                           ----------
                 BlackRock Large Cap Value..........    0.02
                 Franklin Templeton Small Cap Growth    0.03
                 Legg Mason Value Equity............    0.02
                 RCM Technology.....................    0.04

/25/Effective January 31, 2005, BlackRock Advisors, Inc. became the sub-investment manager for the State Street Research Money Market Portfolio, the State Street Research Bond Income Portfolio, the State Street Research Diversified Portfolio, the State Street Research Large Cap Value Portfolio, the State Street Research Investment Trust Portfolio, the State Street Research Large Cap Growth Portfolio, the State Street Research Aggressive Growth Portfolio and the State Street Research Aurora Portfolio, which changed their names, as shown in the following table:

Prior Portfolio Name                                  New Portfolio Name
--------------------                                  ------------------
State Street Research Aggressive Growth
  Portfolio                                  BlackRock Aggressive Growth Portfolio
State Street Research Aurora Portfolio       BlackRock Strategic Value Portfolio
State Street Research Bond Income Portfolio  BlackRock Bond Income Portfolio
State Street Research Diversified Portfolio  BlackRock Diversified Portfolio
State Street Research Investment Trust
  Portfolio                                  BlackRock Investment Trust Portfolio
State Street Research Large Cap Growth       BlackRock Legacy Large Cap Growth
  Portfolio                                  Portfolio
State Street Research Large Cap Value
  Portfolio                                  BlackRock Large Cap Value Portfolio
State Street Research Money Market Portfolio BlackRock Money Market Portfolio

/26/Prior to the opening of business on May 2, 2005, the Met/Putnam Voyager
    Portfolio of the Metropolitan Fund was merged into the Jennison Growth Portfolio of the Metropolitan Fund.

/27/On May 1, 2005, OppenheimerFunds, Inc. became the sub-investment manager for the Scudder Global Equity Portfolio which changed its name to the Oppenheimer Global Equity Portfolio.

/28/On January 15, 2005, RCM Capital Management LLC became the sub-investment manager for the PIMCO PEA Innovation Portfolio which changed its name to RCM Global Technology Portfolio.

/29/These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Strategy Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio, 1.06% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.17% for the MetLife Aggressive Strategy Portfolio. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

/30/On December 19, 2005, Lazard Asset Management LLC became the sub-investment manager for the Met/AIM Mid Cap Core Equity Portfolio which changed its name to Lazard Mid-Cap Portfolio.

/31/On May 1, 2006, Western Asset Management Company became the sub-investment manager for the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Bond Portfolio which changed their names, respectively, to the Western Asset Management Strategic Bond Portfolio and the Western Asset Management U.S. Government Bond Portfolio.

/32/Each Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of the Underlying ETF or other investment company. The weighted expenses of the total operating expenses of the Underlying ETFs or other investment companies based upon the allocation of assets as of December 31, 2006 was 0.25% for Cyclical Growth and Income ETF Portfolio and 0.24% for the Cyclical Growth ETF Portfolio. See the prospectus for the portfolios for a description of the allocation targets for each portfolio. The total operating expenses of the Portfolio, including the weighted average of the total operating expenses of the Underlying ETFs and other investment companies as of December 31, 2006, before any applicable fee waivers and expense reimbursements, were 1.06% for the Cyclical Growth and Income ETF Portfolio and 1.03% for the Cyclical Growth ETF Portfolio.

/33/RCM Global Technology Portfolio of the Met Investors Series Trust changed its name to RCM Technology Portfolio, prior to the opening of business on April 30, 2007.

/34/BlackRock Investment Trust Portfolio of the Metropolitan Fund changed its name to BlackRock Large Cap Portfolio on October 2, 2006. Prior to the opening of business on April 30, 2007, the BlackRock Large Cap Portfolio of the Metropolitan Fund was merged into the BlackRock Large-Cap Core Portfolio of the Met Investors Fund.

/35/On October 2, 2006, ClearBridge Advisors, LLC (formerly known as CAM North
    America, LLC) became sub-investment manager for the Janus Aggressive Growth Portfolio, which changed its name, effective November 13, 2006, to Legg Mason Aggressive Growth Portfolio. Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio, prior to the opening of business on April 30, 2007.

 /36/The management fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

 /37/Other Expenses have been restated to reflect the current Met Investors
    Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.

 /38/The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.

 /39/Other expenses include 0.02% of the "Acquired Fund Fees and Expenses", which are fees and expenses attributable to underlying portfolio in which the Portfolio invested during the preceding fiscal year.

  EXAMPLES

  Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the B Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Earnings Preservation Benefit; and . you fully surrender your Contract, with applicable withdrawal charges deducted.

                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
------------------------------------------------------------------------------
Maximum........................................... $1,205 $2,078 $2,962 $5,400
Minimum........................................... $1,130 $1,859 $2,607 $4,758

  Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the B Class;
 .  the underlying Portfolio earns a 5% annual return;
 . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit;
 . you select the Earnings Preservation Benefit: and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                    1     3      5     10
                                                   YEAR YEARS  YEARS  YEARS
----------------------------------------------------------------------------
Maximum........................................... $505 $1,538 $2,602 $5,400
Minimum........................................... $430 $1,319 $2,247 $4,758

  Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $69,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the Bonus Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Earnings Preservation Benefit; and . you fully surrender your Contract, with applicable withdrawal charges deducted.

                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
------------------------------------------------------------------------------
Maximum........................................... $1,460 $2,416 $3,397 $5,863
Minimum........................................... $1,382 $2,193 $3,039 $5,232

  Example 4. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $69,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the Bonus Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Earnings Preservation Benefit; and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                    1     3      5     10
                                                   YEAR YEARS  YEARS  YEARS
----------------------------------------------------------------------------
Maximum........................................... $560 $1,696 $2,857 $5,863
Minimum........................................... $482 $1,473 $2,419 $5,232

  Example 5. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $74,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the C Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Earnings Preservation Benefit; and . you surrender your Contract (although no withdrawal charges apply to the C Class, the annual contract fee is deducted when the Deferred Annuity is surrendered regardless of the amount of the total Account Balance).

                                                    1     3      5     10
                                                   YEAR YEARS  YEARS  YEARS
----------------------------------------------------------------------------
Maximum........................................... $543 $1,648 $2,776 $5,705
Minimum........................................... $468 $1,431 $2,429 $5,090

  Example 6. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $74,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the C Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Earnings Preservation Benefit; and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges apply to the C Class).

                                                    1     3      5     10
                                                   YEAR YEARS  YEARS  YEARS
----------------------------------------------------------------------------
Maximum........................................... $543 $1,648 $2,776 $5,705
Minimum........................................... $543 $1,431 $2,429 $5,090

  Example 7. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $80,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the L Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Earnings Preservation Benefit; and . you fully surrender your Contract with applicable withdrawal charges deducted.

                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
------------------------------------------------------------------------------
Maximum........................................... $1,228 $2,054 $2,706 $5,583
Minimum........................................... $1,153 $1,835 $2,356 $4,957

  Example 8. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $80,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the L Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 . you select Version III of the Guaranteed Minimum Income Benefit and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Earnings Preservation Benefit; and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges would be deducted).

                                                    1     3      5     10
                                                   YEAR YEARS  YEARS  YEARS
----------------------------------------------------------------------------
Maximum........................................... $528 $1,604 $2,706 $5,583
Minimum........................................... $453 $1,395 $2,356 $4,957

  Example 9. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the B Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 .  you select the Guaranteed Minimum Accumulation Benefit;
 . you select the Earnings Preservation Benefit; and . you fully surrender your Contract, with applicable withdrawal charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,195 $2,046 $2,908 $5,287
 Minimum........................................... $1,119 $1,826 $2,552 $4,641

  Example 10. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $39,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the B Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 .  you select the Guaranteed Minimum Accumulation Benefit;
 . you select the Earnings Preservation Benefit; and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $495 $1,506 $2,548 $5,287
  Minimum........................................... $419 $1,286 $2,192 $4,641

  Example 11. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $69,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the Bonus Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 .  you select the Guaranteed Minimum Accumulation Benefit;
 . you select the Earnings Preservation Benefit; and . you fully surrender your Contract, with applicable withdrawal charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,449 $2,385 $3,343 $5,753
 Minimum........................................... $1,372 $2,161 $2,985 $5,118

  Example 12. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $69,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the Bonus Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 .  you select the Guaranteed Minimum Accumulation Benefit;
 . you select the Earnings Preservation Benefit; and . you do not surrender your contract or elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $549 $1,655 $2,803 $5,753
  Minimum........................................... $472 $1,441 $2,445 $5,118

  Example 13. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $74,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the C Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 .  you select the Guaranteed Minimum Accumulation Benefit;
 . you select the Earnings Preservation Benefit; and . you fully surrender your Contract, (although no withdrawal charges apply to the C Class, the annual contract fee is deducted when the Deferred Annuity is surrendered regardless of the amount of the total Account Balance).

                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $533 $1,616 $2,722 $5,594
  Minimum........................................... $458 $1,399 $2,374 $4,976

  Example 14. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $74,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the C Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 .  you select the Guaranteed Minimum Accumulation Benefit;
 . you select the Earnings Preservation Benefit; and . you do not surrender your contract or elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges apply to the C Class).

                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $533 $1,616 $2,722 $5,594
  Minimum........................................... $458 $1,399 $2,374 $4,976

  Example 15. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $80,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the L Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 .  you select the Guaranteed Minimum Accumulation Benefit;
 . you select the Earnings Preservation Benefit; and . you fully surrender your Contract with applicable withdrawal charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,218 $2,022 $2,652 $5,472
 Minimum........................................... $1,412 $1,803 $2,301 $4,842

  Example 16. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios;
 . a total Account Balance of $80,000 (for purposes of determining the impact of the Annual Contract Fee);
 .  you select the L Class;
 .  the underlying Portfolio earns a 5% annual return;
 .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
    Benefit;
 .  you select the Guaranteed Minimum Accumulation Benefit;
 . you select the Earnings Preservation Benefit; and . you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges would be deducted).

                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $518 $1,572 $2,652 $5,472
  Minimum........................................... $442 $1,353 $2,301 $4,842

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

       See Appendix B.

METLIFE

       Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York
10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Select Variable Annuity Contracts and
some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any such amount under the Guaranteed Minimum Income Benefit, the optional death benefits, the Earnings Preservation Benefit, Guaranteed Withdrawal Benefit, or the Guaranteed Minimum Accumulation Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

    This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Account." The Fixed Account is not available to all contract owners. The Fixed Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain contracts). The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

REPLACEMENT OF ANNUITY CONTRACTS

    From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the Deferred Annuity offered by this Prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Deferred Annuity, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The Account Balance of this Deferred Annuity attributable to the exchanged assets will not be subject to any withdrawal charge. Any additional purchase payments contributed to the new Deferred Annuity will be subject to all fees and charges, including the withdrawal charge described in this Prospectus. The fees and charges in the new Deferred Annuity may be higher (or lower) and the benefits may be different. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

Generally, you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this Prospectus, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Deferred Annuity and other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Deferred Annuity, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

THE DEFERRED ANNUITY


    You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is offered in several variations, which we call "classes." Each class offers you the ability to choose certain features. Each has its own Separate Account charge and applicable withdrawal charge (except C Class which has no withdrawal charges). The Deferred Annuity also offers you the opportunity to choose optional benefits, each for a charge in addition to the Separate Account charge with the Basic Death Benefit for that class. If you purchase any of the optional death benefits, you receive the optional benefit in place of the Basic Death Benefit. Some features are not available with the Deferred Annuity with the optional Guaranteed Minimum Income Benefit issued in New York State and Washington State, regardless of the class of the Deferred Annuity purchased. Some features are not available with the Deferred Annuity with the optional Guaranteed Withdrawal Benefit issued in New York State and in Washington State, regardless of the class of the Deferred Annuity purchased. The Fixed Account is not available with the Version III of the Guaranteed Minimum Income Benefit, regardless of the class of the Deferred Annuity purchased. The Fixed Account is not available with the Guaranteed Minimum Accumulation Benefit, regardless of the class of the Deferred Annuity purchased. In deciding what class of the Deferred Annuity to purchase, you should consider the amount of Separate Account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs. Unless you tell us otherwise, we will assume that you are purchasing the B Class Deferred Annuity with the Basic Death Benefit and no optional benefits. These optional benefits are:

..   an Annual Step-Up Death Benefit;

..   a Greater of Annual Step-Up or 5% Annual Increase Death Benefit;

..   an Earnings Preservation Benefit

..   a Guaranteed Minimum Income Benefit;

..   a Guaranteed Withdrawal Benefit; and

..   a Guaranteed Minimum Accumulation Benefit.

You may not have the Guaranteed Minimum Income Benefit, the Guaranteed Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit in effect at the same time.

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.

CLASSES OF THE DEFERRED ANNUITY

B CLASS

The B Class has a 1.25% annual Separate Account charge (1.50% in the case of each American Funds investment division) and a declining seven year withdrawal charge on each purchase payment. If you choose either of the optional death benefits, the Separate Account charge would range from 1.45% to 1.60% or, in the case of each American Funds investment division, 1.70% to 1.85%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 1.70% to 1.85% or, in the case of each American Funds investment division, 1.95% to 2.10%.

THE BONUS CLASS (MAY ALSO BE KNOWN AS THE "B PLUS CLASS" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase a Contract in the Bonus Class before your 81st birthday. If there are joint contract owners, the age of the oldest joint contract owner will be used to determine eligibility. Under the Bonus Class Deferred Annuity, we currently credit 3% to each of your purchase payments made during the first Contract Year. The Bonus will be applied on a pro-rata basis to the Fixed Account, if available, and the investment divisions of the Separate Account based upon your allocation for your purchase payments. The Bonus Class has a 1.70% annual Separate Account charge (1.95% in the case of each American Funds investment division) and a declining seven year withdrawal charge on each purchase payment. If you choose either of the optional death benefits, the Separate Account charge would range from 1.90% to 2.05% or, in the case of each American Funds investment division, 2.15% to 2.30%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 2.15% to 2.30% or, in the case of each American Funds investment division, 2.40% to 2.55%. After you have held the Contract for seven years, the Separate Account charge declines 0.45% to 1.25% with the Basic Death Benefit (1.50% in the case of each American Funds investment division). After you have held the Contract for seven years, the Separate Account charge declines to 1.45% and 1.60%, respectively, for the Annual Step-Up Death Benefit and for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, or, in the case of each American Funds investment division, 1.70% to 1.85%.

Investment returns for the Bonus Class Deferred Annuity may be lower than those for the B Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the Bonus Class Deferred Annuity. (If the Fixed Account is available, Fixed Account rates for the Bonus Class may be lower than those declared for the other classes.)

Therefore, the choice between the Bonus Class and the B Class Deferred Annuity is a judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.

There is no guarantee that the Bonus Class Deferred Annuity will have higher returns than the B Class Deferred Annuity, the other classes of the Deferred Annuity, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.

The following table demonstrates hypothetical investment returns for a Deferred Annuity with the 3% credit compared to a Contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 1.70% (1.25% in years 8-10) (Bonus Class Deferred Annuity) and 1.25% (B Class Deferred Annuity); and

c) an assumed investment return for the investment choices before Separate Account charges of 8.05% for each of 10 years.

--------------------------------------------------------------------------------

                                      Bonus Class                B Class
                                (1.70% Separate Account  (1.25% Separate Account
Contract Year                  charge for first 7 years)    charge all years)
--------------------------------------------------------------------------------
1                                       $54,770                  $53,400
--------------------------------------------------------------------------------
2                                       $58,248                  $57,031
--------------------------------------------------------------------------------
3                                       $61,947                  $60,909
--------------------------------------------------------------------------------
4                                       $65,881                  $65,051
--------------------------------------------------------------------------------
5                                       $70,064                  $69,475
--------------------------------------------------------------------------------
6                                       $74,513                  $74,199
--------------------------------------------------------------------------------
7                                       $79,245                  $79,244
--------------------------------------------------------------------------------
8                                       $84,633                  $84,633
--------------------------------------------------------------------------------
9                                       $90,388                  $90,388
--------------------------------------------------------------------------------
10                                      $96,535                  $96,534
--------------------------------------------------------------------------------

Generally, the higher the rate of return, the more advantageous the Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to "break-even" by the end of the seventh year.

The decision to elect the Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the Bonus Class.

The guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity. Current rates for the Bonus Class may be lower than those for the other classes of the Deferred Annuity.

Any 3% credit does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

If we agree to permit your beneficiary to hold the Traditional IRA Deferred Annuity in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same contract class, except, if you had a Bonus Class Deferred Annuity, the Contract will be issued as a B Class Deferred Annuity.

C CLASS

The C Class has a 1.65% annual Separate Account charge (1.90% in the case of each American Funds investment division) and no withdrawal charge. If you choose either of the optional death benefits, the Separate Account charge would range from 1.85% to 2.00% or, in the case of each American Funds investment division, 2.10% to 2.25%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 2.10% to 2.25% or, in the case of each American Funds investment division, 2.35% to 2.50%. The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity Generator/SM/ and the Allocator/SM/ are not available in the C Class Deferred Annuity purchased after April 30, 2003. A money market investment division is available in the C Class Deferred Annuity purchased after April 30, 2003.

L CLASS

The L Class has a 1.50% annual Separate Account charge (1.75% in the case of each American Funds investment division) and a declining three year withdrawal charge on each purchase payment. If you choose either of the optional death benefits, the Separate Account charge would range from 1.70% to 1.85% or, in the case of each American Funds investment division, 1.95% to 2.10%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 1.95% to 2.10% or, in the case of each American Funds investment division, 2.20% to 2.35%. If the Fixed Account is available, Fixed Account rates for the L Class may be lower than those declared for the other classes.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Met Investors Fund and the American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the Deferred Annuities, Class B of the Metropolitan Fund and the Met Investors Fund, and Class 2 of the American Funds, each impose a 12b-1 Plan fee.

The investment choices are listed in alphabetical order (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk you assume will depend on the investment divisions you choose. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not however, receive asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation Portfolios and "funds of funds" which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.

    PORTFOLIOS                          INVESTMENT OBJECTIVES
    AMERICAN FUNDS BOND PORTFOLIO       SEEKS TO MAXIMIZE CURRENT INCOME
                                        AND PRESERVE CAPITAL BY INVESTING
                                        PRIMARILY IN FIXED-INCOME
                                        SECURITIES
    AMERICAN FUNDS GLOBAL SMALL         SEEKS CAPITAL APPRECIATION THROUGH
    CAPITALIZATION PORTFOLIO            STOCKS
    AMERICAN FUNDS GROWTH-INCOME        SEEKS BOTH CAPITAL APPRECIATION
    PORTFOLIO                           AND INCOME
    AMERICAN FUNDS GROWTH PORTFOLIO     SEEKS CAPITAL APPRECIATION THROUGH
                                        STOCKS
    BLACKROCK AGGRESSIVE GROWTH
    PORTFOLIO                           SEEKS MAXIMUM CAPITAL APPRECIATION
    BLACKROCK BOND INCOME PORTFOLIO     SEEKS COMPETITIVE TOTAL RETURN
                                        PRIMARILY FROM INVESTING IN
                                        FIXED-INCOME SECURITIES
    BLACKROCK DIVERSIFIED PORTFOLIO     SEEKS HIGH TOTAL RETURN WHILE
                                        ATTEMPTING TO LIMIT INVESTMENT
                                        RISK AND PRESERVE CAPITAL
    BLACKROCK LARGE-CAP CORE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BLACKROCK LARGE CAP VALUE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL BLACKROCK LEGACY LARGE CAP GROWTH
    PORTFOLIO                           SEEKS LONG-TERM GROWTH OF CAPITAL
    BLACKROCK MONEY MARKET PORTFOLIO    SEEKS A HIGH LEVEL OF CURRENT
                                        INCOME CONSISTENT WITH
                                        PRESERVATION OF CAPITAL
    BLACKROCK STRATEGIC VALUE PORTFOLIO SEEKS HIGH TOTAL RETURN,
                                        CONSISTING PRINCIPALLY OF CAPITAL
                                        APPRECIATION
    DAVIS VENTURE VALUE PORTFOLIO       SEEKS GROWTH OF CAPITAL
    FI INTERNATIONAL STOCK PORTFOLIO    SEEKS LONG-TERM GROWTH OF CAPITAL
    FI LARGE CAP PORTFOLIO              SEEKS LONG-TERM GROWTH OF CAPITAL
    FI MID CAP OPPORTUNITIES PORTFOLIO  SEEKS LONG-TERM GROWTH OF CAPITAL
    FI VALUE LEADERS PORTFOLIO          SEEKS LONG TERM-GROWTH OF CAPITAL
    FRANKLIN-TEMPLETON SMALL CAP
    GROWTH PORTFOLIO                    SEEKS LONG-TERM CAPITAL GROWTH
    HARRIS OAKMARK FOCUSED VALUE        SEEKS LONG-TERM CAPITAL
    PORTFOLIO                           APPRECIATION
    HARRIS OAKMARK INTERNATIONAL        SEEKS LONG-TERM CAPITAL
    PORTFOLIO                           APPRECIATION
    HARRIS OAKMARK LARGE CAP VALUE      SEEKS LONG-TERM CAPITAL
    PORTFOLIO                           APPRECIATION
    JANUS FORTY PORTFOLIO               SEEKS CAPITAL APPRECIATION
    JENNISON GROWTH PORTFOLIO           SEEKS LONG TERM GROWTH OF CAPITAL
    LAZARD MID-CAP PORTFOLIO            SEEKS LONG-TERM GROWTH OF CAPITAL
    LEGG MASON PARTNERS AGGRESSIVE
    GROWTH PORTFOLIO                    SEEKS LONG-TERM GROWTH OF CAPITAL
    LEGG MASON VALUE EQUITY PORTFOLIO   SEEKS LONG-TERM GROWTH OF CAPITAL
    LEHMAN BROTHERS(R) AGGREGATE BOND   SEEKS TO EQUAL THE PERFORMANCE OF
    INDEX PORTFOLIO                     THE LEHMAN BROTHERS(R) AGGREGATE
                                        BOND INDEX
    LORD ABBETT BOND DEBENTURE          SEEKS TO PROVIDE HIGH CURRENT
    PORTFOLIO                           INCOME AND THE OPPORTUNITY FOR
                                        CAPITAL APPRECIATION TO PRODUCE A
                                        HIGH TOTAL RETURN
    LOOMIS SAYLES SMALL CAP PORTFOLIO   SEEKS LONG-TERM CAPITAL GROWTH
                                        FROM INVESTMENTS IN COMMON STOCKS
                                        OR OTHER EQUITY SECURITIES
    MET/AIM SMALL CAP GROWTH PORTFOLIO  SEEKS LONG-TERM GROWTH OF CAPITAL
    METLIFE MID CAP STOCK INDEX         SEEKS TO EQUAL THE PERFORMANCE OF
    PORTFOLIO                           THE STANDARD & POOR'S(R) 400
                                        COMPOSITE STOCK PRICE INDEX
    METLIFE STOCK INDEX PORTFOLIO       SEEKS TO EQUAL THE PERFORMANCE OF
                                        THE STANDARD & POOR'S(R) 500
                                        COMPOSITE STOCK PRICE INDEX
    MFS(R) RESEARCH INTERNATIONAL
    PORTFOLIO                           SEEKS CAPITAL APPRECIATION
    MFS(R) TOTAL RETURN PORTFOLIO       SEEKS A FAVORABLE TOTAL RETURN
                                        THROUGH INVESTMENT IN A
                                        DIVERSIFIED PORTFOLIO
    MORGAN STANLEY EAFE(R) INDEX        SEEKS TO EQUAL THE PERFORMANCE OF
    PORTFOLIO                           THE MSCI EAFE(R) INDEX
    NEUBERGER BERMAN MID CAP VALUE
    PORTFOLIO                           SEEKS CAPITAL GROWTH
    NEUBERGER BERMAN REAL ESTATE        SEEKS TO PROVIDE TOTAL RETURN
    PORTFOLIO                           THROUGH INVESTMENT IN REAL ESTATE
                                        SECURITIES, EMPHASIZING BOTH
                                        CAPITAL APPRECIATION AND CURRENT
                                        INCOME
    OPPENHEIMER CAPITAL APPRECIATION
    PORTFOLIO                           SEEKS CAPITAL APPRECIATION
    PIMCO INFLATION PROTECTED BOND      SEEKS TO PROVIDE MAXIMUM REAL
    PORTFOLIO                           RETURN CONSISTENT WITH
                                        PRESERVATION OF CAPITAL AND
                                        PRUDENT INVESTMENT MANAGEMENT

    PIMCO TOTAL RETURN PORTFOLIO         SEEKS MAXIMUM TOTAL RETURN,
                                         CONSISTENT WITH THE PRESERVATION
                                         OF CAPITAL AND PRUDENT INVESTMENT
                                         MANAGEMENT
    RCM TECHNOLOGY PORTFOLIO             SEEKS CAPITAL APPRECIATION; NO
                                         CONSIDERATION IS GIVEN TO INCOME
    RUSSELL 2000(R) INDEX PORTFOLIO      SEEKS TO EQUAL THE RETURN OF THE
                                         RUSSELL 2000(R) INDEX
    T. ROWE PRICE LARGE CAP GROWTH       SEEKS LONG TERM GROWTH OF CAPITAL
    PORTFOLIO                            AND, SECONDARILY, DIVIDEND INCOME
    T. ROWE PRICE MID-CAP GROWTH
    PORTFOLIO                            SEEKS LONG-TERM GROWTH OF CAPITAL
    T. ROWE PRICE SMALL CAP GROWTH
    PORTFOLIO                            SEEKS LONG-TERM CAPITAL GROWTH
    WESTERN ASSET MANAGEMENT STRATEGIC   SEEKS TO MAXIMIZE TOTAL RETURN
    BOND OPPORTUNITIES PORTFOLIO         CONSISTENT WITH PRESERVATION OF
                                         CAPITAL
    WESTERN ASSET MANAGEMENT U.S.        SEEKS TO MAXIMIZE TOTAL RETURN
    GOVERNMENT PORTFOLIO                 CONSISTENT WITH PRESERVATION OF
                                         CAPITAL AND MAINTENANCE OF
                                         LIQUIDITY
                         ASSET ALLOCATION PORTFOLIOS
    METLIFE CONSERVATIVE ALLOCATION      SEEKS A HIGH LEVEL OF CURRENT
    PORTFOLIO                            INCOME, WITH GROWTH OF CAPITAL AS
                                         A SECONDARY OBJECTIVE
    METLIFE CONSERVATIVE TO MODERATE     SEEKS A HIGH TOTAL RETURN IN THE
    ALLOCATION PORTFOLIO                 FORM OF INCOME AND GROWTH OF
                                         CAPITAL, WITH A GREATER EMPHASIS
                                         ON INCOME
    METLIFE MODERATE ALLOCATION          SEEKS A BALANCE BETWEEN A HIGH
    PORTFOLIO                            LEVEL OF CURRENT INCOME AND GROWTH
                                         OF CAPITAL, WITH A GREATER
                                         EMPHASIS ON GROWTH OF CAPITAL
    METLIFE MODERATE TO AGGRESSIVE
    ALLOCATION PORTFOLIO                 SEEKS GROWTH OF CAPITAL
    METLIFE AGGRESSIVE ALLOCATION
    PORTFOLIO                            SEEKS GROWTH OF CAPITAL
                       EXCHANGE-TRADED FUNDS PORTFOLIOS
    CYCLICAL GROWTH AND INCOME ETF
    PORTFOLIO                            SEEKS GROWTH OF CAPITAL AND INCOME
    CYCLICAL GROWTH ETF PORTFOLIO        SEEKS GROWTH OF CAPITAL

Some of the investment choices may not be available under the terms of your Deferred Annuity. Your Contract or other correspondence we provide you will indicate the investment divisions that are available to you. The BlackRock Money Market Division is only available in the C Class Deferred Annuity purchased after April 30, 2003, Deferred Annuities issued in New York State and Washington State with Versions I and II of the optional Guaranteed Minimum Income Benefit or the optional Guaranteed Withdrawal Benefit. Your investment choices may be limited because:

..   We have restricted the available investment divisions.

..   Some of the investment divisions are not approved in your state.

..   Your employer, association or other group contract owner limits the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (I.E., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC ("Met Investors"), a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the

American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Met Investors Fund and the American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

Certain Payments We Receive with Regard to the Portfolios. An investment manager (other than our affiliates MetLife Advisers and Met Investors) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Deferred Annuities and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Deferred Annuities and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment managers MetLife Advisers and Met Investors Advisory which are formed as "limited liability companies". Our ownership interests in MetLife Advisers and Met Investors Advisory entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolio. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for information on the investment management fees paid to the investment managers and sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the Table of Expenses and "Who Sells the Deferred Annuities". Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment returns.

We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR DEFERRED ANNUITY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. See "Who Sells the Deferred Annuities".

DEFERRED ANNUITIES

   This Prospectus describes the following Deferred Annuities under which you can accumulate money:


  .   Non-Qualified

  .   Traditional IRAs (Individual Retirement Annuities)

  .   Roth IRAs (Roth Individual Retirement Annuities)

  .   SEPs (Simplified Employee Pensions)*

  . SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)*

* Only available in certain states and for new participants where the employer has previously purchased this Deferred Annuity. We will continue to accept additional purchase payments from participants who presently have this contract.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

  If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES AND ENHANCED DOLLAR COST AVERAGING PROGRAM

  There are four automated investment strategies and an Enhanced Dollar Cost Averaging Program available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. Also, the strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity. The Enhanced Dollar Cost Averaging Program is not available to the Bonus and the C Class Deferred Annuities or to purchase payments which consist of money exchanged from other MetLife or its affiliates' annuities. The Index Selector/SM/ is not available if you purchase Version III of the Guaranteed Minimum Income Benefit, the Lifetime Withdrawal Guarantee Benefit or the Guaranteed Minimum Accumulation Benefit. The Equity Generator/SM/ and the Allocator/SM/ are not available in the C Class Deferred Annuity purchased after April 30, 2003, the Deferred Annuity issued in New York State and Washington State with the optional Guaranteed Minimum Income Benefit or the optional Guaranteed Withdrawal Benefit, or if you purchase Version III of the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit. The automated investment strategies and the Enhanced Dollar Cost Averaging Program are available to you without any additional charges. As with any investment program, none of them can guarantee a gain--you can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector/SM/ or Rebalancer(R) in effect at the same time, but you may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator/SM/ or the Allocator./SM/

Enhanced Dollar Cost Averaging Program: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that you have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the investment divisions you choose. While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as "the program" or the "Enhanced Dollar Cost Averaging Program balance" to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the investment divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.

If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar a mount by dividing your new allocation by the number of months in the program you chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.

Unless you instruct us otherwise, if you cancel your participation in the Enhanced Dollar Cost Averaging Program, any remaining dollar amounts will be transferred to the available investment divisions in accordance with the percentages you had chosen for the Enhanced Dollar Cost Averaging Program. For Contracts issued prior to November 1, 2005, any remaining dollar amounts will be transferred to the Fixed Account. We may impose minimum purchase payments and other restrictions to utilize this program.

                                   EXAMPLE:

--------------------------------------------------------------------------------------------------------------
                                                                                                   Amount
                                                                                              Transferred from
                                                                                                 EDCA Fixed
                                                                                                 Account to
                                                                                EDCA 6-Month      Selected
                                                                                   Program     PPS Investment
                                                              Date     Amount   Interest Rate   Division(s)
                                                            --------- --------- ------------- ----------------
A   Enhanced Dollar Cost Averaging Program ("EDCA") 6-Month
    Program Initial Purchase Payment                         5/1/2007  $12,000*     9.00%         $2,000*
--------------------------------------------------------------------------------------------------------------
B                                                            6/1/2007                             $2,000
--------------------------------------------------------------------------------------------------------------
C                                                            7/1/2007                             $2,000
--------------------------------------------------------------------------------------------------------------
D   EDCA 6-Month Program
    Subsequent Purchase Payment                              8/1/2007 $18,000**     8.00%        $5,000**
--------------------------------------------------------------------------------------------------------------
E                                                            9/1/2007                             $5,000
--------------------------------------------------------------------------------------------------------------
F                                                           10/1/2007                             $5,000
--------------------------------------------------------------------------------------------------------------
G                                                           11/1/2007                             $5,000
--------------------------------------------------------------------------------------------------------------
H                                                           12/1/2007                            $4,483.22
--------------------------------------------------------------------------------------------------------------

    * $2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.

    ** Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.

The example is hypothetical and is not based upon actual previous or current rates.

The Equity Generator/SM/: An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any one investment division, based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Fixed Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

The Rebalancer(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Account, if available. Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Balance (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy.

The Index Selector/SM/: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is divided among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Account (or the BlackRock Money Market investment division in lieu of the Fixed Account for the C Class Deferred Annuities, a Deferred Annuity issued in New York State and Washington State with either Versions I and II of the optional Guaranteed Minimum Income Benefit or Versions I and II of the optional Guaranteed Withdrawal Benefit). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these investment divisions and the Fixed Account (or the BlackRock Money Market investment division) is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.

You may utilize the Index Selector with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Balance (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy other than when utilized with the Enhanced Dollar Cost Averaging Program.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

The Allocator/SM/: Each month a dollar amount you choose is transferred from the Fixed Account to any of the investment divisions you choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Account balance is exhausted, this strategy is automatically discontinued.

The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

The chart below summarizes the availability of the Enhanced Dollar Cost Averaging Program and the automated investment strategies:

--------------------------------------------------------------------------------------------------------
                                                                  Bonus
                                                   B Class        Class      C Class       L Class
                                                    ----------    -----      -------        ----------
a. EnhancedDollar Cost Averaging Program ("EDCA")    Yes           No          No            Yes
--------------------------------------------------------------------------------------------------------
                                                  (may not be used with purchase payments which
                                                  consist of money from other MetLife or its affiliates'
                                                          variable annuities)
--------------------------------------------------------------------------------------------------------
b. Choiceof One Automated Investment Strategy
--------------------------------------------------------------------------------------------------------
 1. EquityGenerator                                  Yes           Yes         No            Yes
                                                   (but not                                (but not
                                                  with EDCA)                              with EDCA)
                                                  ------------------------------------------------------
                                                  (but not available with the optional Guaranteed
                                                  Minimum Income Benefit or optional Guaranteed
                                                  Withdrawal Benefit in New York State and in
                                                  Washington State, or Version III of the optional
                                                  Guaranteed Minimum Income Benefit or the
                                                  Guaranteed Minimum Accumulation Benefit)
--------------------------------------------------------------------------------------------------------
 2. Rebalancer                                       Yes           Yes         Yes           Yes
--------------------------------------------------------------------------------------------------------
                                                  (but not available with Guaranteed Minimum
                                                         Accumulation Benefit)
--------------------------------------------------------------------------------------------------------
 3. IndexSelector                                    Yes           Yes         Yes           Yes
--------------------------------------------------------------------------------------------------------
                                                  (but not available with Version III of the
                                                  Guaranteed Minimum Income Benefit, the
                                                  Lifetime Withdrawal Guarantee Benefit or the
                                                  Guaranteed Minimum Accumulation Benefit)
--------------------------------------------------------------------------------------------------------
 4. Allocator                                        Yes           Yes         No            Yes
                                                   (but not                                (but not
                                                  with EDCA)                              with EDCA)
                                                  ------------------------------------------------------
                                                  (but not available with the optional Guaranteed
                                                  Minimum Income Benefit or optional Guaranteed
                                                  Withdrawal Benefit in New York State and in
                                                  Washington State, or Version III of the optional
                                                  Guaranteed Minimum Income Benefit or the
                                                  Guaranteed Minimum Accumulation Benefit)
--------------------------------------------------------------------------------------------------------

PURCHASE PAYMENTS


   The B Class minimum initial purchase payment is $5,000 for the Non-Qualified Deferred Annuity and $2,000 for the Traditional IRA, Roth IRA , SEP and SIMPLE IRA Deferred Annuities. The minimum initial purchase payment through debit authorization for the B Class Non-Qualified Deferred Annuity is $500; the minimum initial purchase payment through debit authorization for the B Class Traditional IRA, Roth IRA, SEP and SIMPLE IRA Deferred Annuities is $100. If you choose to purchase a Bonus Class Deferred Annuity, the minimum initial purchase payment is $10,000. The minimum initial purchase payment for the C Class and L Class is $25,000. We reserve the right to accept amounts transferred from other annuity contracts that meet the minimum initial purchase payment at the time of the transfer request, but, at the time of receipt in good order, do not meet such requirements because of loss in market value.

If you are purchasing the Deferred Annuity as the beneficiary of a deceased person's IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through debit authorization. The minimum subsequent purchase payment for all Deferred Annuities is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law. We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.

SEP and SIMPLE IRA Deferred Annuities are issued on an individual basis, however, purchase payments are generally forwarded to us on a collective ("group") basis by the employer, either directly or automatically. If purchase payments are made on this type of "group" basis by the employer for SEP and SIMPLE IRA Deferred Annuities, the "group" needs only to satisfy the minimum subsequent purchase payment amounts based upon the number of persons in the "group".

We will issue the B, C or L Class Deferred Annuity to you before your 86th birthday. We will issue the Bonus Class Deferred Annuity to you before your 81st birthday. We will accept your purchase payments up to your 91st birthday (89 in Massachusetts for the B and Bonus Class).

The chart below summarizes the minimum initial and subsequent purchase payments for each contract class:

------------------------------------------------------------------
                                            Bonus
                               B Class      Class  C Class L Class
                           --------------- ------- ------- -------
InitialPurchase Payment        $5,000      $10,000 $25,000 $25,000
                              ($2,000:
                           Traditional IRA
                            and Roth IRA,
                               SEP and
                             SIMPLE IRA)
------------------------------------------------------------------
SubsequentPurchase Payment      $500        $500    $500    $500
------------------------------------------------------------------
                              (or any amount we are required to
                              accept under applicable tax law)
------------------------------------------------------------------
DebitAuthorizations
------------------------------------------------------------------
 Initial                        $500       $10,000 $25,000 $25,000
                               ($100:
                           Traditional IRA
                              and Roth
                            IRA, SEP and
                             SIMPLE IRA)
------------------------------------------------------------------
 Subsequent                     $100        $100    $100    $100
------------------------------------------------------------------
                              (or any amount we are required to
                              accept under applicable tax law)
------------------------------------------------------------------

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging Program, if available, and the investment divisions. You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, you may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

DEBIT AUTHORIZATIONS

You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

..   Federal tax laws or regulatory requirements;

..   Our right to limit the total of your purchase payments to $1,000,000; and

..   Our right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Account balance and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for a Fixed Account allocation (e.g., $1,000,000).

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division (as well as when we apply the Annual Contract Fee and the Guaranteed Minimum Income Benefit charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.


This is how we calculate the Accumulation Unit Value for each investment division:

[_]First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

[_]Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity you have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

[_]Finally, we multiply the previous Accumulation Unit Value by this result.

   Examples
   Calculating the Number of Accumulation Units

   Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  ---
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $.950 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE


   You may make tax-free transfers among investment divisions or between the investment divisions and the Fixed Account, if available. Each transfer must be at least $500 or, if less, your entire balance in an investment division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, you must tell us:

..   The percentage or dollar amount of the transfer;

..   The investment divisions (or Fixed Account) from which you want the money to be transferred;

..   The investment divisions (or Fixed Account) to which you want the money to be transferred; and

..   Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Account (which is not available in the C Class Deferred Annuity purchased after April 20, 2003, the Deferred Annuity with Versions I and II of the optional Guaranteed Minimum Income Benefit or the optional Guaranteed Withdrawal Benefit issued in New York State and Washington State or Version III of the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Annuity balance is equal to or exceeds our maximum for Fixed Account allocations (i.e., $1,000,000.00).

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day, if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

We may require you to use our original forms.

Frequent requests from contract owners to make transfers/ reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield portfolios (I.E., Western Asset Management Strategic Bond Opportunities, Lord Abbett Bond Debenture, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, American Funds Global Small Capitalization, BlackRock Strategic Value, Loomis Sayles Small Cap, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth and Russell 2000(R) Index Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds Portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/ reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other contract owners or other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.


In addition, contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual contract owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY


   You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal
Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The investment divisions (or Fixed Account and Enhanced Dollar Cost
    Averaging Program) from which you want the money to be withdrawn.

Your withdrawal may be subject to withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. For all contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued you the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that you selected, the payments will be taken out pro-rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any investment divisions in which you then have money.


Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).

You may request to stop your Systematic Withdrawal Program at anytime. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at our Administrative Office.

Systematic Withdrawal Program payments may be subject to a withdrawal charge unless an exception to this charge applies. We will determine separately the withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

CHARGES


  There are two types of charges you pay while you have money in an investment division:

..   Separate Account charge, and

..   Investment-related charge.

We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Deferred Annuity. For example, the withdrawal charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Deferred Annuity charges. The Separate Account charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while you have the Deferred Annuity.

SEPARATE ACCOUNT CHARGE

Each class of the Deferred Annuity has a different Separate Account charge. You will pay the Separate Account charge annually based on the average daily value of the amount you have in the Separate Account. This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuities may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.

The chart below summarizes the Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the Contract.

                           SEPARATE ACCOUNT CHARGES*

                                          B CLASS BONUS CLASS** C CLASS L CLASS
-                                         ------- ------------- ------- -------
Basic Death Benefit......................  1.25%      1.70%      1.65%   1.50%
Optional Annual Step-Up Death Benefit....  1.45%      1.90%      1.85%   1.70%
Optional Greater of Annual Step-Up or 5%.  1.60%      2.05%      2.00%   1.85%
    Annual Increase Death Benefit
Optional Earnings Preservation Benefit***   .25%       .25%       .25%    .25%

    * We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Bond, American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization investment divisions.

        We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such investment divisions.

    ** The Separate Account charge for the Bonus Class will be reduced by 0.45% after you have held the Contract for seven years.

    *** This charge is in addition to the Separate Account charge with the death benefit chosen.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which investment divisions you select. Each class of shares available to the Deferred Annuities has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee. Class 2 shares of the available American Funds have a 0.25% 12b-1 Plan fee. Amounts for each investment division for the previous year are listed in the Table of Expenses.

ANNUAL CONTRACT FEE

  There is a $30 Annual Contract Fee. This fee is waived if your Account Balance is at least $50,000. It is deducted on a pro-rata basis from the investment divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Balance, the entire fee will be deducted at the time of a total withdrawal of your Account Balance. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT

Version I and II of the Guaranteed Minimum Income Benefit, depending on your state, is available for an additional charge of 0.50% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. Version III of the Guaranteed Minimum Income Benefit, if approved in your state, is available for an additional charge of 0.80% of the guaranteed minimum income base, deducted at the end of each Contract Year in the same manner. For Contracts issued prior to February 26, 2007, the charge for this benefit is 0.75% of the guaranteed minimum income base. For Version I and Version II available in Contracts issued from May 1, 2003 and prior to May 1, 2005, the charge is reduced to 0.45% of the guaranteed minimum income base if you choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts for which a completed application and any other required paper work were received in good order at our Administrative Office by February 14, 2003, and for which an initial purchase payment was received within 60 days, the charge for the Guaranteed Minimum Income Benefit is 0.15% lower (0.35% rather than 0.50%). We take amounts from the Separate Account by canceling accumulation units from your Separate Account. If you elect the Optional Reset of Version III of the Guaranteed Minimum Income Benefit, as permitted under this version of the benefit, we may increase the charge to the then current charge for the same optional benefit, but no more than a maximum of 1.50% of the guaranteed minimum income base.

OPTIONAL GUARANTEED WITHDRAWAL BENEFIT

The Guaranteed Withdrawal Benefit or the Enhanced Guaranteed Withdrawal Benefit is available for an additional charge of 0.50% of the Guaranteed Withdrawal Amount (as defined in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program and Separate Account balance. The Lifetime Withdrawal Guarantee Benefit is available for an additional charge of 0.50% for the Single Life version and 0.70% for the Joint Life version of the Total Guaranteed Withdrawal Amount, deducted at the end of each Contract Year in the same manner, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occuring on the Contract Anniversary. We take amounts from the

Separate Account by canceling accumulation units from your Separate Account balance. If you elect an Optional Reset of the Guaranteed Withdrawal Benefit, we may increase the charge for this benefit to the then current charge for the same optional benefit, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If an Automatic Annual Step-Up occurs under a Lifetime Withdrawal Guarantee Benefit, we may increase the Lifetime Withdrawal Guarantee Benefit charge to the then current charge for the same optional benefit, but no more than a maximum of 0.95% for the Single Life version or 1.40% for the Joint Life version. If the Lifetime Withdrawal Guarantee Benefit is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero.

OPTIONAL GUARANTEED MINIMUM ACCUMULATION BENEFIT

The Guaranteed Minimum Accumulation Benefit is available for an additional charge of 0.75% of the Guaranteed Accumulation Amount (as defined in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program and Separate Account balance. We take amounts from the Separate Account by canceling accumulation units from your Separate Account.

PREMIUM AND OTHER TAXES


   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from 0.5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES


   A withdrawal charge may apply if you withdraw purchase payments that were credited to your Deferred Annuity. There are no withdrawal charges for the C
Class Deferred Annuity. To determine the withdrawal charge for the Deferred Annuities, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from earnings, then from amounts (other than earnings) that can be withdrawn without a withdrawal charge and then from purchase payments, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the withdrawal charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the investment divisions in the same proportion as the withdrawal is being made.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest.

For partial withdrawals, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the withdrawal charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The withdrawal charge on purchase payments withdrawn for each class is as follows:


IF WITHDRAWN DURING CONTRACT YEAR B CLASS BONUS CLASS C CLASS L CLASS
--------------------------------- ------- ----------- ------- -------
           1.....................    7%        9%      None      7%
           2.....................    6%        8%                6%
           3.....................    6%        8%                5%
           4.....................    5%        7%                0%
           5.....................    4%        6%                0%
           6.....................    3%        4%                0%
           7.....................    2%        3%                0%
           Thereafter............    0%        0%                0%

The withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of withdrawal charges we collect.

WHEN NO WITHDRAWAL CHARGE APPLIES


In some cases, we will not charge you the withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the conditions listed below.

You do not pay a withdrawal charge:

..   If you have a C Class Deferred Annuity.

..   On transfers you make within your Deferred Annuity among the investment divisions and transfers to or from the Fixed Account.

..   On withdrawals of purchase payments you made over seven Contract Years ago for the B Class, seven Contract Years ago for the Bonus Class and three Contract Years ago for the L Class.

..   If you choose payments over one or more lifetimes except, in certain cases, under the Guaranteed Minimum Income Benefit.

..   If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

..   If your Contract permits and your spouse is substituted as the contract owner of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step-up" portion of the death benefit.

..   If you withdraw only your earnings from the investment divisions.

..   During the first Contract Year, if you are in the Systematic Withdrawal
    Program, and you withdraw up to 10% of your total purchase payments at the rate of 1/12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or 1/4 of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.

..   After the first Contract Year, if you withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.

..   If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Internal Revenue Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity.

..   If you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

..   If you properly "recharacterize" as permitted under Federal tax law your
    Traditional IRA Deferred Annuity or a Roth IRA Deferred Annuity using the same Deferred Annuity.

..   This Contract feature is only available if you are less than 80 years old on the Contract issue date. After the first Contract Year, if approved in your state, and your Contract provides for this, to withdrawals to which a withdrawal charge would otherwise apply, if you have been either the contract owner continuously since the issue of the Contract or the spouse who continues the Contract:

  . Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

  . Is diagnosed with a terminal illness and not expected to live more than 12 months.

..   This Contract feature is only available if you are less than 65 years old on the date you became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if you are disabled as defined in the Federal Social Security Act (or as defined by the Internal Revenue Code for Oregon contracts) and if you have been the contract owner continuously since the issue of the Contract or the spouse who continues the Contract.

..   If you have transferred money which is not subject to a withdrawal charge
    (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual withdrawal charge schedule.

FREE LOOK

   You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your Administrative Office in good order.

Any Bonus does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

   One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a Traditional IRA, Roth IRA, SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

We only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum payment. If you purchased the Contract as a deceased person's beneficiary under an IRA, your beneficiary may be limited by tax law as to the method of distribution of any death benefit. Please see the Tax Section of this Prospectus.

If the beneficiary is your spouse, the beneficiary may be substituted as the contract owner of the Deferred Annuity and continue the Contract. In that case, the Account Balance will be adjusted to equal the death benefit. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Balance.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Deferred Annuity would be subject to applicable withdrawal charges except for that portion of the Account Balance that is equal to the "step-up" portion of the death benefit.

If the spouse continues the Deferred Annuity, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether you choose an optional benefit), are reset on the date the spouse continues the Deferred Annuity.

We permit your beneficiary to hold the Traditional IRA Deferred Annuity in your name after your death for his/her benefit. We issue a new Deferred Annuity to your beneficiary to facilitate the distribution of payments. The new Contract is issued in the same contract class as your Contract, except, if you had a Bonus Class Deferred Annuity, the Contract is issued as a B Class Deferred Annuity. In that case the Account Balance would be reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance would be allocated in the same proportions to each balance in an investment division and the Fixed Account as each bears to the total Account Balance.) There would be a second death benefit payable upon the death of the beneficiary. Your beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable withdrawal charges. The beneficiary may be permitted to choose some optional benefits available under the Contract, but certain contract provisions or programs may not be available.

If your beneficiary holds the Traditional IRA Deferred Annuity in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether you choose an optional benefit), would be reset on the date the beneficiary then holds the Deferred Annuity. At the death of the beneficiary, the beneficiary's beneficiary may be limited by tax law as to the method of distribution of any death benefit.

If you are a natural person and you change ownership of the Deferred Annuity to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether you choose an optional benefit), are reset on the date of the change in contract owner.

If available in your state, we permit your beneficiary to hold the Non-Qualified Deferred Annuity in your name after your death for his/her benefit. We issue a new Deferred Annuity to your beneficiary to facilitate the distribution of payments. The designated beneficiary's interest in the contract must be distributed in accordance with minimum required distribution rules for deferred annuities under the income tax regulations over a period no longer than the designated beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same contract class as your Contract, except, if you had a Bonus Class Deferred Annuity, the Contract is issued as a B Class Deferred Annuity. In that case the Account Balance would be reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance would be allocated in the same proportions to each balance in an investment division and the Fixed Account as each bears to the total Account Balance.) There would be a second death benefit payable upon the death of the beneficiary. Your beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other non-qualified contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable withdrawal charges. The beneficiary may be permitted to choose some of the optional benefits available under the Contract, but no optional living benefit options are available and certain contract provisions or programs may not be available.

If your beneficiary holds the Non-Qualified Deferred Annuity in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether you choose an optional benefit), would be reset on the date the beneficiary then holds the Deferred Annuity. At the death of the beneficiary, the beneficiary's beneficiary may be limited by tax law and our administrative procedures as to the available methods and period of distribution of any death benefit.

If you are a non-natural person, then the life of the annuitant is the basis for determining the death benefit. If there are joint contract owners, the oldest of the two will be used as a basis for determining the death benefit.

Where there are multiple beneficiaries, we will only value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

For the purposes of the following death benefit calculations, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Balance immediately before the withdrawal.

BASIC DEATH BENEFIT

If you die during the pay-in phase and you have not chosen one of the optional death benefits, the death benefit the beneficiary receives will be equal to the greatest of:

1. Your Account Balance; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal; or

3. "Highest Anniversary Value" as of each fifth Contract Anniversary, determined as follows:

   .  At issue, the Highest Anniversary Value is your initial purchase payment;

   . Increase the Highest Anniversary Value by each subsequent purchase payment;

   . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   .  On each fifth Contract Anniversary before your 81st birthday, compare the
      (1) then-Highest Anniversary Value to the (2) current Account Balance and
      (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal and set the Highest Anniversary Value equal to the greatest of the three.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

      . Increase the Highest Anniversary Value by each subsequent purchase payment or

      . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

                                   EXAMPLE:

---------------------------------------------------------------------------------------------------
                                                          Date                      Amount
                                              ----------------------------- -----------------------
A   Initial Purchase Payment                            10/1/2007                  $100,000
---------------------------------------------------------------------------------------------------
B   Account Balance                                     10/1/2008                  $104,000
                                              (First Contract Anniversary)
---------------------------------------------------------------------------------------------------
C   Death Benefit                                    As of 10/1/2008               $104,000
                                                                            (= greater of A and B)
---------------------------------------------------------------------------------------------------
D   Account Balance                                     10/1/2009                   $90,000
                                              (Second Contract Anniversary)
---------------------------------------------------------------------------------------------------
E   Death Benefit                                       10/1/2009                  $100,000
                                                                            (= greater of A and D)
---------------------------------------------------------------------------------------------------
F   Withdrawal                                          10/2/2009                   $9,000
---------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Balance             10/2/2009                     10%
                                                                                    (= F/D)
---------------------------------------------------------------------------------------------------
H   Account Balance after Withdrawal                    10/2/2009                   $81,000
                                                                                   (= D - F)
---------------------------------------------------------------------------------------------------
I   Purchase Payments reduced for Withdrawal         As of 10/2/2009                $90,000
                                                                                [= A - (A X G)]
---------------------------------------------------------------------------------------------------
J   Death Benefit                                       10/2/2009                   $90,000
                                                                            (= greater of H and I)
---------------------------------------------------------------------------------------------------
K   Account Balance                                     10/1/2012                  $125,000
---------------------------------------------------------------------------------------------------
L   Death Benefit (Highest Anniversary Value)        As of 10/1/2012               $125,000
                                                   (Fifth Anniversary)      (= greater of I and K)
---------------------------------------------------------------------------------------------------
M   Account Balance                                     10/2/2012                  $110,000
---------------------------------------------------------------------------------------------------
N   Death Benefit                                    As of 10/2/2012               $125,000
                                                                            (= greatest of I, L, M)
---------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

Account Balances on 10/1/09 and 10/2/09 are assumed to be equal prior to the withdrawal.

OPTIONAL BENEFITS

Please note that the decision to purchase optional benefits is made at the time of application and is irrevocable. In limited circumstances, the Enhanced Guaranteed Withdrawal Benefit, the Lifetime Withdrawal Guarantee Benefit and Guaranteed Minimum Accumulation Benefit may be cancelled. The optional benefit is in effect until it terminates. See also "Guaranteed Minimum Income Benefit, Guaranteed Withdrawal Benefit, Lifetime Withdrawal Guarantee Benefit and the Guaranteed Minimum Accumulation Benefit Qualified Contracts and Decedent Contracts" for information about tax implications in certain circumstances.

ANNUAL STEP-UP DEATH BENEFIT


   You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance; or

2. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

You may not purchase this benefit if you are 80 years of age or older.

The Annual Step-Up Death Benefit is available in Deferred Annuities purchased after April 30, 2003, for a charge, in addition to the Basic Death Benefit charge, of 0.20% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:

----------------------------------------------------------------------------------------------------------
                                                                  Date                      Amount
                                                      ----------------------------- ----------------------
A   Initial Purchase Payment                                    10/1/2007                  $100,000
----------------------------------------------------------------------------------------------------------
B   Account Balance                                             10/1/2008                  $104,000
                                                      (First Contract Anniversary)
----------------------------------------------------------------------------------------------------------
C   Death Benefit (Highest Anniversary Value)                As of 10/1/2008               $104,000
                                                                                    (= greater of A and B)
----------------------------------------------------------------------------------------------------------
D   Account Balance                                             10/1/2009                  $90,000
                                                      (Second Contract Anniversary)
----------------------------------------------------------------------------------------------------------
E   Death Benefit (Highest Contract Year Anniversary)           10/1/2009                  $104,000
                                                                                    (= greater of B and D)
----------------------------------------------------------------------------------------------------------
F   Withdrawal                                                  10/2/2009                   $9,000
----------------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Balance                     10/2/2009                    10%

                                                                                           (= F/D)
----------------------------------------------------------------------------------------------------------
H   Account Balance after Withdrawal                            10/2/2009                  $81,000
                                                                                           (= D-F)
----------------------------------------------------------------------------------------------------------
I   Highest Anniversary Value reduced for Withdrawal         As of 10/2/2009               $93,600

                                                                                         (= E-(EXG))
----------------------------------------------------------------------------------------------------------
J   Death Benefit                                               10/2/2009                  $93,600
                                                                                    (= greater of H and I)
----------------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

The Account Balances on 10/1/09 and 10/2/09 are assumed to be equal prior to the withdrawal.

GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greatest of:

1. Your Account Balance; or

2. The Annual Increase Amount which is equal to the sum total of each purchase payment accumulated at a rate of 5% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 5% a year from the date of the withdrawal (the withdrawal adjustment is the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal); or

3. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

You may not purchase this benefit if you are 80 years of age or older.

The Greater of Annual Step-Up or 5% Annual Increase Death Benefit is available in Deferred Annuities purchased after April 30, 2003, for a charge, in addition to the Basic Death Benefit charge, of 0.35% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:

                                                                 Date                         Amount
                                                     ----------------------------- ----------------------------
A   Initial Purchase Payment                                   10/1/2007                     $100,000
---------------------------------------------------------------------------------------------------------------
B   Account Balance                                            10/1/2008                     $104,000
                                                     (First Contract Anniversary)
---------------------------------------------------------------------------------------------------------------
C1  Account Balance (Highest Anniversary Value)                10/1/2008                     $104,000
                                                                                      (= greater of A and B)
---------------------------------------------------------------------------------------------------------------
C2  5% Annual Increase Amount                                  10/1/2008                     $105,000
                                                                                            (= AX1.05)
---------------------------------------------------------------------------------------------------------------
C3  Death Benefit                                           As of 10/1/2008                  $105,000
                                                                                     (= greater of C1 and C2)
---------------------------------------------------------------------------------------------------------------
D   Account Balance                                            10/1/2009                     $90,000
                                                     (Second Contract Anniversary)
---------------------------------------------------------------------------------------------------------------
E1  Highest Anniversary Value                                  10/1/2009                     $104,000
                                                                                     (= greater of C1 and D)
---------------------------------------------------------------------------------------------------------------
E2  5% Annual Increase Amount                               As of 10/1/2009                  $110,250
                                                                                         (= AX1.05X1.05)
---------------------------------------------------------------------------------------------------------------
E3  Death Benefit                                              10/1/2009                     $110,250
                                                                                     (= greater of E1 and E2)
---------------------------------------------------------------------------------------------------------------
F   Withdrawal                                                 10/2/2009                      $9,000
---------------------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Balance                    10/2/2009                       10%
                                                                                             (= F/D)
---------------------------------------------------------------------------------------------------------------
H   Account Balance after Withdrawal                           10/2/2009                     $81,000
                                                                                             (= D-F)
---------------------------------------------------------------------------------------------------------------
I1  Highest Anniversary Value reduced for Withdrawal        As of 10/2/2009                  $93,600
                                                                                          (= E1-(E1XG))
---------------------------------------------------------------------------------------------------------------
I2  5% Annual Increase Amount reduced for Withdrawal        As of 10/2/2009                  $99,238
                                                                                          (= E2-(E2XG).
                                                                                   Note: E2 includes additional
                                                                                      day of interest at 5%)
---------------------------------------------------------------------------------------------------------------
I3  Death Benefit                                              10/2/2009                     $99,238
                                                                                   (= greatest of H, I1 and I2)
---------------------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

The Account Balances on 10/1/09 and 10/02/09 are assumed to be equal prior to the withdrawal.

All amounts are rounded to the nearest dollar.

EARNINGS PRESERVATION BENEFIT

You may purchase this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay.

This benefit provides that an additional death benefit is payable equal to:

The difference between

1. Your death benefit (either the basic death benefit or an optional death benefit for which you pay an additional charge); and

2. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or

On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:

1. The difference between

   a. Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal; and

   b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.

2. In each case, multiplied by the following percentage, depending upon your age when you purchased the Contract:

          Purchase Age                            Percentage

          Ages 69 or younger                          40%

          Ages 70-79                                  25%

          Ages 80 and above                            0%

You may not purchase this benefit if you are 80 years of age or older.

For purposes of the above calculation, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal plus applicable withdrawal charges divided by the Account Balance immediately before the withdrawal.

If the spouse continues the Contract, the spouse can choose one of the following two options:

  . Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse's age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.

  . Stop the Earnings Preservation Benefit. Then, the Account Balance is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.

If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Balance.

If you are a natural person and you change ownership of the Deferred Annuity to someone other than your spouse, this benefit is calculated in the same manner except (1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Balance on the date of the change in contract owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new contract owner as of the date of the change in contract owner.

If you are a non-natural person, the life of the annuitant is the basis for determining the additional death benefit. If there are joint contract owners, the oldest of the two will be used as a basis for determining the additional death benefit.

The Earnings Preservation Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:

------------------------------------------------------------------
                                       Date          Amount
                                     --------- -------------------
A   Purchase Payments Not Withdrawn  10/1/2007      $100,000
------------------------------------------------------------------
B   Death Benefit                    10/1/2008      $105,000
------------------------------------------------------------------
C   Additional Death Benefit         10/1/2008       $2,000
                                                (= 40% x (B - A))
------------------------------------------------------------------
D   Account Balance                  10/1/2009       $90,000
------------------------------------------------------------------
E   Withdrawal                       10/2/2009       $9,000
------------------------------------------------------------------
F   Account Balance after Withdrawal 10/2/2009       $81,000
                                                    (= D - E)
------------------------------------------------------------------
G   Purchase Payments Not Withdrawn  10/2/2009       $91,000
------------------------------------------------------------------
                                                     (= A-E,
                                                because there is
                                                   no gain at
                                               time of withdrawal)
------------------------------------------------------------------
H   Death Benefit                    10/2/2009       $99,238
------------------------------------------------------------------
I   Additional Death Benefit                         $3,296
                                                (= 40% x (H - G))
------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge from the Account Balance is included when determining the percentage of Account Balance withdrawn.

All amounts are rounded to the nearest dollar.

GUARANTEED MINIMUM INCOME BENEFIT

MetLife makes available three versions of this benefit, but a maximum of two versions will be offered in any particular state. If approved in your state, Version II of the Guaranteed Minimum Income Benefit will be available. Otherwise, Version I will be offered. If approved in your state, Version III is also available. For Contracts issued prior to February 26, 2007, we offered a variation of Version III of the Guaranteed Minimum Income Benefit which is no longer available, as described below. You may not have this benefit and the Guaranteed Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit in effect at the same time. Under this benefit, a contract owner who is a natural person and the annuitant must be the same.

  VERSION I (MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND
                                 ADVERTISING)

You may purchase this benefit at application (up to but not including age 76) which guarantees a minimum income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity which may be higher than the guaranteed income amount available under this benefit. This benefit is intended to protect you against poor investment performance. The Guaranteed Minimum Income Benefit does not establish or guarantee an Account Balance or minimum return for any investment division. The guaranteed minimum income base is not available for withdrawals.

This benefit may only be exercised by the contract owner no later than the Contract Anniversary immediately after the contract owner's 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract Anniversary. If you are a non-natural person, then the age of the annuitant is the basis for determining the birthday. Partial annuitization is not permitted under this optional benefit and no change in contract owners of the Contract is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.

The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. (Based on federal tax rules, the last option is not available for qualified Contracts where the difference in ages of the joint annuitants is greater than 10 years. See "Pay-out Options".) If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

             -----------------------------------------------------

                  Age at Pay-Out                Guarantee
             -----------------------------------------------------
                        80                       9 years
             -----------------------------------------------------
                        81                       8 years
             -----------------------------------------------------
                        82                       7 years
             -----------------------------------------------------
                        83                       6 years
             -----------------------------------------------------
                     84 and 85                   5 years
             -----------------------------------------------------

The guaranteed minimum income base is equal to the greatest of:

1. The Annual Increase Amount which is the sum total of each purchase payment accumulated at a rate of 6% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 6% a year from the date of the withdrawal. The withdrawal adjustment is the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 6% of the Annual Increase Amount at the previous Contract Anniversary. If total withdrawals in a Contract Year are less than 6% of the Annual Increase Amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total partial withdrawals treated as a single withdrawal at the end of the Contract Year; or

2. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

This base is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are based on the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age, sex and the income type you select. Applying your Account Balance (less any premium taxes and applicable contract fees) to our then current annuity rates may produce greater income payments than those guaranteed under this benefit. In that case you will receive the higher amount.

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

This option will terminate upon the earliest of:

1. The 30th day following the Contract Anniversary immediately after the contract owner's 85th birthday;

2. When you take a total withdrawal of your Account Balance (A pro-rata portion of the charge will be applied);

3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option (A pro-rata portion of the charge will be applied);

4. The contract owner dies, except where the beneficiary or joint contract owner is the spouse of the contract owner and the spouse elects to continue the Deferred Annuity, except where the spouse elects to terminate the Guaranteed Minimum Income Benefit, or the annuitant dies (if the contract owner is not a natural person); or

5. There is a change in contract owners, joint contract owners or annuitants (if the contract owner is a non-natural person).

The Guaranteed Minimum Income Benefit is available in Deferred Annuities purchased after April 30, 2003, for an additional charge of 0.50% of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003, a Deferred Annuity issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Classes Deferred Annuity.)

EXAMPLE:

(This calculation ignores the impact of Highest Anniversary Value which could further increase the guaranteed minimum income base.)
   At issue, male, age 55
   Purchase Payment = $100,000.
   No additional purchase payments or partial withdrawals.
   Guaranteed minimum income base at age 65 = $100,000X1.06/10/ = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

   Guaranteed minimum income floor = guaranteed minimum income base applied to the Guaranteed Minimum Income Benefit annuity table.

   Guaranteed Minimum Income Benefit annuity factor, male, age 65 = $4.40 per month per $1,000 applied for lifetime income with 10 years guaranteed.

   $179,085 X $4.40 = $788 per month.
   $1,000

        ----------------------------------------------------------------

        (Male) Issue Age Age at Pay-Out  Guaranteed Minimum Income Floor
        ----------------------------------------------------------------
               55              65                    $  788
        ----------------------------------------------------------------
                               70                    $1,186
        ----------------------------------------------------------------
                               75                    $1,812
        ----------------------------------------------------------------

The above chart ignores the impact of premium and other taxes.

 VERSION II (MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND
                                 ADVERTISING)

You may purchase this benefit at application (up to but not including age 76) which guarantees a minimum income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity which may be higher than the guaranteed income amount available under this benefit.

This benefit is intended to protect you against poor investment performance. The Guaranteed Minimum Income Benefit does not establish or guarantee an Account Balance or minimum return for any investment division. The guaranteed minimum income base is not available for withdrawals.

This benefit may only be exercised by the contract owner no later than the Contract Anniversary on or following the contract owner's 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract

Anniversary. If the contract owner is a non-natural person, then the age of the annuitant is the basis for determining the birthday. Partial annuitization is not permitted under this optional benefit and no change in contract owners of the contract is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.

The only income types available with purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. Based on federal tax rules, the last option is not available for qualified Contracts where the difference in ages of the joint annuitants is greater then 10 years. See "Pay-Out Options". If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

             -----------------------------------------------------

                  Age at Pay-Out                Guarantee
             -----------------------------------------------------
                        80                       9 years
             -----------------------------------------------------
                        81                       8 years
             -----------------------------------------------------
                        82                       7 years
             -----------------------------------------------------
                        83                       6 years
             -----------------------------------------------------
                     84 and 85                   5 years
             -----------------------------------------------------

The guaranteed minimum income base is equal to the greatest of:

1. The Annual Increase Amount which is the sum total of each purchase payment accumulated at a rate of 5% a year, through the Contract Anniversary date on or following your 85th birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 5% a year from the date of the withdrawal. The withdrawal adjustment is the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 5% of the Annual Increase Amount at the previous Contract Anniversary and if these withdrawals are paid to you (or the annuitant if the Contract is owned by a non-natural person) or other payee we agree to. If total withdrawals in a Contract Year are less than or equal to 5% of the Annual Increase Amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total withdrawals treated as a single withdrawal at the end of the Contract Year. (For these purposes, all purchase payments credited within 120 days of the date we issued the Deferred Annuity will be treated as if they were received on the date we issued the Deferred Annuity). The Annual Increase Amount does not change after the Contract Anniversary on or following your 85th birthday, except that it is increased for each subsequent purchase payment and reduced by each withdrawal as described here where the annual increase rate is set at 0%; or

2. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal.

This base, less withdrawal charges applicable to a full withdrawal and any premium taxes that may apply, is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are based on the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age, sex and the income type you select. You may also choose to receive income payments by applying your Account Balance (less any withdrawal charges, premium taxes and applicable contract fees) to our then current annuity rates if that would produce greater income payments than those guaranteed under this benefit.

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Withdrawals, however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

If you take a full withdrawal of your Account Balance, your Contract is terminated because it is inactive, or your Contract lapses, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In that case, your income payments under this benefit, if any, will be determined using the guaranteed minimum income base after the deduction of any applicable withdrawal adjustment due to the withdrawal, termination or lapse that resulted in a zero Account Balance.

If the guaranteed minimum income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to you instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently than annually.

This option will terminate upon the earliest of:

1. The 30th day following the Contract Anniversary immediately on or after the contract owner's 85th birthday.

2. When you take a total withdrawal of your Account Balance (A pro-rata portion of the annual charge for this rider will be applied);

3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option (A pro-rata portion of the charge will be applied);

4. The contract owner dies, except where the beneficiary or joint contract owner is the spouse of the contract owner and the spouse elects to continue the Deferred Annuity (if the spouse is less than age 85), or the annuitant dies (if the contract owner is not a natural person); or

5. There is a change in contract owners or joint contract owners or annuitants (if the contract owner is a non-natural person).

The Guaranteed Minimum Income Benefit is available for an additional charge of 0.50% of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003, and a Deferred Annuity issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Class Deferred Annuity.)

EXAMPLE:

(This calculation ignores the impact of Highest Anniversary Value which could further increase the guaranteed minimum income base.)

   At issue, male, age 55
   Purchase Payment = $100,000.
   No additional purchase payments or partial withdrawals.
   Guaranteed minimum income base at age 65 = $100,000 x 1.05/10 /= $162.889 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

   Guaranteed minimum income floor = guaranteed minimum income base applied to the Guaranteed Minimum Income Benefit annuity table.

   Guaranteed Minimum Income Benefit annuity factor, male, age 65 = $4.40 per month per $1,000 applied for lifetime income with 10 years guaranteed.

   $162,889 x $4.40 = $717 per month.
   $1,000

                      -----------------------------------

                                               Guaranteed
                                                Minimum
                       (Male)                    Income
                      Issue Age Age at Pay-Out   Floor
                      -----------------------------------
                         55           65          $717
                      -----------------------------------
                                      70         $1,029
                      -----------------------------------
                                      75         $1,499
                      -----------------------------------

The above chart ignores the impact of premium and other taxes.

GRAPHIC EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges.

(1)THE 5% ANNUAL INCREASE AMOUNT OF THE INCOME BASE

   Determining a value upon which future income payments will be based

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the investment divisions you selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the contract owner's 85th birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges "the 5% Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.

                      [5% Compounding Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 30 years. In this example, your 5% Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 5% Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.


(2)THE "HIGHEST ANNIVERSARY VALUE" ("HAV")

   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken

   (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                 [Highest  Account Balance Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 30 years. In this example, the Highest Anniversary Value is higher than the Account Balance. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

 [10 Year Waiting Period with Highest Account Balance Income Base and Annuity for Life Chart]

(3)PUTTING IT ALL TOGETHER

   Prior to annuitization, the two components of the income base (the 5% Annual Increase Amount of the Income Base and the Highest Anniversary Value of the Income Base) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the guaranteed minimum income base and the Account Balance will cease to exist. Also, the Guaranteed Minimum Income Benefit may only be exercised no later than the Contract Anniversary on or following the contract owner's 85th birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

    [10 Year Waiting Period with Highest Account Balance Income Base and 5%
                        Compounding Income Base Chart]

   With the Guaranteed Minimum Income Benefit, the income base is applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Balance would provide greater income than would the amount provided under the Guaranteed Minimum Income Benefit, you will have paid for the Guaranteed Minimum Income Benefit although it was never used.

    [10 Year Waiting Period with Highest Account Balance Income Base and 5%
          Compounding Income Base with Income Annuity for Life Chart]

VERSION III (MAY ALSO BE KNOWN AS THE "PREDICTOR PLUS" IN OUR SALES LITERATURE
                               AND ADVERTISING)

The new variation of Version III is identical to Version II, described above, with the following differences: (1) for purposes of calculating the Annual Increase Amount, (a) the annual increase rate is 6% per year through the Contract Anniversary on or following the owner's 85th birthday, and (b) the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph 1 of "Version II of the guaranteed minimum income base" on page 63 above will be set equal to the dollar amount of total withdrawals in such Contract Year provided that such total withdrawals do not exceed 6% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year; (2) you may exercise a "Guaranteed Principal Option," in which case you will receive an additional amount to be added to the Account Balance in lieu of taking Guaranteed Minimum Income Benefit income payments; (3) you may be permitted to periodically reset the Annual Increase Amount; (4) you are limited to allocating your Account Balance to certain investment choices; (5) the termination provisions are expanded; and (6) the additional charge for the Version III is 0.80% of the income base (with a maximum charge of 1.50% of the guaranteed minimum income base applicable upon the exercise of the Optional Reset feature). A description of some of these features follows.

NOTE: For Contracts issued prior to February 26, 2007, we offered a variation of Version III of the Guaranteed Minimum Income Benefit that is no longer available. That variation differs from the current version with respect to the calculation of the Annual Increase Amount and the applicable charge.
Specifically: (1) for purposes of calculating the Annual Increase Amount, (a) the annual increase rate is 5% per year through the Contract Anniversary on or following the owner's 85th birthday, and (b) the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph 1 of "Version II of the guaranteed minimum income base" on page 63 above will be set equal to the dollar amount of total withdrawals in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year; and
(2) the additional charge for this variation of Version III is 0.75% of the income base (with a maximum charge of 1.50% of the income base applicable upon the exercise of the Optional Reset feature).

GUARANTEED PRINCIPAL OPTION

You may exercise the Guaranteed Principal Option after a 10-year waiting period within 30 days following any Contract Anniversary, but no later than the Contract Anniversary on or following the contract owner's (or joint contract owner's or annuitant's if the Contract is owned by a non-natural person) 85th birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Balance intended to restore your initial investment in the Contract, in lieu of receiving Guaranteed Minimum Income Benefit payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:

a. is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including applicable withdrawal charges)) and

b. the Account Balance on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits (i.e., bonus payments) are not considered to be purchase payments in the calculation of the Guaranteed Principal Option.

The Guaranteed Principal Option may only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable investment division in the ratio the portion of the Account Balance in such investment division bears to the total Account Balance in all investment divisions.

The Guaranteed Principal Option will never be less than zero. If the Guaranteed Principal Option is exercised, the Guaranteed Minimum Income Benefit will terminate as of the date the option takes effect and no additional Guaranteed Minimum Income Benefit charges will apply thereafter and the asset allocation restriction will no longer apply. The Contract, however, will continue.

Only purchase payments made during the first 120 days that you hold the Deferred Annuity are taken into consideration in determining the Guaranteed Principal Adjustment. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Amount. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due. Therefore, Version III of the Guaranteed Minimum Income Benefit may not be appropriate for you if you intend to make additional purchase payments after the 120 day period and are purchasing Version III of the Guaranteed Minimum Income Benefit for this feature.

Optional Reset (for Contracts issued on or after February 27, 2006). On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Balance. Such a reset may be beneficial if your Account Balance has grown at a rate above the 6% accumulation rate on the Annual Increase Amount. However, resetting the Annual Increase Amount will increase your waiting period for exercising Version III of the Guaranteed Minimum Income Benefit by restarting the waiting period, and the charge will be reset to the fee we charge new Contract purchasers for the same version of this benefit at that time. An Optional Reset is permitted only if: (1) the Account Balance exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.

NOTE: FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 26, 2007, AN OPTIONAL RESET MAY BE BENEFICIAL IF YOUR ACCOUNT BALANCE HAS GROWN AT A RATE ABOVE THE 5% ACCUMULATION AMOUNT ON THE ANNUAL INCREASE AMOUNT.

You may elect either 1) a one-time Optional Reset at any Contract Anniversary provided the above requirements are met, or 2) Optional Resets to occur automatically ("Optional Automatic Resets"). If you elect Optional Automatic Resets, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Balance automatically, provided the above requirements are met. The same conditions described above will apply to each Optional Automatic Reset. You may discontinue this election at any time by notifying us in writing (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Optional Automatic Resets to continue. If you discontinue or do not re-elect the Optional Automatic Resets, no Optional Reset will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above.

We must receive your request to exercise the Optional Reset in writing (or any other method acceptable to us). We must receive your request prior to the Contract Anniversary for an Optional Reset to occur on that Contract Anniversary. We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for this class of Contract. We are waiving this right with respect to purchasers of the Contract offered by this Prospectus who elect or have elected Version III of the Guaranteed Minimum Income Benefit and will allow Optional Resets to those purchasers even if this benefit is no longer offered for this class of Contract.

The Optional Reset will:

(1)reset the Annual Increase Amount to the Account Balance on the Contract Anniversary following the receipt of an Optional Reset election;

(2)reset the waiting period to the tenth Contract Anniversary following the date the Optional Reset took effect; and

(3)reset the charge to the then current level we charge for the same Version III of this benefit at the time of the reset, up to the maximum optional reset fee rate (not to exceed 1.50%).

On the date of the reset, the Account Balance on that day will be treated as a single purchase payment received on the date of the reset for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the reset.

Optional Reset (for Contracts issued prior to February 27, 2006). If your Contract was issued prior to February 27, 2006, you may elect an Optional Reset as described above, except that: 1) you may elect an Optional Reset on any Contract Anniversary only on or after the third Contract Anniversary, and you may then elect an Optional Reset at any subsequent Contract Anniversary only if it has been at least three years since the last Optional Reset; and 2) you are required to affirmatively elect an Optional Reset in accordance with the procedures described above; the automatic reset feature is not available. Subject to state approval, we will enhance your Contract to change the frequency of the resets from every third Contract Anniversary to each Contract Anniversary. You will also be able to elect Optional Automatic Resets as described above.

ALLOCATION LIMITATIONS

If you elect to purchase Version III of this benefit, unlike Version I and Version II, you are limited to allocating your purchase payments and Account Balance among the following investment choices:

1. the MetLife Conservative Allocation Investment Division,

2. the MetLife Conservative to Moderate Allocation Investment Division,

3. the MetLife Moderate Allocation Investment Division or

4. the MetLife Moderate to Aggressive Allocation Investment Division.

The Fixed Account is not available.

You may also elect to participate in the Enhanced Dollar Cost Averaging Program, provided that any amounts transferred from the program to an investment division are one or more of the above listed investment choices.

TERMINATION PROVISIONS

In addition to the other termination provisions described above in Version I or II, Version III will terminate upon the earliest of the effective date of the Guaranteed Principal Option.

In addition, the following provision supercedes the termination provision labeled number 5 in the description of the Guaranteed Minimum Income Benefit Version II above: a change for any reason of the contract owner or joint contract owner or annuitant if a non-natural person owns the Contract, unless we agree otherwise.

GRAPHIC EXAMPLES

THE GUARANTEED PRINCIPAL OPTION

Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Balance at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.

The effect of exercising the Guaranteed Principal Option:

1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Balance 30 days after the 10th Contract Anniversary bringing it back up to $100,000.

2) The Guaranteed Minimum Income Benefit benefit and the Guaranteed Minimum Income Benefit benefit fee terminates as of the date that the adjustment is made to the Account Balance; the Contract continues.

3) The Guaranteed Minimum Income Benefit allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Balance.

 [Exercise Guaranteed Principal Option and Guaranteed
 Principal Adjustment Chart]

Withdrawals reduce the original purchase payment (i.e.) those payments credited within 120 days of the Contract's issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.

THE OPTIONAL RESET

(a)The Optional Reset -- Version III of the Guaranteed Minimum Income Benefit (for Contracts issued prior to February 26, 2007)

   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount of the Income Base increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and you elect an Optional Reset.

The effect of the Optional Reset election is:

   (1)The 5% Annual Increase Amount of the Income Base resets from $105,000 to $110,000;

   (2)The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;

   (3)The charge is reset to the fee we charge new contract owners at that time;

   (4)The Guaranteed Principal Option can still be elected on the 10th Contract
      Anniversary: and

The 5% Annual Increase Amount of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Reset at this time, because the Account Balance is less than the 5% Annual Increase Amount of the Income Base.

(b)The Optional Reset: Optional Automatic Reset (for Contracts issued on or after February 26, 2007) Version III of the Guaranteed Minimum Income Benefit

Assume your initial investment is $100,000 and no withdrawals are taken. The 6% Annual Increase Amount of the Income Base increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Resets to occur under the Optional Automatic Reset feature prior to the first Contract Anniversary. Because your Account Balance is higher than your 6% Annual Increase Amount of the Income Base, an Optional Reset will automatically occur.

The effect of the Optional Reset is:

(1)The 6% Annual Increase Amount of the Income Base automatically resets from $106,000 to $110,000;

(2)The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;

(3)The charge is reset to the fee we charge new contract owners at that time;
   and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

The 6% Annual Increase Amount of the Income Base increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Optional Automatic Reset feature. Because your Account Balance is higher than your 6% Annual Increase Amount of the Income Base, an Optional Reset will automatically occur.

The effect of the Optional Reset is:

(1)The 6% Annual Increase Amount of the Income Base automatically resets from $116,600 to $120,000;

(2)The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the second Contract Anniversary;

(3)The charge is reset to the fee we charge new contract owners at that time;
   and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Account Balance increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Balance would exceed the 6% Annual Increase Amount of the Income Base and an Optional Reset would automatically occur (provided you had not discontinued the Optional Automatic Reset feature, and other requirements were met).

The effect of each Optional Reset is:

(1)The 6% Annual Increase Amount of the Income Base automatically resets to the higher Account Balance;

(2)The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of the Optional Reset;

(3)The charge is reset to the fee we charge new contract owners at that time;
   and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

After the seventh Contract Anniversary, the initial Optional Automatic Reset election expires. Assume you do not make a new election of the Optional Automatic Reset. The 6% Annual Increase Amount of the Income Base increases to $180,200 on the eighth anniversary ($170,000 increased by 6% per year, compounded annually). Assume your Account Balance at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Reset is NOT permitted because your Account Balance is lower than your 6% Annual Increase Amount of the Income Base. However, because the Optional Reset has locked-in previous gains, the 6% Annual Increase Amount of the Income Base remains at $180,200 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 6% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 85th birthday. Also, please note:

(1)The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit remains at the 17th Contract Anniversary (10 years from the date of the last Optional Reset);

(2)The charge remains at its current level; and

(3)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

                                    [CHART]

GUARANTEED WITHDRAWAL BENEFIT

MetLife makes available three versions of this benefit, but a maximum of two will be offered in any particular state. If approved in your state, Version II (the Enhanced Guaranteed Withdrawal Benefit) will be available. Otherwise, Version I will be offered. If approved in your state, Version III (the Lifetime Withdrawal Guarantee Benefit) is also available. You may not have this and the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit in effect at the same time.

                                   VERSION I

You may purchase this benefit at application (up to but not including age 86 except for the Bonus Class where the maximum issue age is 80). This benefit guarantees that you can withdraw a minimum amount over time (the "Guaranteed Withdrawal Amount") equal to your initial purchase payment (and any applicable Guaranteed Withdrawal Benefit Bonus), provided withdrawals or amounts applied to a pay-out option do not exceed the Annual Benefit Payment. (The initial Annual Benefit Payment is 7% of your initial purchase payment plus the 5% Guaranteed Withdrawal Benefit Bonus. For purposes of calculating the Guaranteed Withdrawal Amount, purchase payment credits (i.e., bonus payments) are not considered to be purchase payments.) This benefit is intended to protect you against poor investment performance if your annual withdrawals or amounts applied to any annuity option are less than or equal to the Annual Benefit Payment. However, the Guaranteed Withdrawal Benefit does not establish or guarantee an Account Balance or minimum return for any investment division. You may not have this benefit and the Guaranteed Minimum Income Benefit or Guaranteed Minimum Accumulation Benefit in effect at the same time. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Withdrawals taken under the Guaranteed Withdrawal Benefit during the first Contract Year will not be subject to a withdrawal charge under a Systematic Withdrawal Program.

If in any Contract Year you take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the Guaranteed Withdrawal Benefit guarantees that you or your beneficiary will receive from the Contract over time may be less than the Guaranteed Withdrawal Amount which consists of your initial purchase payment (and any Guaranteed Withdrawal Benefit Bonus). This reduction may be significant and means that return of your purchase payments may be lost. However, the Guaranteed Withdrawal Benefit charge will continue to be calculated based on the Guaranteed Withdrawal Amount until termination of the rider. The Guaranteed Withdrawal Amount does not decrease due to withdrawals.

SUBJECT TO STATE APPROVAL, ADDITIONALLY, FOR CONTRACTS ISSUED WITH THE GUARANTEED WITHDRAWAL BENEFIT, WE WILL ADD TO YOUR CONTRACT ENHANCEMENTS (1),
(2) AND (3) DESCRIBED ON PAGE 80 OF THIS PROSPECTUS.

The initial Benefit Base is the amount from which the Annual Benefit Payment is determined. If withdrawals exceed the Annual Benefit Payment, the Annual Benefit Payment may be recalculated based upon the Account Balance. The Benefit Base may not be taken as a lump sum.

The Benefit Base is equal to:

..   Your initial purchase payment;

..   Increased by the applicable Guaranteed Withdrawal Benefit Bonus (currently,
    5% for the initial and each subsequent purchase payment);

..   Increased by each subsequent purchase payment;

..   Reduced dollar for dollar by withdrawals, including any withdrawal charges and any amounts applied toward pay-out option, for withdrawals that are equal to or less than the Annual Benefit Payment.

An additional reduction will be taken if any amount withdrawn:

1. is not paid to the contract owner or the contract owner's bank account (or annuitant's bank account, if the contract owner is not a non-natural person) or

2. results in cumulative withdrawals, including withdrawal charges and any amounts applied toward a pay-out option, for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Balance.

The reduction will result in the Benefit Base equal to the lesser of

1. The Benefit Base before the withdrawal minus the amount of the withdrawal or;

2. The Account Balance before the withdrawal minus the amount of the withdrawal.

The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the withdrawal rate, currently 7%. The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of the Annual Benefit Payment before the subsequent purchase payment and the withdrawal rate multiplied by the Benefit Base after the subsequent purchase payment. If withdrawals (including any charges, and any amounts applied toward a pay-out option) are less than the Annual Benefit Payment, the Annual Benefit Payment will not decrease. The Annual Benefit Payment will be recalculated and may be reduced if withdrawals, including any withdrawal charges and any amounts applied toward a pay-out option, (1) cumulatively exceed in any year the Annual Benefit Payment or (2) are not payable to the contract owner or the contract owner's bank account or the annuitant's bank account, if the contract owner is a non-natural person. The new Annual Benefit Payment will equal the lower of
(1) the Annual Benefit Payment before the withdrawal and (2) the Account Balance (after a reduction for the withdrawals) multiplied by the 7% withdrawal rate.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the Guaranteed Withdrawal Benefit optional benefit.

The total amount guaranteed to be withdrawn over time may be less than the Guaranteed Withdrawal Amount. However, the Guaranteed Withdrawal Amount is always the amount against which the charge is calculated. The Guaranteed Withdrawal Amount may increase with additional purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of the (1) Guaranteed Withdrawal Amount before the purchase payment or (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount.

OPTIONAL RESET

An Optional Reset can result in an increase of the Annual Benefit Payment, the Benefit Base, the Guaranteed Withdrawal Amount and the charge for the benefit. The Optional Reset can result in a decrease of the Annual Benefit Payment and the Guaranteed Withdrawal Amount if the Account Balance prior to the reset was less than the Guaranteed Withdrawal Amount prior to the reset. Starting with the fifth Contract Anniversary prior to the contract owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. We must receive your request in writing within a 30 day period prior to that Contract Anniversary provided that your Account Balance is larger than the Benefit Base immediately before the reset. You may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least five years since the last Optional Reset. If the contract owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint contract owners, the age of the oldest joint contract owner is used to determine the birthday. Although, we reserve the right to prohibit an Optional Reset election if we no longer offer this benefit, we are waiving this right, and will permit contract owners to exercise the Optional Reset feature even if this benefit is no longer offered for this class of the Deferred Annuity. The reset consists of the following:

Guaranteed Withdrawal Amount and Benefit Base: Equal to the Account Balance on the date of the reset;

Annual Benefit Payment: Equal to the Account Balance on the date of the reset multiplied by the 7% withdrawal rate; and

Charge: the charge will be reset to the then current charge, up to the maximum Optional Reset fee (0.95%).

While the purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase your total amount of Annual Benefit Payments, because the period of time over which these withdrawals can be taken is lengthened, the amount of each Annual Benefit Payment may be less than that prior to the reset.

The option will terminate upon the earliest of:

1. When you take a total withdrawal of your Account Balance (A pro-rata portion of the annual charge for this rider will apply);

2. The date you apply your Account Balance to a pay-out option (A pro-rata portion of the annual charge for this rider will apply);

3. When your Account Balance is not sufficient to pay the charge for this benefit (Whatever is available to pay the annual charge for this rider will apply);

4. The contract owner dies, except where the beneficiary or joint contract owner is the spouse of the contract owner and the spouse elects to continue the Deferred Annuity and the spouse is less than 85 years old, or the annuitant dies (if the contract owner is a non-natural person);

5. There is a change in contract owners, joint contract owners or annuitants (if the contract owner is a non-natural person) (A pro-rata portion of the annual charge for this rider will apply); or

6. The Deferred Annuity is terminated (A pro-rata portion of the annual charge for this rider will apply).

If you take a full withdrawal of your Account Balance and that withdrawal does not exceed the Annual Benefit Payment or your Account Balance is reduced to zero because you did not have a sufficient balance to pay the Guaranteed Withdrawal Benefit fee and your Benefit Base after the withdrawal is more than zero, we will commence making payments to the contract owner (or the annuitant if the contract owner is a non-natural person) or to your beneficiary, if you or the annuitant should die, on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code.

If the contract owner or joint contract owner (or the annuitant if the contract owner is a non-natural person) should die while this benefit is in effect, your beneficiary may elect to receive the Guaranteed Withdrawal Benefit as a death benefit instead of the Basic Death Benefit, Earnings Preservation Benefit, the Annual Step-Up Death Benefit or Annual Step-Up or 5% Increase Death Benefit, if those benefits had been purchased by the contract owner(s). Otherwise, the provisions of those death benefits will determine the amount of the death benefit.

If the beneficiary elects the death benefit under the Guaranteed Withdrawal Benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently then annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any Death Benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a Death Benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this Death Benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a) (9) of the Internal Revenue Code and Non-Qualified Contracts subject to
Section 72(s)). If you terminate this benefit because (1) you make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the charge for the benefit; or (3) the contract owner dies, except where the beneficiary or joint contract owner is the spouse of the contract owner and the spouse elects to continue the Deferred Annuity and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

The Guaranteed Withdrawal Benefit is available for an additional charge of 0.50% of the Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Optional Reset. As described above, this charge may change as a result of an Optional Reset. The charge is made by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003 or a Deferred Annuity issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Class Deferred Annuity.)

EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties.

A. How Withdrawals Affect the Benefit Base

   1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. ($100,000 X 5%). Assume that the Account Balance grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 -
      $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $100,000 exceeds the
      Benefit Base of $95,000, no further reduction to the Benefit Base is made.

   2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Balance shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Balance would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.

B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.

C. How Withdrawals Affect the Annual Benefit Payment

   1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Balance by an additional $1,000, the Account Balance would be reduced to $100,000 - $9,000 - $1,000 = $90,000.
      Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

   2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Balance had increased to $150,000, the Account Balance would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.

D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount

An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.

E. Putting It All Together

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Balance was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your Account Balance would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals        Balance       Base
                 -------        -----------        -------      -------
 0                    0                0           100,000      105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350            7,350            42,650       75,600
 5                7,350            7,350            35,300       68,250
 6                7,350            7,350            27,950       60,900
 7                7,350            7,350            20,600       53,550
 8                7,350            7,350            13,250       46,200
 9                7,350            7,350             5,900       38,850
10                7,350            7,350                 0       31,500
11                7,350            7,350                 0       24,150
12                7,350            7,350                 0       16,800
13                7,350            7,350                 0        9,450
14                7,350            7,350                 0        2,100
15                2,100            2,100                 0            0
16
17
18

   2. When Withdrawals Do Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Balance was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your Account Balance would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Balance, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Balance after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% X $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals        Balance       Base
                 -------        -----------        -------      -------
 0                   $0               $0          $100,000     $105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350           10,000            40,000       40,000
 5                2,800            2,800            37,200       37,200
 6                2,800            2,800            34,400       34,400
 7                2,800            2,800            31,600       31,600
 8                2,800            2,800            28,800       28,800
 9                2,800            2,800            26,000       26,000
10                2,800            2,800            23,200       23,200
11                2,800            2,800            20,400       20,400
12                2,800            2,800            17,600       17,600
13                2,800            2,800            14,800       14,800
14                2,800            2,800            12,000       12,000
15                2,800            2,800             9,200        9,200
16                2,800            2,800             6,400        6,400
17                2,800            2,800             3,600        3,600
18                2,800            2,800               800          800

F. Annual Benefit Payment Continuing When Account Balance Reaches Zero

An initial purchase payment is made of $100,000. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000 and the Annual Benefit Payment would be $7,350 ($105,000 x 7%).

Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year. Assume that the Account Balance was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

In this situation (assuming there are monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

                                    [CHART]

     Annual Benefit Payment  Benefit Base      Account Balance
     ----------------------  ------------      ---------------
 1           $7,350          $105,000            $100,000
 2            7,350            97,650              73,000
 3            7,350            90,300              52,750
 4            7,350            82,950              37,562.50
 5            7,350            75,600              26,171.88
 6            7,350            68,250              17,628.91
 7            7,350            60,900              11,221.68
 8            7,350            53,550               6,416.26
 9            7,350            46,200               2,812.20
10            7,350            38,850                 109.14
11            7,350            31,500                      0
12            7,350            24,150                      0
13            7,350            16,800                      0
14            7,350             9,450                      0
15            2,100             2,100                      0
16                0                 0                      0




               VERSION II ENHANCED GUARANTEED WITHDRAWAL BENEFIT

In states where approved, we currently offer an enhanced version of the Guaranteed Withdrawal Benefit ("Enhanced Guaranteed Withdrawal Benefit") instead of the Guaranteed Withdrawal Benefit. This version is identical to the Guaranteed Withdrawal Benefit above, except with the following differences:
(l) favorable treatment of required minimum distribution withdrawals;
(2) availability of an optional reset every three contract years; (3) waiver of the charge if the Benefit Base is zero; and (4) ability to cancel the rider within a 90-day period following the fifth contract anniversary. Additionally, for Contracts issued with the Guaranteed Withdrawal Benefit, subject to state approval, we will add to your Contract enhancements (1), (2) and (3). A description of these features follows:

REQUIRED MINIMUM DISTRIBUTIONS

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first Contract Year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

OPTIONAL RESET

Starting with the third Contract Anniversary prior to the owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. Similar to the Optional Reset described above for the Guaranteed Withdrawal Benefit, we must receive your request in writing within a 30 day period prior to that Contract Anniversary provided your Account Balance is larger than the Benefit Base immediately before the reset. You may elect an Optional Reset at any subsequent Contract Anniversary as long as it has been at least three years since the last Optional Reset and it is prior to the owner's 86th birthday.

ENHANCED GUARANTEED WITHDRAWAL BENEFIT CHARGE

Unlike the Guaranteed Withdrawal Benefit, we will not continue to assess the charge if your Benefit Base equals zero.

CANCELLATION OF THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT

You have a one-time right to cancel this optional benefit in accordance with our administrative procedures (currently we require you to submit your request to cancel in writing at our Administrative Office) during the 90 day period after your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the benefit, you may not re-elect it.

You may not have the Guaranteed Withdrawal Benefit or the Enhanced Guaranteed Withdrawal Benefit in effect at the same time as the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit.

    How the Optional Reset Works if Elected on the 3rd Contract Anniversary (may be elected prior to age 86)

Assume that a Contract had an initial purchase payment of $100,000 and the fee is .50%. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

The Account Balance on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.

The Account Balance on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.

The Account Balance on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582= $19,781.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

                                    [CHART]

            Annual Benefit     Cumulative
                Payment        Withdrawals     Account Balance
            --------------     -----------     ---------------
   1           $ 7,350          $  7,350           $105,000
   2             7,350            14,700            125,000
   3             7,350            22,050            130,000
   4            10,385            32,435            148,350
   5            10,385            42,819            185,000
   6            10,385            53,204            195,000
   7            12,590            65,794            179,859
   8            12,590            78,384            210,000
   9            12,590            90,974            223,000
  10            19,781           110,755            282,582
  11            19,781           130,535            270,000
  12            19,781           150,316            278,000



               VERSION III LIFETIME WITHDRAWAL GUARANTEE BENEFIT

In states where approved, we offer the Lifetime Withdrawal Guarantee Benefit . The Lifetime Withdrawal Guarantee Benefit is an optional benefit that may be elected instead of the Version I of the Guaranteed Withdrawal Benefit or the Enhanced Guaranteed Withdrawal Benefit. Like the other versions of the Guaranteed Withdrawal Benefit, the Lifetime Withdrawal Guarantee Benefit does not establish or guarantee an Account Balance or minimum return for any investment division. The Remaining Guaranteed Withdrawal Amount and Total Guaranteed Withdrawal Amount are not available for withdrawal. Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to your withdrawals. Any withdrawal in the first Contract Year must be taken through the Systematic Withdrawal Program for withdrawal charges not to apply. You should carefully consider which version of the Guaranteed Withdrawal Benefit may be best for you. Here are some of the differences between the Lifetime Withdrawal Guarantee Benefit and the Version I of the Guaranteed Withdrawal Benefit and Enhanced Guaranteed Withdrawal Benefit:

..   Guaranteed Payments for Life. So long as you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee Benefit guarantees that we will make payments to you over your lifetime (and the life of your spouse, if the Joint Life version of the benefit is elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation), even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance decline to zero.

..   Automatic Annual Step-Ups. In contrast to Version I of the Guaranteed
    Withdrawal Benefit and the Enhanced Guaranteed Withdrawal Benefit, which offers an optional reset beginning with the third Contract Anniversary prior to the owner's 86th birthday, the Lifetime Withdrawal Guarantee Benefit provides automatic step-ups on each Contract

  Anniversary prior to the owner's 86th birthday (and offers the owner the ability to opt out of the step-ups if the charge for this optional benefit should increase). Each of the Automatic Step-Ups will occur only prior to the owner's 86/th/ birthday.

..   Withdrawal Rates. The Lifetime Withdrawal Guarantee Benefit uses a 5%
    withdrawal rate to determine the Annual Benefit Payment. Version I of the Guaranteed Withdrawal Benefit and the Enhanced Guaranteed Withdrawal Benefit use a 7% withdrawal rate to determine the Annual Benefit Payment.

..   Cancellation. The Lifetime Withdrawal Guarantee Benefit provides the ability to cancel the rider every five Contract Years for the first fifteen Contract Years and annually thereafter. The Enhanced Guaranteed Withdrawal Benefit offers only one opportunity to cancel the rider (on the fifth contract anniversary), and the Version I of the Guaranteed Withdrawal Benefit does not offer the ability to cancel the benefit.

..   Allocation Restrictions. If you elect the Lifetime Withdrawal Guarantee
    Benefit, you are limited to allocating your purchase payments and Account Balance among the Fixed Account, Enhanced Dollar Averaging Program, and certain investment divisions (as described below).

In considering whether to purchase the Lifetime Withdrawal Guarantee Benefit, you must consider your desire for protection and the cost of the benefit with the possibility that had you not purchased the benefit, your Account Balance may be higher. In considering the benefit of the lifetime withdrawals, you should consider the impact of inflation. Even relatively low levels of inflation may have significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any guaranteed withdrawal benefit, the Lifetime Withdrawal Guarantee Benefit, however, does not assure that you will receive strong, let alone any, return on your investments.

TOTAL GUARANTEED WITHDRAWAL AMOUNT. The Total Guaranteed Withdrawal Amount is the minimum amount that you are guaranteed to receive over time while the Lifetime Withdrawal Guarantee Benefit is in effect. We assess the Lifetime Withdrawal Guarantee Benefit charge as a percentage of the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment, without taking into account any purchase payment credits (i.e., bonus payments). The Total Guaranteed Withdrawal Amount is increased by additional purchase payments (up to a maximum benefit amount of $5,000,000). If, however, a withdrawal results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be reduced by an amount equal to the difference between the Total Guaranteed Withdrawal Amount and the Account Balance after the withdrawal (if such Account Balance is lower than the Total Guaranteed Withdrawal Amount).

5% COMPOUNDING INCOME AMOUNT. On each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum benefit amount of $5,000,000). The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount guaranteed to be received over time. The Remaining Guaranteed Withdrawal Amount is calculated in the same manner as the Total Guaranteed Withdrawal Amount, with the exception that all withdrawals (including applicable withdrawal charges) reduce the Remaining Guaranteed Withdrawal Amount, not just withdrawals that exceed the Annual Benefit Payment (as with the Total Guaranteed Withdrawal Amount). The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described above.

..   If you take your first withdrawal before the date you reach age 59 1/2, we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Balance declines to zero.

..   If you take your first withdrawal on or after the date you reach age
    59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if you have elected the Joint Life version of the Lifetime Withdrawal Guarantee Benefit rider), even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance declines to zero.

You should carefully consider when to begin taking withdrawals if you have elected the Lifetime Withdrawal Guarantee Benefit. If you begin withdrawals too soon, your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount are no longer increased by the 5% annual compounding increase. On the other hand, if you delay taking withdrawals for too long, while your beneficiaries will receive the Remaining Guaranteed Withdrawal Amount over time, you may limit the number of payments you receive while you are alive (due to life expectancy).

At any time during the pay-in phase, you can elect to annuitize under current annuity rates in lieu of continuing the Lifetime Withdrawal Guarantee Benefit. This may provide higher income amounts and/or different tax treatment than the payments received under the Lifetime Withdrawal Guarantee Benefit.

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 5% compounding amount, the Automatic Annual Step-Up, or withdrawals greater than the Annual Benefit Payment), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate.

It is important that you carefully manage your annual withdrawals. To ensure that you retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a Contract Year exceed the Annual Benefit Payment. If a withdrawal from your Contract does result in annual withdrawals during a Contract Year exceeding the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be recalculated and the Annual Benefit Payment will be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate. In addition, as noted above, if a withdrawal results in cumulative withdrawals for the current Contract Year exceeding the Annual Benefit Payment, the Remaining Guaranteed Withdrawal Amount will also be reduced by an additional amount equal to the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the account value after the withdrawal (if such account value is lower than the Remaining Guaranteed Withdrawal Amount). These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Remaining Guaranteed Withdrawal Amount, you cannot withdraw 3% in one year and then withdraw 7% the next year without exceeding your Annual Benefit Payment in the second year.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the owner's 86th birthday, an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).

The Automatic Annual Step-Up will:

..   reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed
    Withdrawal Amount to the Account Balance on the date of the Step-Up, up to a maximum of $5,000,000.

..   reset the Annual Benefit Payment equal to 5% of the Total Guaranteed
    Withdrawal Amount after the Step-Up, and

..   reset the Lifetime Withdrawal Guarantee Benefit charge to the then current charge, up to a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) for the same optional benefit.

In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current Lifetime Withdrawal Guarantee Benefit charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary.

Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at our Administrative Office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-up may be of limited benefit if you intend to make purchase payments that would cause your Account Balance to approach $5,000,000 because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. After the first Contract Year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee Benefit , you are limited to allocating your purchase payments and Account Balance among the Fixed Account and the following investment divisions:

1. MetLife Conservative Allocation Investment Division

2. MetLife Moderate to Conservative Allocation Investment Division

3. MetLife Moderate Allocation Investment Division

4. MetLife Moderate to Aggressive Allocation Investment Division

5. BlackRock Money Market Investment Division (Available with C Class Deferred Annuities issued after April 30, 2003, in New York State and Washington State only)

The Fixed Account is not available in New York State and Washington State with this optional benefit. You may also elect to participate in the Enhanced Dollar Cost Averaging Program, provided that any amounts transferred from the program to an investment division are one or more of the above listed investment choices.

JOINT LIFE VERSION. Like the Single Life version of the Lifetime Withdrawal Guarantee Benefit , the Joint Life version must be elected at the time you purchase the Contract, and the owner (or oldest joint owner) must be age 85 or younger.

Under the Joint Life version, when the owner of the contract dies (or when the first joint owner dies), the Lifetime Withdrawal Guarantee Benefit will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the contract under the spousal continuation provisions. This means that if you purchase the Joint Life Version and subsequently get divorced, and your spouse is no longer the primary beneficiary at the time of your death, he or she will not be eligible to receive payments under the Lifetime Withdrawal Guarantee Benefit. If the spouse is younger than age 59 1/2 when he or she elects to continue the contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. In situations in which a trust is both the owner and beneficiary of the Contract, the Joint Life Version of the benefit would not apply.

CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the Lifetime Withdrawal Guarantee Benefit every fifth Contract Anniversary for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on the day we receive your request. If cancelled, the Lifetime Withdrawal Guarantee Benefit will terminate, we will no longer deduct the Lifetime Withdrawal Guarantee Benefit charge, and the allocation restrictions described above will no longer apply. The contract, however, will continue.

If you cancel the Lifetime Withdrawal Guarantee Benefit on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Balance. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:

   (a)is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Balance attributable to any partial withdrawals taken (including any applicable withdrawal charges); and

   (b)is the Account Balance on the date of cancellation.

The Guaranteed Principal Adjustment will be added to each applicable investment division in the ratio the portion of the Account Balance in such investment division bears to the total Account Balance in all investment divisions. The Guaranteed Principal Adjustment will never be less than zero.

Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due. Therefore, the Lifetime Withdrawal Guarantee Benefit may not be appropriate for you if you intend to make additional purchase payments after the 120 day period and are purchasing the Lifetime Withdrawal Guarantee Benefit for this feature.

TERMINATION. The Lifetime Withdrawal Guarantee Benefit will terminate upon the earliest of:

1. The date of a full withdrawal of the Account Balance (A pro rata portion of the annual charge will apply; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);

2. The date the Account Balance is applied to a pay-out option (A pro-rata portion of the annual charge for this rider will apply);

3. When your Account Balance is not sufficient to pay the charge for this benefit (whatever is available to pay the annual charge for the rider will apply; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met);

4. The Contract Owner or joint owner (or the annuitant if the Contract Owner is a non-natural person) dies, except where the Contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee Benefit, the primary beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;

5. There is a change in contract owners; joint contract owners or annuitants (if the contract owner is a non-natural person), unless we agree otherwise (A pro-rata portion of the annual charge for this rider will apply);

6. The Deferred Annuity is terminated (A pro-rata portion of the annual charge for this rider will apply.) or;

7. Cancellation of this benefit.

The Lifetime Withdrawal Guarantee Benefit may affect the death benefit available under your Contract. If the owner or joint owner should die while the Lifetime Withdrawal Guarantee Benefit is in effect, an additional death benefit amount will be calculated under the Lifetime Withdrawal Guarantee Benefit that can be taken in a lump sum. The Lifetime Withdrawal Guarantee Benefit death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract Year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. This death benefit will be paid instead of the applicable contractual death benefit (the basic death benefit, the additional death benefit amount calculated under the Lifetime Withdrawal Guarantee Benefit as described above, or the Annual Step-up Death Benefit, Greater of Annual Step-up or 5% Annual Increase Death Benefit, or Earnings Preservation Benefit, if those benefits had been purchased by the owner(s)). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

If the beneficiary elects to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any Death Benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a Death Benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this Death Benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to
Section 401(a)(9) of
the Internal Revenue Code and Non-Qualified Contracts subject to
Section 72(s)). If you terminate the Lifetime Withdrawal Guarantee Benefit because (1) you make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the Lifetime Withdrawal Guarantee Benefit charge; or (3) the contract owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

The Lifetime Withdrawal Guarantee Benefit is available for an additional charge of 0.50% for the Single Life version and 0.70% for the Joint Life version of the Total Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Automatic Annual Step-Up. As described above, this charge may change as a result of an Automatic Annual Step-Up. This charge is made by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account balance.) (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003 or when available, a Deferred Annuity issued in New York State and Washington State with this optional benefit.)

EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties.

I. Lifetime Withdrawal Guarantee Benefit

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

Assume that $5,000 is withdrawn each year, beginning before the contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Total Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero.

                                    [CHART]

                    Annual Benefit     Cumulative           Account
                       Payment         Withdrawals          Balance
                    --------------     -----------        -----------
              1        $5,000           $ 5,000           $100,000.00
              2         5,000            10,000             90,250.00
              3         5,000            15,000             80,987.50
              4         5,000            20,000             72,188.13
              5         5,000            25,000             63,828.72
              6         5,000            30,000             55,887.28
              7         5,000            35,000             48,342.92
              8         5,000            40,000             41,175.77
              9         5,000            45,000             34,366.98
             10         5,000            50,000             27,898.63
             11         5,000            55,000             21,753.70
             12         5,000            60,000             15,916.02
             13         5,000            65,000             10,370.22
             14         5,000            70,000              5,101.71
             15         5,000            75,000                 96.62
             16         5,000            80,000                     0
             17         5,000            85,000                     0
             18         5,000            90,000            -13,466.53
             19         5,000            95,000                     0
             20         5,000           100,000                     0




   2. When Withdrawals Do Exceed the Annual Benefit Payment

Assume that a contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Total Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Account Balance would be reduced to $75,000
- $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 - $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Balance, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Balance after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.

J. Lifetime Withdrawal Guarantee Benefit -- 5% Compounding Amount

Assume that a contract had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%).

The Total Guaranteed Withdrawal Amount will increase by 5% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).

If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $105,000 ($100,000 x 105%), and the Annual Benefit Payment would increase to $5,250 ($105,000 x 5%).

If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $110,250 ($105,000 x 105%), and the Annual Benefit Payment would increase to $5,513 ($110,250 x 5%).

If the first withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $162,890 (the initial $100,000, increased by 5% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $8,144 ($162,890 x 5%).

               [Lifetime GWB - 5% Compounding Amount CHART]





K. Lifetime Withdrawal Guarantee Benefit -- Automatic Annual Step-Ups and 5% Compounding Amount (No Withdrawals)

Assume that a contract had an initial purchase payment of $100,000. Assume that no withdrawals are taken.

At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $105,000 ($100,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $105,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $115,500 ($110,000 increased by 5%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $115,500 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 5%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $168,852. Assume that during these contract years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the ninth Contract Anniversary has increased to $180,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $168,852 to $180,000 and reset the Annual Benefit Payment to $9,000 ($180,000 x 5%).

At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $189,000 ($180,000 increased by 5%, compounded annually). Assume the Account Balance is less than $189,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 5% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $9,450 ($189,000 x 5%).

LIFETIME GWB--AUTOMATIC ANNUAL STEP-UPS AND 5% COMPOUNDING AMOUNT (NO
WITHDRAWALS)

                                    [CHART]



GUARANTEED MINIMUM ACCUMULATION BENEFIT

In states where approved, you may elect the Guaranteed Minimum Accumulation Benefit ("GMAB") as an optional benefit to your Deferred Annuity. The GMAB guarantees that your Account Balance will not be less than a minimum amount at the end of a specified number of years (the "Maturity Date"). If your Account Balance is less than the minimum guaranteed amount at the Maturity Date, we will apply an additional amount to increase your Account Balance so that it is equal to the guaranteed amount. This benefit is intended to protect you against poor investment performance during the accumulation or "pay-in" phase of your Deferred Annuity.

If you elect the GMAB, we require you to allocate your purchase payments and all of your Account Balance to one of the asset allocation investment divisions available in your Deferred Annuity (the MetLife Moderate to Aggressive and the MetLife Aggressive Allocation Investment Divisions are not available for this purpose). You may also allocate purchase payments to the Enhanced Dollar Cost Averaging Program, if available, provided that any amounts transferred from the program to an investment division must be transferred to the one investment division you have chosen. The Fixed Account is not available. No transfers are permitted while this optional benefit is in effect. The asset allocation investment division you choose will determine the percentage of purchase payments that equal the guaranteed amount. The asset allocation investment divisions available, if you choose the GMAB, and the percentage of purchase payments that determine the guaranteed amount and the number of years to the Maturity Date for each, are:

                                                                   GUARANTEED AMOUNT
                     INVESTMENT DIVISION*                       (% OF PURCHASE PAYMENTS) YEARS TO MATURITY DATE
                     --------------------                       ------------------------ ----------------------
MetLife Conservative Allocation Investment Division............           130%                  10 years
MetLife Conservative to Moderate Allocation Investment Division           120%                  10 years
MetLife Moderate Allocation Investment Division................           110%                  10 years

-----------
* You can learn more about these investment divisions in the Prospectus under the section "Your Investment Choices" and the attached prospectus for these portfolios.

You may elect the GMAB when you purchase the Deferred Annuity through age 80. However, you may not elect the GMAB if you have also elected the Guaranteed Withdrawal Benefit or the Guaranteed Minimum Income Benefit.

BENEFIT DESCRIPTION. The GMAB guarantees that at the Maturity Date, your Account Balance will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the Deferred Annuity (the "Eligibility Period"), less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the asset allocation investment division you selected. This guaranteed amount is the "Guaranteed Accumulation Amount." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount (currently $5 million). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments made after the withdrawal and during the Eligibility Period will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the Deferred Annuity are taken into consideration in determining the Guaranteed Accumulation Amount. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due under the GMAB at the Maturity Date.

At issue, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the Eligibility Period increase the Guaranteed Accumulation Amount by the target percentage of the asset allocation investment division you have selected. When you make a withdrawal, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the Account Balance. Purchase payment credits (i.e., bonus payments) are not considered to be purchase payments in the calculation of the Guaranteed Accumulation Amount.

EXAMPLE:

Assume your Account Balance is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the Deferred Annuity. The withdrawal amount is 10% of the Account Balance. Therefore, after the withdrawal, your Account Balance would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).

At the Maturity Date, after deduction of the annual charge for the GMAB, we will compare your Account Balance to the Guaranteed Accumulation Amount. If the Account Balance is less than the Guaranteed Accumulation Amount, we will contribute to your Account Balance the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the investment division you have selected. (No portion of the Guaranteed Accumulation Payment is allocated to the Enhanced Dollar Cost Averaging Program.)

If your Account Balance is greater than or equal to the Guaranteed Accumulation Amount at the Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Account Balance. The GMAB terminates at the Maturity Date. We no longer assess the charge after that date, and the related investment requirements and restrictions will no longer apply.

If your Account Balance is reduced to zero for any reason other than a full withdrawal of the Account Balance or application of your Account Balance to a pay-out option prior to the Maturity Date, but your Deferred Annuity has a positive Guaranteed Accumulation Amount remaining, the Deferred Annuity and the GMAB will remain in force. No charge for the GMAB will be deducted or accrue while there is an insufficient Account Balance to cover the deductions for the charge. At the Maturity Date, the Guaranteed Accumulation Payment will be paid into the Account Balance.

Purchase payments made after the 120 day Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Maturity Date. Even if the purchase payments you made during the 120 day Eligibility Period lose significant value, if the Account Balance, which includes all purchase payments, is equal to or greater than the target percentage amount of your purchase payments made during the first 120 day period (depending on which asset allocation investment you have selected), then no Guaranteed Accumulation Payment is made. Therefore, the Guaranteed Minimum Accumulation Benefit may not be appropriate for you, if you intend to make additional purchase payments after the end of the Eligibility Period.

EXAMPLE

Assume that you make one $10,000 purchase payment during the 120 Eligibility Period and you select the MetLife Moderate Allocation Investment Division. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your purchase payment). At the Maturity Date, your Account Balance is $0. The Guaranteed Accumulation Amount payable is $11,000 ($11,000-$0 = $11,000).

In contrast, assume that you make one $10,000 purchase payment during the 120 day Eligibility Period and you select the MetLife Moderate Allocation Investment Division. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Maturity Date your Account Balance is $0. Assume that you decide to make one purchase payment on the day before the Maturity Date of $11,000. At the Maturity Date, assume that there has not been any positive or negative investment experience for the one day between your purchase payment and the Maturity Date. Consequently, your Account Balance is $11,000. We would not pay a Guaranteed Accumulation Payment, because the Account Balance of $11,000 would equal the Guaranteed Accumulation Amount of $11,000 ($11,000-$11,000 = $0.)

TERMINATION. The GMAB will terminate at the earliest of: (1) the Maturity Date; (2) the date you take a total withdrawal of your Account Balance (A pro-rata portion of the charge will be applied); (3) the date you cancel this benefit, as described below; (4) the date you apply all of your Account Balance to a pay-out option (A pro-rata portion of the charge will be applied); and
(5) the date of death of the owner or joint owner (or annuitant if the owner is a non-natural person) unless the beneficiary is the spouse of the owner and elects to continue the Deferred Annuity under the spousal continuation provisions of the Deferred Annuity.

Once the GMAB is terminated, the GMAB charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the GMAB is terminated before the Maturity Date, the Guaranteed Accumulation Payment will not be paid.

CANCELLATION. You have a one-time right to cancel this optional benefit in accordance with our administrative procedures (currently we require you to submit your request to cancel in writing at our Administrative Office) during the 90 day period after your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the benefit, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions and we will no longer deduct the charge for this benefit.

CHARGE. The Guaranteed Minimum Accumulation Benefit is available for an additional charge of 0.75% of the Guaranteed Accumulation Amount determined at the end the prior Contract Year and deducted each Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program and Separate Account balance. (We take the amount from the Separate Account by canceling accumulation units from your Separate Account balance.)

GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED WITHDRAWAL BENEFIT, LIFETIME WITHDRAWAL GUARANTEE BENEFIT, GUARANTEED MINIMUM ACCUMULATION BENEFIT, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS.

The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified Contract, such as an IRA in circumstances where the owner is planning to exercise the benefit on a date later than the beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract will have the effect of reducing the guaranteed minimum income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the Guaranteed Minimum Income Benefit. You should consult your tax adviser prior to electing a Guaranteed Minimum Income Benefit.

Additionally, the Guaranteed Minimum Income Benefit is not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract or IRA (or where otherwise offered, under any other Contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such Contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death; however, the Guaranteed Minimum Income Benefit may not be exercised until 10 years after purchase. It is not clear under these rules whether minimum distribution requirements will be met in all cases where income payments under a life contingent annuity (such as provided under the Guaranteed Minimum Income Benefit) do not begin until after the year following the year of death, as would be the case with a Guaranteed Minimum Income Benefit purchased by such beneficiary. Even if minimum distribution requirements would be met, the value of such benefit may be adversely impacted or eliminated, depending on the beneficiary's own situation, because of required distributions prior to the time that the benefit could be exercised.

In the event the Lifetime Withdrawal Guarantee Benefit is made available for purchase by a beneficiary under a decedent's IRA (or where otherwise offered, under any other Contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) and the beneficiary, as required under tax rules, is to receive required minimum distributions prior to attaining age 59 1/2, the required minimum distributions received from the contract will have the effect of eliminating the lifetime payments under the Lifetime Withdrawal Guarantee Benefit. Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. Therefore the Lifetime Withdrawal Guarantee Benefit is not appropriate for purchase under a decedent's IRA by a beneficiary who has not attained age 59 1/2.

Note that the Guaranteed Withdrawal Benefit, Enhanced Guaranteed Withdrawal Benefit and Lifetime Withdrawal Guarantee Benefit are not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract.

Note that the GMAB is not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract or IRA Contract (or where otherwise offered, under any other Contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) because, under tax rules, such contracts generally require distributions to commence by the end of the calendar year following the year of the owner's death and such distributions will have the effect of reducing the usefulness of the GMAB.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

   You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. See "Income Taxes" for a discussion of partial annuitization. You are required to hold your Deferred Annuity for at least 30 days from the date we issue the Contract before you annuitize. However, the annuitant may not be older than 95 years old when you select a pay-out option (age 90 or ten years after you have purchased your Deferred Annuity in New York State). Although guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity, current rates for the Bonus Class may be lower than the other classes of the Deferred Annuity. You must convert at least $5,000 of your Account Balance to receive income payments. Please be aware that once your Contract is annuitized, you are ineligible to receive the Death Benefit you have selected. Additionally, if you have selected a living benefit rider such as a Guaranteed Minimum Income Benefit, a Guaranteed Withdrawal Benefit, or the Guaranteed Minimum Accumulation Benefit, annuitizing your Contract terminates the rider, including any Death Benefit provided by the rider and any Guaranteed Principal Adjustment (for Version III of the Guaranteed Minimum Income Benefit or Lifetime Withdrawal Guarantee riders) or Guaranteed Accumulation Payment (for the Guaranteed Minimum Accumulation Benefit rider) that may also be provided by the rider.

When considering a pay-out option, you should think about whether you want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

By the time the annuitant reaches age 95 (age 90 or ten years after issue of your Deferred Annuity in New York State), and if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Account balance and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option.

INCOME PAYMENT TYPES

   Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when you decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the contract owner dies.

Many times, the Contract Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

..   The amount of income you need;

..   The amount you expect to receive from other sources;

..   The growth potential of other investments; and

..   How long you would like your income to be guaranteed.

The following income payment types are currently available. We may make available other income payment types if you so request and we agree. Due to underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the beneficiary, if the contract owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the contract owner of the annuity (or the beneficiary, if the contract owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

   Your initial income payment must be at least $100. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable Income Payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains the same for duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account Charge is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the owner that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Deferred Annuity into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer an AIR of 3% and 4%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Basic Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Basic Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date you convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Basic Death Benefit Separate
    Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE


   During the pay-out phase of the Deferred Annuity, you may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the investment division. Once you reallocate your income payment into the Fixed Income Option, you may not later reallocate it into an investment division. There is no withdrawal charge to make a reallocation.

For us to process a reallocation, you must tell us:

..   The percentage of the income payment to be reallocated;

..   The investment divisions (or Fixed Income Option) to which you want to reallocate your income payment; and

..   The investment divisions from which you want to reallocate your income payment.

We may require that you use our original forms to make reallocations.

Reallocations will be made at the end of the business day, at the close of the Exchange, if received in good order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

..   First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

..   Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

..   Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

..   Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

..   Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

..   Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

Frequent requests from contract owners to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield Portfolios (I.E., Western Asset Management Strategic Bond Opportunities, Lord Abbett Bond Debenture, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, American Funds Global Small Capitalization, BlackRock Strategic Value, Loomis Sayles Small Cap, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth and Russell 2000(R) Index Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY.   As a condition to making their portfolios
available in our products, American Funds requires us to treat all American Funds Portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all reallocation/transfer requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/ reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other contract owners or other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or operational capacity to apply the frequent trading policies and procedures of the Portfolios we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.


In addition, contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual contract owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons we cannot guarantee that the Portfolios (and thus Contract owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or to retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the Portfolio prospectuses for more details.

CHARGES


   You pay the Basic Death Benefit Separate Account charge for your contract class during the pay-out phase of the Deferred Annuity. In addition, you pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments, by check, cashier's check or certified check, made payable to "MetLife," to MetLife Preference Plus Select, P.O. Box 371537, Pittsburgh, PA 15250-7537. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

..   Account Balance

..   Unit Values

..   Current rates for the Fixed Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

..   any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the the death benefit instead. If the beneficiary is your spouse, the spouse may be substituted as the contract owner of the Deferred Annuity and continue the Contract. We permit the beneficiary of a Traditional IRA Deferred Annuity to hold the Deferred Annuity in your name for his/her benefit. If you are receiving income payments, we will cancel the request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

MISSTATEMENT

We may require proof of age or sex of the Owner, annuitant or beneficiary before making any payments under this Contract that are measured by the Owner's, annuitant's or beneficiary's life. If the age or sex of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex.

Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayment.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

..   during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE


     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually; for the money market investment division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Basic Death Benefit), the additional Separate Account charge for the American Funds Bond, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of withdrawal charges and the charge for the Earnings Preservation Benefit, Guaranteed Minimum Income Benefit, the Guaranteed Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit. Withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income, American Funds Bond, and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They assume that combination of optional benefits (including the greater of Annual Step-Up or 5% Annual Increase Death Benefit) that would produce the greatest total Separate Account charge.

Performance figures will vary among the various classes of the Deferred Annuities and the investment divisions as a result of different Separate Account charges and withdrawal charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Basic Death Benefit. The information does not assume the charges for the Earnings Preservation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Accumulation Benefit or the Guaranteed Withdrawal Benefit. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

     We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity contract owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

..   To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

..   To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning Metropolitan Fund, Met Investors Fund or
American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of the Metropolitan Fund, the Met Investors Fund or the American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES


On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company (''MLIDC'') will become the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission (''SEC'') under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (''NASD'').

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. (''MSI''), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuity. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Deferred Annuity, the gross dealer concession ranges from 1.0% to 7.15% of each purchase payment (depending on the class purchased) and, starting as early as the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated and unaffiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that MSI pays with respect to sales made through MetLife representatives. The total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated selling firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firm provides in connection with the distribution of the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

We or our affiliates pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all purchase payments allocated to the American Funds Bond Fund, American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Contract.

Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the Statement of Additional Information for information on the management fees paid to Gallatin Asset Management, Inc. by Met Investors, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 24 consecutive months (36 consecutive months in New York State) and your Account Balance is less than $2,000. Accordingly, no Deferred Annuity will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA SEP and SIMPLE IRA Deferred Annuity.

INCOME TAXES

   The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

   Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rule in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.


Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.


WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                                             Type of Contract
                                                                                           --------------------
                                                                                              Non    Trad. Roth SIMPLE
                                                                                           Qualified  IRA  IRA   IRA*  SEP
                                                                                           --------- ----- ---- ------ ---

In a series of substantially equal payments made annually (or more frequently) for life or
life expectancy (SEPP)                                                                         x       x    x     x     x

After you die                                                                                  x       x    x     x     x

After you become totally disabled (as defined in the Code)                                     x       x    x     x     x

To pay deductible medical expenses                                                                     x    x     x     x

To pay medical insurance premiums if you are unemployed                                                x    x     x     x

For qualified higher education expenses, or                                                            x    x     x     x

For qualified first time home purchases up to $10,000                                                  x    x     x     x

After December 31, 1999 for IRS levies                                                                 x    x     x     x

Certain immediate income annuities providing a series of substantially equal periodic
payments made annually (or more frequently) over the specified payment period                  x

    * For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (including but not limited to the Earnings Preservation Benefit) and certain living benefits (e.g. Guaranteed Withdrawal Benefit and the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the

Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

GUARANTEED WITHDRAWAL BENEFITS If you have purchased the Guaranteed Withdrawal Benefit, Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee Benefit, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

MetLife reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

NON-QUALIFIED ANNUITIES

..   Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

..   Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

..   Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

..   Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

..   Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

..   Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

..   When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

..   In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain Income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non- natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/ reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

..   Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

..   Possible taxation as if you were the contract owner of your portion of the
    Separate Account's assets.

..   Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS]

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).

Consult your tax adviser prior to the purchase of the Contract as a Traditional Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

..   Individuals age 50 or older can make an additional "catch-up" purchase payment of (assuming the individual has sufficient compensation).

..   If you are an active participant in a retirement plan of an employer, your contributions may be limited.

..   Purchase payments in excess of these amounts may be subject to a penalty tax.

..   If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

..   These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

..   If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

SIMPLE IRAS AND SEPS ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the contribution limits and the tax treatment of certain premature distribution rules, transfers and rollovers. Some of these differences are explained below. Please see the SAI for additional information on contribution limits.

Rollovers into Your SIMPLE IRA. You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA. You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans to your SIMPLE IRA.

Rollovers from Your SIMPLE IRA. Tax-free 60-day rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free 60-day rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, as well as into another SIMPLE IRA.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS


Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch- up" purchase payment each year (assuming the individual has sufficient compensation).


You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. Also, if you are an active participant in a retirement plan of an employer, your contributions may be limited. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

If you exceed the purchase payment limits you may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

..   The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

..   The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

..   The first money withdrawn is any annual (non-conversion/rollover)
    contributions to the Roth IRA. These are received tax and penalty free.

..   The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

..   The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

..   We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA into a ROTH IRA.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS


Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.


DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

LEGAL PROCEEDINGS

  In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT

OF ADDITIONAL INFORMATION

                                                                       PAGE

     COVER PAGE.......................................................   1

     TABLE OF CONTENTS................................................   1

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................   2

     DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
       ANNUITIES......................................................   2

     EXPERIENCE FACTOR................................................   4

     VARIABLE INCOME PAYMENTS.........................................   5

     INVESTMENT MANAGEMENT FEES.......................................   8

     ADVERTISEMENT OF THE SEPARATE ACCOUNT............................  14

     VOTING RIGHTS....................................................  16

     ERISA............................................................  17

     TAXES--SIMPLE IRAS ELIGIBILITY AND CONTRIBUTIONS; SHAREHOLDER
       CONTROL........................................................  17

     ACCUMULATION UNIT VALUES TABLES..................................  20

     FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT..................... F-1

     FINANCIAL STATEMENTS OF METLIFE.................................. F-1

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.


                     Non-Qualified IRA and SEP
                     Annuities     Annuities(1)
  California........ 2.35%         0.5%(2)
  Maine............. 2.0%          --
  Nevada............ 3.5%          --
  Puerto Rico(3).... 3.0%          3.0%
  South Dakota...... 1.25%         --
  West Virginia..... 1.0%          1.0%
  Wyoming........... 1.0%          --

        ---
      /1/Premium tax rates applicable to IRA and SEP annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA and SEP Annuities."

      /2/With respect to annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

      /3/Legislation has been passed increasing the tax rate to 3%, however, the rate increase is contingent upon the passage of the budget bill. Nonetheless, the Department of Insurance has indicated it considers the rate increase to be effective.

APPENDIX B

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

These tables and bar charts show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each investment division from year end to year end. A different share class of the Metropolitan Fund and Met Investors Fund Portfolios was available prior to May 1, 2004. Lower Separate Account charges for the American Funds Investment Divisions were in effect prior to May 1, 2004. The accumulation unit values prior to May 1, 2004 reflect the lower 12b-1 Plan fees for the Metropolitan Fund and the Met Investors Fund Portfolios and lower Separate Account charges for the American Funds Investment Divisions then in effect. Values after April 30, 2004 reflect the higher 12b-1 Plan fees and Separate Account charges currently in place. In addition, different charges for certain optional benefits were in effect prior to May 1, 2003. Therefore, the accumulation unit values prior to May 1, 2003, for Deferred Annuities with these optional benefits reflect the lower charges then in effect. Values after April 30, 2003, reflect the higher charges currently in place. A lower charge for the Guaranteed Minimum Income Benefit when it was purchased with either of the optional death benefits was in effect from May 1, 2004 through April 30, 2005. A lower charge for Version III of the Guaranteed Minimum Income Benefit was in effect prior to February 26, 2007. This lower charge is not reflected in the tables below. The information in these tables and charts has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table and charts show the Deferred Annuity mix that bears the total highest charge, and the second table and charts show the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: Bonus Class, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, Earnings Preservation Benefit. Charges for all versions of the optional Guaranteed Minimum Income Benefit, Optional Enhanced Guaranteed Minimum Income Benefit, Optional Guaranteed Withdrawal Benefit, Optional Lifetime Withdrawal Guarantee Benefit and the Optional Guaranteed Minimum Accumulation Benefit are made by canceling accumulation units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing these options with the others will result in a higher overall charge. The mix with the total lowest charge has these features:
B Class and no optional benefit. All other possible mixes for each investment division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.

                   PREFERENCE PLUS SELECT DEFERRED ANNUITIES
                             HIGHEST POSSIBLE MIX
                         2.30 SEPARATE ACCOUNT CHARGE

                                                              Beginning of               Number of
                                                                  Year     End of Year  Accumulation
                                                              Accumulation Accumulation Units End of
Fund Name                                                Year  Unit Value   Unit Value      Year
---------                                                ---- ------------ ------------ ------------
American Funds Bond Division/(k)/....................... 2006   $ 13.48      $ 14.05      2,260.99

American Funds Global Small Capitalization Division/(c)/ 2001     13.39        13.03          0.00
                                                         2002     13.03        10.29          0.00
                                                         2003     10.29        15.42          0.00
                                                         2004     15.42        18.19     13,630.80
                                                         2005     18.19        22.25     19,596.91
                                                         2006     22.25        26.94     24,763.77

American Funds Growth Division/(c)/..................... 2001    105.45        95.15          0.00
                                                         2002     95.15        70.14          0.00
                                                         2003     70.14        93.63          0.00
                                                         2004     93.63       102.78     11,491.63
                                                         2005    102.78       116.54     11,889.33
                                                         2006    116.54       125.35     12,469.33

                                                                                                  Beginning of
                                                                                                      Year     End of Year
                                                                                                  Accumulation Accumulation
Fund Name                                                                                    Year  Unit Value   Unit Value
---------                                                                                    ---- ------------ ------------
American Funds Growth-Income Division/(c)/.................................................. 2001    $73.98      $ 70.77
                                                                                             2002     70.77        56.39
                                                                                             2003     56.39        72.87
                                                                                             2004     72.87        78.48
                                                                                             2005     78.48        81.05
                                                                                             2006     81.05        91.12

BlackRock Aggressive Growth Division (Class E)/(c)/......................................... 2001     32.98        30.99
                                                                                             2002     30.99        21.56
                                                                                             2003     21.56        29.63

BlackRock Aggressive Growth Division (Class B).............................................. 2004     29.05        32.02
                                                                                             2005     32.02        34.56
                                                                                             2006     34.56        35.96

BlackRock Bond Income Division (formerly State Street Research Income Division Class E)/(a)/ 2001     34.86        35.69
                                                                                             2002     35.69       305.92

BlackRock Bond Income Division (Class E).................................................... 2003     37.72        38.96

BlackRock Bond Income Division (Class B).................................................... 2004     35.93        37.01
                                                                                             2005     37.01        36.95
                                                                                             2006     36.95        37.60

BlackRock Diversified Division (E Class)/(c)/............................................... 2001     32.43        31.50
                                                                                             2002     31.50        26.49
                                                                                             2003     26.49        31.17

BlackRock Diversified Division (B Class).................................................... 2004     30.09        32.27
                                                                                             2005     32.27        32.43
                                                                                             2006     32.43        34.94

BlackRock Large Cap Division (formerly BlackRock Investment Trust) (Class E)/(c)/........... 2001     59.93        55.73
                                                                                             2002     55.73        40.18
                                                                                             2003     40.18        51.07

BlackRock Large Cap Division (formerly BlackRock Investment Trust) (Class B)................ 2004     49.31        54.09
                                                                                             2005     54.09        54.62
                                                                                             2006     54.62        60.76

BlackRock Large Cap Value Division (Class E)/(d)/........................................... 2002     10.00         7.87
                                                                                             2003      7.87        10.42

BlackRock Large Cap Value Division (Class B)................................................ 2004     10.49        11.51
                                                                                             2005     11.51        11.87
                                                                                             2006     11.87        13.83

BlackRock Legacy Large Cap Growth Division/(i)/............................................. 2004     21.29        23.19
                                                                                             2005     23.19        24.19
                                                                                             2006     24.19        24.56

BlackRock Money Market Division (Class E)/(f)/.............................................. 2003     18.93        18.72

BlackRock Money Market Division (Class B)................................................... 2004     18.23        18.06
                                                                                             2005     18.06        18.11
                                                                                             2006     18.11        18.51

BlackRock Strategic Value Division (Class E)/(c)/........................................... 2001     14.08        13.79
                                                                                             2002     13.79        10.58
                                                                                             2003     10.58        15.50


                                                                                              Number of
                                                                                             Accumulation
                                                                                             Units End of
Fund Name                                                                                        Year
---------                                                                                    ------------
American Funds Growth-Income Division/(c)/..................................................       0.00
                                                                                                   0.00
                                                                                                   0.00
                                                                                              11,225.16
                                                                                              10,819.00
                                                                                              13,217.06

BlackRock Aggressive Growth Division (Class E)/(c)/.........................................       0.00
                                                                                                   0.00
                                                                                                   0.00

BlackRock Aggressive Growth Division (Class B)..............................................     470.09
                                                                                                 351.47
                                                                                                 342.15

BlackRock Bond Income Division (formerly State Street Research Income Division Class E)/(a)/       0.00
                                                                                                   0.00

BlackRock Bond Income Division (Class E)....................................................       0.00

BlackRock Bond Income Division (Class B)....................................................   4,465.70
                                                                                               7,893.69
                                                                                               8,645.26

BlackRock Diversified Division (E Class)/(c)/...............................................       0.00
                                                                                                   0.00
                                                                                                   0.00

BlackRock Diversified Division (B Class)....................................................   6,385.61
                                                                                              15,553.06
                                                                                              17,189.51

BlackRock Large Cap Division (formerly BlackRock Investment Trust) (Class E)/(c)/...........       0.00
                                                                                                   0.00
                                                                                                   0.00

BlackRock Large Cap Division (formerly BlackRock Investment Trust) (Class B)................     253.57
                                                                                                 367.03
                                                                                                 366.86

BlackRock Large Cap Value Division (Class E)/(d)/...........................................       0.00
                                                                                                   0.00

BlackRock Large Cap Value Division (Class B)................................................  18,591.97
                                                                                              20,493.04
                                                                                              18,855.81

BlackRock Legacy Large Cap Growth Division/(i)/.............................................   1,500.34
                                                                                               2,741.85
                                                                                               6,579.00

BlackRock Money Market Division (Class E)/(f)/..............................................      82.45

BlackRock Money Market Division (Class B)...................................................       0.00
                                                                                                   0.00
                                                                                                   0.00

BlackRock Strategic Value Division (Class E)/(c)/...........................................       0.00
                                                                                                   0.00
                                                                                                   0.00

                                                                 Beginning of               Number of
                                                                     Year     End of Year  Accumulation
                                                                 Accumulation Accumulation Units End of
Fund Name                                                   Year  Unit Value   Unit Value      Year
---------                                                   ---- ------------ ------------ ------------
BlackRock Strategic Value Division (Class B)/(c)/.......... 2004    $15.56       $17.40     22,097.11
                                                            2005     17.40        17.67     44,679.62
                                                            2006     17.67        20.11     47,952.92

Cyclical Growth ETF Division/(k)/.......................... 2006     10.64        11.28          0.00

Cyclical Growth and Income ETF Division/(k)/............... 2006     10.45        11.03          0.00

Davis Venture Value Division (Class E)/(c)/................ 2001     25.57        24.79          0.00
                                                            2002     24.79        20.22          0.00
                                                            2003     20.22        25.83          0.00

Davis Venture Value Division (Class B)..................... 2004     26.22        28.05      4,134.00
                                                            2005     28.05        30.16     14,938.08
                                                            2006     30.16        33.70     22,597.68

FI International Stock Division (Class E)/(c)/............. 2001     11.17        10.41          0.00
                                                            2002     10.41         8.38          0.00
                                                            2003      8.38        10.47          0.00

FI International Stock Division (Class B).................. 2004     10.51        11.93        206.73
                                                            2005     11.93        13.71      6,088.01
                                                            2006     13.71        15.58     11,733.97

FI Large Cap Division/(k)/................................. 2006     15.66        15.75          0.00

FI Mid Cap Opportunities Division (Class E)/(c) (h)/....... 2001     17.49        15.00          0.00
                                                            2002     15.00        10.39          0.00
                                                            2003     10.39        13.66          0.00

FI Mid Cap Opportunities Division (Class B)................ 2004     13.73        15.37        893.10
                                                            2005     15.37        16.02      3,485.86
                                                            2006     16.02        17.47      8,070.45

I Value Leaders Division (Class E)/(d)/.................... 2002     20.96        17.15          0.00
                                                            2003     17.15        21.24          0.00

FI Value Leaders Division (Class B)........................ 2004     20.84        23.36      1,782.38
                                                            2005     23.36        25.22      5,676.29
                                                            2006     25.22        27.52     10,229.10

Franklin Templeton Small Cap Growth Division (Class E)/(c)/ 2001      9.15         8.74          0.00
                                                            2002      8.74         6.16          0.00
                                                            2003      6.16         8.71          0.00

Franklin Templeton Small Cap Growth Division (Class B)..... 2004      8.57         9.43      2,857.38
                                                            2005      9.43         9.62      1,790.05
                                                            2006      9.62        10.32      5,012.27

Harris Oakmark Focused Value Division (Class E)/(c)/....... 2001     23.58        24.30          0.00
                                                            2002     24.30        21.61          0.00
                                                            2003     21.61        27.98          0.00

Harris Oakmark Focused Value Division (Class B)............ 2004     27.27        29.42      5,359.15
                                                            2005     29.42        31.55     13,128.60
                                                            2006     31.55        34.58     13,048.19

Harris Oakmark International Division (Class E)/(d)/....... 2002     10.54         8.74          0.00
                                                            2003      8.74        11.54          0.00

Harris Oakmark International Division (Class B)............ 2004     11.75        13.56      6,279.34
                                                            2005     13.56        15.14     13,426.94
                                                            2006     15.14        19.07     21,768.49

                                                                                                          Beginning of
                                                                                                              Year
                                                                                                          Accumulation
Fund Name                                                                                            Year  Unit Value
---------                                                                                            ---- ------------
Harris Oakmark Large Cap Value Division (Class E)/(c)/.............................................. 2001    $11.37
                                                                                                     2002     11.16
                                                                                                     2003      9.35

Harris Oakmark Large Cap Value Division (Class B)................................................... 2004     11.54
                                                                                                     2005     12.38
                                                                                                     2006     11.90

Jennison Growth Division............................................................................ 2005      3.88
                                                                                                     2006      4.64

Jennison Growth Division (formerly Met/Putnam Voyager Division) (Class E)/(c) (g)/.................. 2001      5.33
                                                                                                     2002      4.84
                                                                                                     2003      3.36

Jennison Growth Division (formerly Met/Putnam Voyager Division) (Class B)/(g)/...................... 2004      4.07
                                                                                                     2005      4.22

Lazard Mid-Cap Division (Class E)/(d)/.............................................................. 2002     11.33
                                                                                                     2003      9.57

Lazard Mid-Cap Division (Class B)................................................................... 2004     12.27
                                                                                                     2005     13.17
                                                                                                     2006     13.91

Legg Mason Aggressive Growth (formerly Janus Growth) (Class E)/(e)/................................. 2001      8.84
                                                                                                     2002      7.70
                                                                                                     2003      5.21

Legg Mason Aggressive Growth (formerly Janus Aggressive Growth) (Class B)........................... 2004      6.41
                                                                                                     2005      6.93
                                                                                                     2006      7.69

Legg Mason Value Equity/(c) (l)/.................................................................... 2006      8.78

Legg Mason Value Equity (formerly MFS Investors Trust Division) (Class E)/(c) (l)/.................. 2001      8.54
                                                                                                     2002      8.09
                                                                                                     2003      6.31

Legg Mason Value Equity (formerly MFS Investors Trust Division) (Class B)/(c) (l)/.................. 2004      7.35
                                                                                                     2005      8.10
                                                                                                     2006      8.46

Lehman Brothers(R) Aggregate Bond Index Division (Class E)/(c)/..................................... 2001     10.91
                                                                                                     2002     11.08
                                                                                                     2003     11.92

Lehman Brothers(R) Aggregate Bond Index Division (Class B).......................................... 2004     11.81
                                                                                                     2005     12.08
                                                                                                     2006     12.03

Loomis Sayles Small Cap Division (Class E)/(c)/..................................................... 2001     21.50
                                                                                                     2002     20.96
                                                                                                     2003     16.05

Loomis Sayles Small Cap Division (Class B).......................................................... 2004     21.40
                                                                                                     2005     24.10
                                                                                                     2006     25.13

Lord Abbett Bond Debenture Division (formerly Loomis Sayles High Yield Bond Division) (Class E)/(b)/ 2001     10.34
                                                                                                     2002     10.05

Lord Abbett Bond Debenture Division (Class E)....................................................... 2002     10.31
                                                                                                     2003      9.94

                                                                                                                   Number of
                                                                                                     End of Year  Accumulation
                                                                                                     Accumulation Units End of
Fund Name                                                                                             Unit Value      Year
---------                                                                                            ------------ ------------
Harris Oakmark Large Cap Value Division (Class E)/(c)/..............................................    $11.16           0.00
                                                                                                          9.35           0.00
                                                                                                         11.46           0.00

Harris Oakmark Large Cap Value Division (Class B)...................................................     12.38      11,105.37
                                                                                                         11.90      18,025.09
                                                                                                         13.71      15,566.56

Jennison Growth Division............................................................................      4.64       3,987.32
                                                                                                          4.65       9,269.22

Jennison Growth Division (formerly Met/Putnam Voyager Division) (Class E)/(c) (g)/..................      4.84           0.00
                                                                                                          3.36           0.00
                                                                                                          4.13           0.00

Jennison Growth Division (formerly Met/Putnam Voyager Division) (Class B)/(g)/......................      4.22       3,585.58
                                                                                                          3.84       4,660.68

Lazard Mid-Cap Division (Class E)/(d)/..............................................................      9.57           0.00
                                                                                                         11.82           0.00

Lazard Mid-Cap Division (Class B)...................................................................     13.17         492.49
                                                                                                         13.91         521.73
                                                                                                         15.59         805.23

Legg Mason Aggressive Growth (formerly Janus Growth) (Class E)/(e)/.................................      7.70           0.00
                                                                                                          5.21           0.00
                                                                                                          5.46           0.00

Legg Mason Aggressive Growth (formerly Janus Aggressive Growth) (Class B)...........................      6.93       2,180.74
                                                                                                          7.69       9,274.78
                                                                                                          7.38      14,905.88

Legg Mason Value Equity/(c) (l)/....................................................................      9.35         496.66

Legg Mason Value Equity (formerly MFS Investors Trust Division) (Class E)/(c) (l)/..................      8.09           0.00
                                                                                                          6.31           0.00
                                                                                                          7.49           0.00

Legg Mason Value Equity (formerly MFS Investors Trust Division) (Class B)/(c) (l)/..................      8.10         813.14
                                                                                                          8.46           0.00
                                                                                                          8.81           0.00

Lehman Brothers(R) Aggregate Bond Index Division (Class E)/(c)/.....................................     11.08           0.00
                                                                                                         11.92           0.00
                                                                                                         12.05           0.00

Lehman Brothers(R) Aggregate Bond Index Division (Class B)..........................................     12.08      68,675.99
                                                                                                         12.03     104,347.97
                                                                                                         12.20     175,669.65

Loomis Sayles Small Cap Division (Class E)/(c)/.....................................................     20.96           0.00
                                                                                                         16.05           0.00
                                                                                                         21.38           0.00

Loomis Sayles Small Cap Division (Class B)..........................................................     24.10         117.66
                                                                                                         25.13       2,403.10
                                                                                                         28.58       7,496.79

Lord Abbett Bond Debenture Division (formerly Loomis Sayles High Yield Bond Division) (Class E)/(b)/     10.05           0.00
                                                                                                         14.97           0.00

Lord Abbett Bond Debenture Division (Class E).......................................................      9.94           0.00
                                                                                                         11.59           0.00

                                                            Beginning of               Number of
                                                                Year     End of Year  Accumulation
                                                            Accumulation Accumulation Units End of
Fund Name                                              Year  Unit Value   Unit Value      Year
---------                                              ---- ------------ ------------ ------------
Lord Abbett Bond Debenture Division (Class B)......... 2004    $14.84       $15.72       5,296.69
                                                       2005     15.72        15.59       9,814.85
                                                       2006     15.59        16.63      11,157.25

Met/AIM Small Cap Growth Division (Class E)/(d)/...... 2002     11.17         8.39           0.00
                                                       2003      8.39        11.41           0.00

Met/AIM Small Cap Growth Division (Class B)........... 2004     11.10        11.82       1,582.34
                                                       2005     11.82        12.51       7,237.93
                                                       2006     12.51        13.96       9,838.79

MetLife Mid Cap Stock Index Division (Class E)/(c)/... 2001     10.33        10.18           0.00
                                                       2002     10.18         8.45           0.00
                                                       2003      8.45        11.14           0.00

MetLife Mid Cap Stock Index Division (Class B)........ 2004     11.25        12.53      29,621.98
                                                       2005     12.53        13.72      34,678.10
                                                       2006     13.72        14.72      40,318.22

MetLife Stock Index Division (Class E)/(c)/........... 2001     34.43        32.39           0.00
                                                       2002     32.39        24.56           0.00
                                                       2003     24.56        30.72           0.00

MetLife Stock Index Division (Class B)................ 2004     29.89        32.20      64,157.86
                                                       2005     32.20        32.84      82,221.18
                                                       2006     32.84        36.97      92,276.05

MFS Research International Division (Class E)/(c)/.... 2001      8.98         8.32           0.00
                                                       2002      8.32         7.18           0.00
                                                       2003      7.18         9.27           0.00

MFS Research International Division (Class B)......... 2004      9.46        10.80       4,438.20
                                                       2005     10.80        12.29       5,803.58
                                                       2006     12.29        15.20       8,237.59

MFS Total Return Division/(i)/........................ 2004     31.54        34.09         166.11
                                                       2005     34.09        34.27         847.21
                                                       2006     34.27        37.49         504.29

Morgan Stanley EAFE(R) Index Division (Class E)/(c)/.. 2001      9.15         8.37           0.00
                                                       2002      8.37         6.81           0.00
                                                       2003      6.81         9.14           0.00

Morgan Stanley EAFE(R) Index Division (Class B)....... 2004      9.10        10.52      54,022.71
                                                       2005     10.52        11.61      60,495.83
                                                       2006     11.61        14.23      64,630.68

Neuberger Berman Mid Cap Value Division (Class E)/(c)/ 2001     15.00        14.64           0.00
                                                       2002     14.64        12.92           0.00
                                                       2003     12.92        17.22           0.00

Neuberger Berman Mid Cap Value Division (Class B)..... 2004     17.66        20.48       9,930.93
                                                       2005     20.48        22.40      23,315.35
                                                       2006     22.40        24.35      33,167.26

Neuberger Berman Real Estate Division/(i)/............ 2004      9.99        12.75      17,259.85
                                                       2005     12.75        14.12      62,406.06
                                                       2006     14.12        18.99     103,829.51

Oppenheimer Capital Appreciation Division/(j)/........ 2005      7.65         8.25           0.00
                                                       2006      8.25         8.68           0.00

                                                                                      Beginning of               Number of
                                                                                          Year     End of Year  Accumulation
                                                                                      Accumulation Accumulation Units End of
Fund Name                                                                        Year  Unit Value   Unit Value      Year
---------                                                                        ---- ------------ ------------ ------------
Oppenheimer Global Equity Division (Class E)/(c)/............................... 2001    $12.43       $11.67          0.00
                                                                                 2002     11.67         9.57          0.00
                                                                                 2003      9.57        12.19          0.00

Oppenheimer Global Equity Division (Class B).................................... 2004     11.95        13.70      2,158.26
                                                                                 2005     13.70        15.53      2,542.63
                                                                                 2006     15.53        17.67      9,884.47

PIMCO Inflation Protected Bond Division/(k)/.................................... 2006     10.70        10.74     11,668.63

PIMCO Total Return Division (Class E)/(c)/...................................... 2001     10.20        10.36          0.00
                                                                                 2002     10.36        11.07          0.00
                                                                                 2003     11.07        11.30          0.00

PIMCO Total Return Division (Class B)........................................... 2004     11.33        11.67     15,237.83
                                                                                 2005     11.67        11.66     36,721.36
                                                                                 2006     11.66        11.91     38,133.46

RCM Technology Division (formerly RCM Global Technology Division) (Class E)/(c)/ 2001      7.02         6.04          0.00
                                                                                 2002      6.04         2.92          0.00
                                                                                 2003      2.92         4.49          0.00

RCM Technology Division (formerly RCM Global Technology Division) (Class B)..... 2004      4.04         4.19        476.42
                                                                                 2005      4.19         4.54      2,929.51
                                                                                 2006      4.54         4.68      8,407.27

Russell 2000(R) Index Division (Class E)/(c)/................................... 2001     11.73        11.63          0.00
                                                                                 2002     11.63         9.03          0.00
                                                                                 2003      9.03        12.88          0.00

Russell 2000(R) Index Division (Class B)........................................ 2004     12.82        14.59     34,337.97
                                                                                 2005     14.59        14.87     37,915.77
                                                                                 2006     14.87        17.09     33,144.79

T. Rowe Price Large Cap Growth Division (Class E)/(c)/.......................... 2001     11.37        11.19          0.00
                                                                                 2002     11.19         8.39          0.00
                                                                                 2003      8.39        10.71          0.00

T. Rowe Price Large Cap Growth Division (Class B)............................... 2004     10.62        11.44      2,945.42
                                                                                 2005     11.44        11.89      7,481.91
                                                                                 2006     11.89        13.12      6,550.37

T. Rowe Price Mid-Cap Growth Division (Class E)/(c)/............................ 2001      8.60         8.19          0.00
                                                                                 2002      8.19         4.47          0.00
                                                                                 2003      4.47         5.98          0.00

T. Rowe Price Mid-Cap Growth Division (Class B)................................. 2004      6.09         6.87     22,926.76
                                                                                 2005      6.87         7.69     42,374.54
                                                                                 2006      7.69         7.98     56,689.17

T. Rowe Price Small Cap Growth Division (Class E)/(c)/.......................... 2001     11.79        11.56          0.00
                                                                                 2002     11.56         8.27          0.00
                                                                                 2003      8.27        11.37          0.00

T. Rowe Price Small Cap Growth Division (Class B)............................... 2004     11.60        12.30      1,150.84
                                                                                 2005     12.30        13.31      1,258.39
                                                                                 2006     13.31        13.48      6,599.94

Western Asset Management Strategic Bond Opportunities Division (Class E)/(c)/... 2001     14.66        14.89          0.00
                                                                                 2002     14.89        15.91          0.00
                                                                                 2003     15.91        17.50          0.00

                                                                              Beginning of               Number of
                                                                                  Year     End of Year  Accumulation
                                                                              Accumulation Accumulation Units End of
Fund Name                                                                Year  Unit Value   Unit Value      Year
---------                                                                ---- ------------ ------------ ------------
Western Asset Management Strategic Bond Opportunities Division (Class B) 2004   $ 17.12      $ 18.04      11,888.85
                                                                         2005     18.04        18.09      30,125.39
                                                                         2006     18.09        18.53      34,601.97

Western Asset Management U.S Government Division (Class E)/(c)/......... 2001     13.63        13.85           0.00
                                                                         2002     13.85        14.56           0.00
                                                                         2003     14.56        14.45           0.00

Western Asset Management U.S Government Division (Class B).............. 2004     14.15        14.40       9,018.77
                                                                         2005     14.40        14.27      21,812.04
                                                                         2006     14.27        14.49      16,953.71

MetLife Aggressive Allocation Division/(j)/............................. 2005      9.99        11.08          66.32
                                                                         2006     11.08        12.52      22,474.20

MetLife Conservative Allocation Division/(j)/........................... 2005      9.99        10.23       2,651.88
                                                                         2006     10.23        10.69       2,557.48

MetLife Conservative to Moderate Allocation Division/(j)/............... 2005      9.99        10.45      42,338.63
                                                                         2006     10.45        11.17     186,748.34

MetLife Moderate Allocation Division/(j)/............................... 2005      9.99        10.68      26,758.05
                                                                         2006     10.68        11.67     135,735.37

MetLife Moderate to Aggressive Allocation Division/(j)/................. 2005      9.99        10.90       3,633.02
                                                                         2006     10.90        12.17     295,572.42

American Funds at 2.55 Separate Account Charge:

American Funds Bond Division/(k)/....................................... 2006     13.36        13.92       5,946.69

American Funds Global Small Capitalization Division/(c)/................ 2004     15.33        18.07      15,247.27
                                                                         2005     18.07        22.08      29,683.18
                                                                         2006     22.08        26.71      44,812.05

American Funds Growth Division/(c)/..................................... 2004     91.79       100.65       7,212.98
                                                                         2005    100.65       114.01      12,716.12
                                                                         2006    114.01       122.51      16,853.27

American Funds Growth-Income Division/(c)/.............................. 2004     71.43        76.85       7,041.60
                                                                         2005     76.85        79.29      13,993.24
                                                                         2006     79.29        89.06      19,606.13

                   PREFERENCE PLUS SELECT DEFERRED ANNUITIES
                              LOWEST POSSIBLE MIX
                         1.25 SEPARATE ACCOUNT CHARGE

                                                                                           Beginning of               Number of
                                                                                               Year     End of Year  Accumulation
                                                                                           Accumulation Accumulation Units End of
Fund Name                                                                             Year  Unit Value   Unit Value      Year
---------                                                                             ---- ------------ ------------ ------------
American Funds Bond Division/(k)/.................................................... 2006   $ 14.82      $ 15.56      365,887.51
American Funds Global Small Capitalization Division/(c)/............................. 2001     13.86        13.54            0.00
                                                                                      2002     13.54        10.81      176,357.64
                                                                                      2003     10.81        16.37      793,521.46
                                                                                      2004     16.37        19.51    1,684,630.59
                                                                                      2005     19.51        24.12    1,942,621.89
                                                                                      2006     24.12        29.51    2,014,130.80
American Funds Growth Division/(c)/.................................................. 2001    126.65       114.77            0.00
                                                                                      2002    114.77        85.50      100,894.63
                                                                                      2003     85.50       115.34      484,308.87
                                                                                      2004    115.34       127.95      832,307.70
                                                                                      2005    127.95       146.61      850,455.08
                                                                                      2006    146.61       159.35      855,979.03
American Funds Growth-Income Division/(c)/........................................... 2001     88.85        85.37            0.00
                                                                                      2002     85.37        68.74      127,625.35
                                                                                      2003     68.74        89.76      634,858.72
                                                                                      2004     89.76        97.69    1,040,319.53
                                                                                      2005     97.69       101.96      992,089.03
                                                                                      2006    101.96       115.83      915,468.87
BlackRock Aggressive Growth Division (E Class)/(c)/.................................. 2001     37.91        35.78            0.00
                                                                                      2002     35.78        25.16       26,852.28
                                                                                      2003     25.16        34.93      154,691.04
BlackRock Aggressive Growth Division (B Class)....................................... 2004     34.38        38.15       48,586.98
                                                                                      2005     38.15        41.61      126,036.87
                                                                                      2006     41.61        43.76      228,956.11
BlackRock Bond Income Division (formerly State Street Income Division) (E Class)/(a)/ 2001     42.17        43.36            0.00
                                                                                      2002     43.36        43.89            0.00
BlackRock Bond Income Division (E Class)............................................. 2002     43.84        46.31      207,477.01
                                                                                      2003     46.31        48.33      536,896.98
BlackRock Bond Income Division (B Class)............................................. 2004     44.66        46.31      301,057.28
                                                                                      2005     46.31        46.72    1,046,108.64
                                                                                      2006     46.72        48.05    1,637,036.48
BlackRock Diversified Division (E Class)............................................. 2001     37.99        37.06            0.00
                                                                                      2002     37.06        31.50      212,999.18
                                                                                      2003     31.50        37.46      752,001.31
BlackRock Diversified Division (B Class)............................................. 2004     36.28        39.19      277,202.91
                                                                                      2005     39.19        39.79      535,541.81
                                                                                      2006     39.79        43.33      698,275.54
BlackRock Large Cap Division (formerly BlackRock Investment Trust) (E Class)/(c)/.... 2001     72.49        67.70            0.00
                                                                                      2002     67.70        49.33       79,863.05
                                                                                      2003     49.33        63.36      303,829.18
BlackRock Large Cap Division (formerly BlackRock Investment Trust) (B Class)/(c)/.... 2004     61.39        67.81       63,985.52
                                                                                      2005     67.81        69.20      115,756.61
                                                                                      2006     69.20        77.79      153,608.48
BlackRock Large Cap Value Division (E Class)......................................... 2002     10.00         7.93       62,035.81
                                                                                      2003      7.93        10.60      462,050.50

                                                                 Beginning of               Number of
                                                                     Year     End of Year  Accumulation
                                                                 Accumulation Accumulation Units End of
Fund Name                                                   Year  Unit Value   Unit Value      Year
---------                                                   ---- ------------ ------------ ------------
BlackRock Large Cap Value Division (B Class)............... 2004    $10.72       $11.84      507,414.37
                                                            2005     11.84        12.34    1,191,101.20
                                                            2006     12.34        14.52    4,017,678.88
BlackRock Legacy Large Cap Growth Division/(i)/............ 2004     23.52        25.80       71,095.54
                                                            2005     25.80        27.20      179,456.51
                                                            2006     27.20        27.91      329,519.56
BlackRock Money Market Division (E Class)/(f)/............. 2003     23.28        23.18       24,871.02
BlackRock Money Market Division (B Class).................. 2004     22.66        22.60       51,565.74
                                                            2005     22.60        22.91      104,247.78
                                                            2006     22.91        23.65      220,864.59
BlackRock Strategic Value Division (E Class)/(c)/.......... 2001     14.24        14.01            0.00
                                                            2002     14.01        10.86      796,790.61
                                                            2003     10.86        16.08    2,552,703.05
BlackRock Strategic Value Division (B Class)............... 2004     16.20        18.24    1,029,329.75
                                                            2005     18.24        18.72    2,350,319.89
                                                            2006     18.72        21.53    3,429,455.89
Cyclical Growth ETF Division/(k)/.......................... 2006     10.71        11.43      139,058.25
Cyclical Growth and Income ETF Division/(k)/............... 2006     10.52        11.18       94,584.11
Davis Venture Value Division (E Class)/(c)/................ 2001     27.45        26.73            0.00
                                                            2002     26.73        22.03      115,244.86
                                                            2003     22.03        28.44      448,782.09
Davis Venture Value Division (B Class)..................... 2004     28.98        31.22      499,387.83
                                                            2005     31.22        33.91    2,131,611.21
                                                            2006     33.91        38.29    3,988,041.56
FI International Stock Division (E Class)/(c)/............. 2001     12.45        11.64            0.00
                                                            2002     11.64         9.47      178,292.61
                                                            2003      9.47        11.96      635,794.86
FI International Stock Division (B Class).................. 2004     12.05        13.78      230,542.93
                                                            2005     13.78        16.00      882,635.15
                                                            2006     16.00        18.37    1,788,847.70
FI Large Cap Division/(k)/................................. 2006     17.34        17.56       64,686.86
FI Mid Cap Opportunities Division (E Class)/(h)/........... 2001     18.33        15.78            0.00
                                                            2002     15.78        11.04      147,252.83
                                                            2003     11.04        14.68      490,905.38
FI Mid Cap Opportunities Division (B Class)................ 2004     14.81        16.69      195,292.90
                                                            2005     16.69        17.58      550,747.76
                                                            2006     17.58        19.37    1,043,827.16
FI Value Leaders (E Class)/(d)/............................ 2002     23.04        18.98       11,626.22
                                                            2003     18.98        23.76      129,119.95
FI Value Leaders (B Class)................................. 2004     23.39        26.41       85,618.72
                                                            2005     26.41        28.81      420,979.54
                                                            2006     28.81        31.77    1,116,072.48
Franklin Templeton Small Cap Growth Division (E Class)/(c)/ 2001      9.18         8.80            0.00
                                                            2002      8.80         6.27      139,794.65
                                                            2003      6.27         8.96      528,179.62
Franklin Templeton Small Cap Growth Division (B Class)..... 2004      8.85         9.80      157,161.05
                                                            2005      9.80        10.11      469,945.62
                                                            2006     10.11        10.95      779,710.51

                                                                                        Beginning of
                                                                                            Year     End of Year
                                                                                        Accumulation Accumulation
Fund Name                                                                          Year  Unit Value   Unit Value
---------                                                                          ---- ------------ ------------
Harris Oakmark Focused Value Division (E Class)/(c)/.............................. 2001    $25.72       $26.62
                                                                                   2002     26.62        23.93
                                                                                   2003     23.93        31.30
Harris Oakmark Focused Value Division (B Class)................................... 2004     30.62        33.26
                                                                                   2005     33.26        36.04
                                                                                   2006     36.04        39.92
Harris Oakmark International Division (E Class)/(d)/.............................. 2002     10.60         8.85
                                                                                   2003      8.85        11.81
Harris Oakmark International Division (B Class)................................... 2004     12.08        14.03
                                                                                   2005     14.03        15.83
                                                                                   2006     15.83        20.15
Harris Oakmark Large Cap Value Division (E Class)/(c)/............................ 2001     11.70        11.54
                                                                                   2002     11.54         9.77
                                                                                   2003      9.77        12.09
Harris Oakmark Large Cap Value Division (B Class)................................. 2004     12.23        13.21
                                                                                   2005     13.21        12.83
                                                                                   2006     12.83        14.93
Jennison Growth Division (B Class)................................................ 2005      4.09         4.92
                                                                                   2006      4.92         4.99
Jennison Growth Division (formerly Met/Putnam Voyager Division) (E Class)/(c) (g)/ 2001      5.40         4.93
                                                                                   2002      4.93         3.46
                                                                                   2003      3.46         4.29
Jennison Growth Division (formerly Met/Putnam Voyager Division) (B Class)/(g)/.... 2004      4.25         4.44
                                                                                   2005      4.44         4.05
Lazard Mid-Cap Division (E Class)/(d)/............................................ 2002     11.40         9.69
                                                                                   2003      9.69        12.09
Lazard Mid-Cap Division (B Class)................................................. 2004     12.61        13.63
                                                                                   2005     13.63        14.54
                                                                                   2006     14.54        16.47
Legg Mason Aggressive Growth (formerly Janus Growth) (E Class)/(e)/............... 2001      8.87         7.75
                                                                                   2002      7.75         5.30
                                                                                   2003      5.30         5.57
Legg Mason Aggressive Growth (formerly Janus Aggressive Growth) (B Class)......... 2004      6.63         7.22
                                                                                   2005      7.22         8.09
                                                                                   2006      8.09         7.86
Legg Mason Value Equity (B Class)................................................. 2006      9.45        10.14
Legg Mason Value Equity (formerly MFS Investors Trust Division) (E Class)/(c) (l)/ 2001      8.75         8.32
                                                                                   2002      8.32         6.56
                                                                                   2003      6.56         7.87
Legg Mason Value Equity (formerly MFS Investors Trust Division) (B Class)/(l)/.... 2004      7.74         8.59
                                                                                   2005      8.59         9.07
                                                                                   2006      9.07         9.49
Lehman Brothers(R) Aggregate Bond Index Division (E Class)/(c)/................... 2001     11.23        11.46
                                                                                   2002     11.46        12.45
                                                                                   2003     12.45        12.72
Lehman Brothers(R) Aggregate Bond Index Division (B Class)........................ 2004     12.51        12.89
                                                                                   2005     12.89        12.96
                                                                                   2006     12.96        13.29

                                                                                       Number of
                                                                                   Accumulation Units
                                                                                         End of
Fund Name                                                                                 Year
---------                                                                          ------------------
Harris Oakmark Focused Value Division (E Class)/(c)/..............................            0.00
                                                                                        320,020.25
                                                                                      1,040,971.04
Harris Oakmark Focused Value Division (B Class)...................................      377,040.95
                                                                                      1,158,798.80
                                                                                      1,544,583.01
Harris Oakmark International Division (E Class)/(d)/..............................       26,567.87
                                                                                        324,128.40
Harris Oakmark International Division (B Class)...................................      517,942.94
                                                                                      2,479,089.48
                                                                                      5,230,310.81
Harris Oakmark Large Cap Value Division (E Class)/(c)/............................            0.00
                                                                                        842,299.12
                                                                                      2,688,090.95
Harris Oakmark Large Cap Value Division (B Class).................................    1,304,722.64
                                                                                      3,878,821.73
                                                                                      5,009,373.07
Jennison Growth Division (B Class)................................................      412,176.02
                                                                                      1,003,446.89
Jennison Growth Division (formerly Met/Putnam Voyager Division) (E Class)/(c) (g)/            0.00
                                                                                        205,815.65
                                                                                        639,387.86
Jennison Growth Division (formerly Met/Putnam Voyager Division) (B Class)/(g)/....      114,586.68
                                                                                        152,249.83
Lazard Mid-Cap Division (E Class)/(d)/............................................       60,166.50
                                                                                        396,340.58
Lazard Mid-Cap Division (B Class).................................................      145,014.30
                                                                                        369,364.09
                                                                                        693,216.68
Legg Mason Aggressive Growth (formerly Janus Growth) (E Class)/(e)/...............            0.00
                                                                                        121,621.58
                                                                                              0.00
Legg Mason Aggressive Growth (formerly Janus Aggressive Growth) (B Class).........      157,905.31
                                                                                        441,946.14
                                                                                        854,039.26
Legg Mason Value Equity (B Class).................................................      752,191.91
Legg Mason Value Equity (formerly MFS Investors Trust Division) (E Class)/(c) (l)/            0.00
                                                                                         73,963.77
                                                                                        308,442.38
Legg Mason Value Equity (formerly MFS Investors Trust Division) (B Class)/(l)/....       58,522.26
                                                                                        300,403.79
                                                                                        378,586.99
Lehman Brothers(R) Aggregate Bond Index Division (E Class)/(c)/...................            0.00
                                                                                      1,271,700.30
                                                                                      5,134,183.52
Lehman Brothers(R) Aggregate Bond Index Division (B Class)........................    3,850,658.98
                                                                                     11,887,466.57
                                                                                     16,455,776.79

                                                                        Beginning of               Number of
                                                                            Year     End of Year  Accumulation
                                                                        Accumulation Accumulation Units End of
Fund Name                                                          Year  Unit Value   Unit Value      Year
---------                                                          ---- ------------ ------------ ------------
Loomis Sayles Small Cap Division (E Class)/(c)/................... 2001    $23.20       $22.72            0.00
                                                                   2002     22.72        17.58       30,590.67
                                                                   2003     17.58        23.67      113,829.25
Loomis Sayles Small Cap Division (B Class)........................ 2004     23.77        26.96       62,988.78
                                                                   2005     26.96        28.40      282,001.02
                                                                   2006     28.40        32.65      807,342.10
Lord Abbett Bond Debenture Division
  (formerly Loomis Sayles High Yield Bond Division) (E Class)/(b)/ 2001     10.83        10.58            0.00
                                                                   2002     10.58        10.88            0.00
Lord Abbett Bond Debenture Division (E Class)..................... 2002     10.88        10.57      108,830.52
                                                                   2003     10.57        12.45      906,935.62
Lord Abbett Bond Debenture Division (B Class)..................... 2004     16.14        17.21      433,517.32
                                                                   2005     17.21        17.26    1,644,680.08
                                                                   2006     17.26        18.60    3,053,153.34
Met/AIM Small Cap Growth Division (E Class)/(d)/.................. 2002     11.24         8.50       46,307.54
                                                                   2003      8.50        11.68      213,981.76
Met/AIM Small Cap Growth Division (B Class)....................... 2004     11.40        12.23       88,967.34
                                                                   2005     12.23        13.08      249,141.21
                                                                   2006     13.08        14.75      379,516.68
MetLife Mid Cap Stock Index Division (E Class)/(c)/............... 2001     10.44        10.34            0.00
                                                                   2002     10.34         8.68      570,356.88
                                                                   2003      8.68        11.55    2,466,067.51
MetLife Mid Cap Stock Index Division (B Class).................... 2004     11.72        13.13      728,656.68
                                                                   2005     13.13        14.53    2,195,285.87
                                                                   2006     14.53        15.76    3,611,990.93
MetLife Stock Index Division (E Class)/(c)/....................... 2001     10.33        10.18            0.00
                                                                   2002     10.18         8.45            0.00
                                                                   2003      8.45        11.14            0.00
MetLife Stock Index Division (B Class)............................ 2004     34.63        37.56    1,750,875.84
                                                                   2005     37.56        38.72    5,047,439.87
                                                                   2006     38.72        44.05    7,044,246.68
MFS Research International Division (Class E)/(c)/................ 2001      9.02         8.38            0.00
                                                                   2002      8.38         7.31      128,885.57
                                                                   2003      7.31         9.54      378,131.36
MFS Research International Division (Class B)..................... 2004      9.79        11.25      141,755.48
                                                                   2005     11.25        12.94      604,819.44
                                                                   2006     12.94        16.17    2,068,708.66
MFS Total Return Division/(i)/.................................... 2004     37.71        41.05      119,277.39
                                                                   2005     41.05        41.69      328,191.42
                                                                   2006     41.69        46.09      465,431.08
Morgan Stanley EAFE(R) Index Division (Class E)/(c)/.............. 2001      9.42         8.65            0.00
                                                                   2002      8.65         7.12      634,864.59
                                                                   2003      7.12         9.65    3,114,501.40
Morgan Stanley EAFE(R) Index Division (Class B)................... 2004      9.64        11.22    1,310,419.46
                                                                   2005     11.22        12.51    3,920,106.79
                                                                   2006     12.51        15.51    5,695,313.60

                                                                                      Beginning of               Number of
                                                                                          Year     End of Year  Accumulation
                                                                                      Accumulation Accumulation Units End of
Fund Name                                                                        Year  Unit Value   Unit Value      Year
---------                                                                        ---- ------------ ------------ ------------
Neuberger Berman Mid Cap Value Division (Class E)/(c)/.......................... 2001    $15.44       $15.13            0.00
                                                                                 2002     15.13        13.49      222,971.85
                                                                                 2003     13.49        18.18      832,486.66
Neuberger Berman Mid Cap Value Division (Class B)............................... 2004     18.71        21.85      745,718.74
                                                                                 2005     21.85        24.15    2,759,258.03
                                                                                 2006     24.15        26.52    4,556,951.22
Neuberger Berman Real Estate Division/(i)/...................................... 2004      9.99        12.84    1,489,317.40
                                                                                 2005     12.84        14.37    4,338,464.48
                                                                                 2006     14.37        19.52    7,835,572.48
Oppenheimer Capital Appreciation Division/(j)/.................................. 2005      7.99         8.69      173,317.48
                                                                                 2006      8.69         9.23      620,638.28
Oppenheimer Global Equity Division (Class E)/(c)/............................... 2001     13.02        12.28            0.00
                                                                                 2002     12.28        10.17      112,537.61
                                                                                 2003     10.17        13.10      406,709.15
Oppenheimer Global Equity Division (Class B).................................... 2004     12.89        14.88      105,601.25
                                                                                 2005     14.88        17.04      579,290.68
                                                                                 2006     17.04        19.59    1,334,400.29
PIMCO Inflation Protected Bond Division/(k)/.................................... 2006     11.04        11.16      595,123.74
PIMCO Total Return Division (Class E)/(c)/...................................... 2001     10.25        10.45            0.00
                                                                                 2002     10.45        11.29    1,551,710.35
                                                                                 2003     11.29        11.65    4,544,053.32
PIMCO Total Return Division (Class B)........................................... 2004     11.72        12.16    1,912,529.08
                                                                                 2005     12.16        12.28    6,758,354.02
                                                                                 2006     12.28        12.67    9,627,248.36
RCM Technology Division (formerly RCM Global Technology Division) (Class E)/(c)/ 2001      7.05         6.10            0.00
                                                                                 2002      6.10         2.97      203,039.18
                                                                                 2003      2.97         4.62    1,637,949.51
RCM Technology Division (formerly RCM Global Technology Division) (Class B)..... 2004      4.18         4.36      327,216.18
                                                                                 2005      4.36         4.78      700,834.84
                                                                                 2006      4.78         4.98    1,303,161.54
Russell 2000(R) Index Division (Class E)/(c)/................................... 2001     12.07        12.02            0.00
                                                                                 2002     12.02         9.43      325,845.30
                                                                                 2003      9.43        13.60    1,535,666.47
Russell 2000(R) Index Division (Class B)........................................ 2004     13.58        15.56      523,546.85
                                                                                 2005     15.56        16.03    1,502,294.21
                                                                                 2006     16.03        18.61    2,585,775.71
T. Rowe Price Large Cap Growth Division (Class E)/(c)/.......................... 2001     11.70        11.57            0.00
                                                                                 2002     11.57         8.76      192,844.11
                                                                                 2003      8.76        11.30      794,026.43
T. Rowe Price Large Cap Growth Division (Class B)/(c)/.......................... 2004     11.25        12.21      551,747.60
                                                                                 2005     12.21        12.82    1,706,948.80
                                                                                 2006     12.82        14.29    2,574,599.46
T. Rowe Price Mid-Cap Growth Division (Class E)/(c)/............................ 2001      8.64         8.26            0.00
                                                                                 2002      8.26         4.56      160,883.93
                                                                                 2003      4.56         6.17      921,458.24
T. Rowe Price Mid-Cap Growth Division (Class B)................................. 2004      6.30         7.15      529,644.79
                                                                                 2005      7.15         8.10    1,695,381.23
                                                                                 2006      8.10         8.49    3,268,219.53

                                                                                   Beginning of                  Number of
                                                                                       Year     End of Year  Accumulation Units
                                                                                   Accumulation Accumulation       End of
Fund Name                                                                     Year  Unit Value   Unit Value         Year
---------                                                                     ---- ------------ ------------ ------------------
T. Rowe Price Small Cap Growth Division (E Class)/(c)/....................... 2001   $ 12.35      $ 12.17               0.00
                                                                              2002     12.17         8.80         104,912.42
                                                                              2003      8.80        12.22         500,675.63
T. Rowe Price Small Cap Growth Division (B Class)............................ 2004     12.51        13.35         169,438.00
                                                                              2005     13.35        14.60         639,929.00
                                                                              2006     14.60        14.94       1,140,830.69
Western Asset Management Strategic Bond Opportunities Division (Class E)/(c)/ 2001     15.73        16.05               0.00
                                                                              2002     16.05        17.34         206,607.47
                                                                              2003     17.34        19.26       1,097,298.95
Western Asset Management Strategic Bond Opportunities Division (Class B)..... 2004     18.92        20.08         516,840.38
                                                                              2005     20.08        20.34       2,362,619.16
                                                                              2006     20.34        21.06       4,193,499.21
Western Asset Management U.S Government Division (Class E)/(c)/.............. 2001     14.63        14.93               0.00
                                                                              2002     14.93        15.87         884,065.72
                                                                              2003     15.87        15.91       1,650,276.43
Western Asset Management U.S Government Division (Class B)................... 2004     15.64        16.03         792,980.55
                                                                              2005     16.03        16.05       2,828,550.05
                                                                              2006     16.05        16.47       4,232,158.83
MetLife Aggressive Allocation Division/(j)/.................................. 2005      9.99        11.16         306,141.65
                                                                              2006     11.16        12.74       1,484,809.90
MetLife Conservative Allocation Division/(j)/................................ 2005      9.99        10.31         578,943.02
                                                                              2006     10.31        10.88       1,938,160.76
MetLife Conservative to Moderate Allocation Division/(j)/.................... 2005      9.99        10.52       2,293,499.61
                                                                              2006     10.52        11.37      10,459,920.40
MetLife Moderate Allocation Division/(j)/.................................... 2005      9.99        10.75       3,641,353.32
                                                                              2006     10.75        11.88      22,508,484.97
MetLife Moderate to Aggressive Allocation Division/(j)/...................... 2005      9.99        10.98       2,829,696.46
                                                                              2006     10.98        12.39      17,897,969.38
American Funds at 1.50 Separate Account Charge:

American Funds Bond Division/(k)/............................................ 2006     14.69        15.41       1,384,257.31
American Funds Global Small Capitalization Division/(c)/..................... 2004     16.28        19.38         559,036.42
                                                                              2005     19.38        23.94       1,993,369.67
                                                                              2006     23.94        29.25       3,865,644.25
American Funds Growth Division/(c)/.......................................... 2004    113.13       125.36         321,875.82
                                                                              2005    125.36       143.50       1,076,810.53
                                                                              2006    143.50       155.82       1,897,452.19
American Funds Growth-Income Division/(c)/................................... 2004     88.04        95.72         337,328.74
                                                                              2005     95.72        99.80       1,024,224.45
                                                                              2006     99.80       113.26       1,585,446.89

-----------
(a)The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(b)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(c)Inception date: August 3, 2001.
(d)Inception date: May 1, 2002.
(e)The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(f)Inception date: May 1, 2003.

(g)The assets of the Met/Putnam Voyager Division were merged into this division prior to the opening of business on May 2, 2005. Accumulation unit values prior to May 2, 2005 are those of the Met/Putnam Voyager Division.
(h)The division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004, and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
(i)Inception date: May 1, 2004.
(j)Inception date: May 1, 2005.
(k)Inception date: May 1, 2006.
(l)The assets of MFS Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS Investors Trust Division.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST                   LEGAL NAME OF PORTFOLIO SERIES     MARKETING NAME
  American Funds Insurance Series   Bond Fund                          American Funds Bond Fund
  American Funds Insurance Series   Global Small Capitalization Fund   American Funds Global Small Capitalization Fund
  American Funds Insurance Series   Growth - Income Fund               American Funds Growth-Income Fund
  American Funds Insurance Series   Growth Fund                        American Funds Growth Fund
  Metropolitan Series Fund, Inc.    FI International Stock Portfolio   FI International Stock Portfolio (Fidelity)
  Metropolitan Series Fund, Inc.    FI Large Cap Portfolio             FI Large Cap Portfolio (Fidelity)
  Metropolitan Series Fund, Inc.    FI Mid Cap Opportunities Portfolio FI Mid Cap Opportunities Portfolio (Fidelity)
  Metropolitan Series Fund, Inc.    FI Value Leaders Portfolio         FI Value Leaders Portfolio (Fidelity)

                          Request For a Statement of
                   Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E

[_] Metropolitan Series Fund, Inc.

[_] Met Investors Series Trust

[_] American Funds Insurance Series

[_] I have changed my address. My current address is:

                           _________________ Name ___
                           (Contract Number)

                                             Address

                           _________________        _
                              (Signature)         zip

Metropolitan Life Insurance Company
Attn: Fulfillment Unit - PPS
1600 Division Road
West Warwick, RI 02893

138